                                                                   EXHIBIT 10.10
================================================================================



                              MAGINET CORPORATION



                               UP TO $30,000,000



                      10.5% SENIOR SECURED NOTES DUE 2000


                             ______________________

                                 NOTE AGREEMENT

                             ______________________



                             Dated August 15, 1995


================================================================================



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.AUTHORIZATION OF ISSUE OF SECURITIES
    1.1   Series A Notes....................................................   1
    1.2   Series B Notes....................................................   1
    1.3   Pledge Agreement..................................................   2
    1.4   Warrants..........................................................   2
    1.5   Reference to Notes................................................   2

2.  PURCHASE AND SALE OF SECURITIES.........................................   2
    2.1   Purchase and Sale of Securities...................................   2
    2.2   Purchase and Sale of Series B Notes...............................   3

3.  CONDITIONS OF CLOSING...................................................   4
    3.1   Representations and Warranties....................................   4
    3.2   Performance; No Default...........................................   4
    3.3   Compliance Certificate............................................   4
    3.4   Opinion of Purchasers' Special Counsel............................   4
    3.5   Opinion of Company's Counsel......................................   4
    3.6   Opinions of Local Counsel.........................................   5
    3.7   Opinion of Agent's Counsel........................................   5
    3.8   Pledge Agreement..................................................   5
    3.9   Collateral Assignment Agreement...................................   5
    3.10  Shareholders' Agreement...........................................   5
    3.11  Corporate Reorganization..........................................   6
    3.12  Purchase Permitted by Applicable Laws.............................   6
    3.13  Payment of Closing Fees...........................................   6
    3.14  Private Placement Number..........................................   6
    3.15  Proceedings.......................................................   6
    3.16  Appointment of Agent..............................................   6
    3.17  Additional Financing..............................................   6
    3.18  Sale of Securities to other Initial Purchasers....................   7
    3.19  Conditions at Second Closing Date.................................   7
    3.20  Principal Amount of Series B Notes................................   7
    3.21  Accession to Appointment Agreement................................   7

4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................   7
    4.1   Organization, Standing, etc.......................................   7
    4.2   Authorization; Enforceability.....................................   8
    4.3   Warrants and Warrant Shares.......................................   8
    4.4   Qualification.....................................................   8
    4.5   Financial Statements..............................................   8
    4.6   Actions Pending...................................................   9
    4.7   Outstanding Debt..................................................   9
    4.8   Title to Properties...............................................   9
    4.9   Intellectual Properties...........................................   9
    4.10  Taxes.............................................................  10

    4.11  Compliance with Laws, etc.........................................  10
    4.12  Conflicting Agreements and Other Matters..........................  10
    4.13  Offering of Securities............................................  11
    4.14  Use of Proceeds...................................................  11
    4.15  ERISA.............................................................  11
    4.16  Governmental Consent..............................................  13
    4.17  Zoning and Environmental Compliance...............................  13
    4.18  Investment Company Act and Holding Company........................  13
    4.19  Disclosure........................................................  14
    4.20  Solvency..........................................................  14
    4.21  Foreign Assets Control Regulations, etc...........................  14
    4.22  Hotel Contracts...................................................  14
    4.23  Joint Venture Agreements..........................................  15

5.  REPRESENTATIONS OF EACH PURCHASER.......................................  15
    5.1   Nature of Purchase................................................  15
    5.2   Source of Funds...................................................  15
    5.3   Release of Collateral.............................................  16

6.  PREPAYMENTS.............................................................  17
    6.1   Optional Prepayment...............................................  17
    6.2   Notice of Optional Prepayment.....................................  17
    6.3   Partial Payments Pro Rata.........................................  18
    6.4   Retirement of Notes...............................................  18
    6.5   Surrender of Notes on Prepayment..................................  18

7.  COVENANTS...............................................................  18
    7.1   Books of Record and Account.......................................  18
    7.2   Financial Statements, Notices, etc................................  18
    7.3   Inspection of Property............................................  22
    7.4   Covenant to Secure Notes Equally..................................  22
    7.5   Maintenance of Corporate Existence................................  23
    7.6   Maintenance of Properties.........................................  23
    7.7   Insurance.........................................................  23
    7.8   Taxes.............................................................  23
    7.9   Compliance with Laws, etc.........................................  24
    7.10  Environmental Compliance..........................................  24
    7.11  Pari Passu Ranking................................................  24
    7.12  Payment of Notes..................................................  24
    7.13  Security Documents; Further Assurances............................  25
    7.14  Foreign Subsidiaries' Security....................................  25
    7.15  Pledge of Shares of New Subsidiaries..............................  26
    7.16  Notification of Registration......................................  26
    7.17  Sub-licences or Assignments and Consents..........................  26
    7.18  Removal of Legends................................................  26

8.  NEGATIVE COVENANTS......................................................  26
    8.1   Liens.............................................................. 27

    8.2   Restricted Payments................................................ 29
    8.3   Adjusted Consolidated Net Worth.................................... 30
    8.4   Total Debt to Total Adjusted Capitalization........................ 30
    8.5   Total Debt to Historical EBITDA.................................... 30
    8.6   Historical EBITDA.................................................. 30
    8.7   Merger, Consolidation, etc......................................... 31
    8.8   Sale of Assets..................................................... 32
    8.9   Cumulative Installed Rooms......................................... 33
    8.10  Offering of Adult Titles........................................... 34
    8.11  Amendments to the Technology License Agreement..................... 34
    8.12  Transactions with Affiliates....................................... 34
    8.13  Additional Pledged Securities; Restrictions
          on PPV............................................................. 34

9.  EVENTS OF DEFAULT AND ENFORCEMENT........................................ 36
    9.1   Events of Default; Acceleration.................................... 36
    9.2   Rescission of Acceleration......................................... 38
    9.3   Notice of Acceleration or Rescission............................... 38
    9.4   Other Remedies..................................................... 39

10. DEFINITIONS AND INTERPRETATION, ETC...................................... 39
    10.1  Defined Terms...................................................... 39
    10.2  Accounting Principles, Terms and Determinations.................... 47

11. MISCELLANEOUS............................................................ 47
    11.1  Payments........................................................... 48
    11.2  Expenses........................................................... 49
    11.3  Consent to Amendments.............................................. 50
    11.4  Solicitation of Holders of Notes................................... 50
    11.5  Form, Registration, Transfer and Exchange of
          Notes; Lost Notes.................................................. 50
    11.6  Persons Deemed Owners.............................................. 51
    11.7  Survival of Representations and Warranties......................... 51
    11.8  Successors and Assigns............................................. 52
    11.9  Disclosure to Other Persons........................................ 52
    11.10 Notices............................................................ 52
    11.11 Payments Due on Non-Business Days.................................. 53
    11.12 Satisfaction Requirement........................................... 53
    11.13 Entire Agreement................................................... 53
    11.14 Governing Law...................................................... 53
    11.15 Severability....................................................... 53
    11.16 Descriptive Headings............................................... 53
    11.17 Counterparts....................................................... 53
    11.18 Severalty of Obligations........................................... 54
    11.19 Consent to Jurisdiction; Service of Process........................ 54
    11.20 Waiver of Jury Trial............................................... 54

     PURCHASER SCHEDULE
     SCHEDULE  1.2  - Pledged Security
     SCHEDULE  3.11 - Description of Reorganization
     SCHEDULE  4.1  - Subsidiaries
     SCHEDULE  4.7  - Outstanding Debt
     SCHEDULE  4.9  - Related Interests in Intellectual Property
     SCHEDULE  4.12 - Restrictive Covenants
     SCHEDULE  4.15 - ERISA
     SCHEDULE  4.16 - Governmental Consents
     SCHEDULE  8.1  - Liens


     EXHIBIT A-1 - Form of Series A Note
     EXHIBIT A-2 - Form of Series B Note
     EXHIBIT B-1 - Form of Pledge Agreement
     EXHIBIT B-2 - Form of Pledge Agreement (Japanese law)
     EXHIBIT C   - Form of Warrant
     EXHIBIT D-1 - Form of Opinion of Counsel to the Company
     EXHIBIT D-2 - Form of Opinion of Counsel to the Agent
     EXHIBIT D-3 - Form of Local Counsel Opinion
     EXHIBIT E   - Form of Collateral Assignment Agreement
     EXHIBIT F   - Form of Appointment Agreement
     EXHIBIT G   - Form of Second Amendment to Shareholders' Agreement
     EXHIBIT H   - Gross Revenue Analysis

                              MAGINET CORPORATION
                                405 TASMAN DRIVE
                          SUNNYVALE, CALIFORNIA  94089


                  Senior Secured Notes due 2000 with Warrants



                                                        August 15, 1995

To Each of the Purchasers Named in
the Purchaser Schedule Attached Hereto


Ladies and Gentlemen:

          The undersigned, MagiNet Corporation, a company organized under the laws of the State of California (the "Company"), hereby agrees with each of the purchasers named in the Purchaser Schedule attached hereto (herein called the "Initial Purchasers") and any subsequent purchaser which executes an instrument of accession to this Note Agreement in the form of Annex I attached hereto (herein called the "Subsequent Purchasers" and together with the Initial Purchasers, the "Purchasers") as follows:

          SECTION 1.  AUTHORIZATION OF ISSUE OF SECURITIES.

          1.1. Series A Notes. The Company has authorized the issue and sale of its senior promissory notes (herein called the "Series A Notes") in the aggregate principal amount of $24,900,000 to be dated the date of issue thereof, to mature August 15, 2000, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 10.5% per annum (subject to adjustment pursuant to Sections 8.6 and 8.9) and on overdue payments at the rate specified therein, each such promissory note to be substantially in the form of Exhibit A-1 attached hereto. The Series A Notes issued pursuant hereto will constitute direct, and, except as provided herein, secured obligations of the Company and will rank at least pari passu with all other outstanding obligations of the Company, present or future.

          1.2. Series B Notes. On or before December 31, 1995, the Company may authorize the issue and sale of senior promissory notes (herein called the "Series B Notes") to one or more Subsequent Purchasers reasonably acceptable to the Initial Purchasers, in the aggregate principal amount of up to $5,100,000, to be dated the date of issue thereof, to mature on August 15, 2000, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at a rate per of 10.5% annum (subject to adjustment pursuant to Sections 8.6 and 8.9) and on overdue payments at the rate specified therein, each such promissory note to be substantially in the form of Exhibit A-2 attached hereto. Any Series B Notes issued pursuant hereto will constitute direct, and, except as provided herein, secured obligations of the Company and will rank at least pari passu with all other outstanding obligations of the Company, present or future.

          1.3. Pledge Agreement. The obligations of the Company hereunder and under each of the Notes shall be secured by way of a pledge of the amount of capital stock or similar equity interests specified in Schedule 1.2 opposite the name of each of the companies listed on Schedule 1.2, together with all proceeds thereof (collectively, the "Pledged Securities") in favor of The Chase Manhattan Bank, N.A., as collateral agent (the "Agent") for the Purchasers, pursuant to one or more pledge agreements in substantially the form of Exhibit B-1 attached hereto, other than with respect to PPV Japan, Inc, the Pledged Securities of which shall be pledged pursuant to an agreement of assignment of collateral in substantially the form of Exhibit B-2 attached hereto (each a "Pledge Agreement").

          1.4. Warrants. The Company will authorize the issue of warrants in substantially the form of Exhibit C hereto (the "Warrants") to subscribe at the price per share (subject to adjustment as set forth in the Warrants) set forth in the Warrants for up to 1,714,286 (subject to adjustment as set forth in Section 4.3 and in the Warrants) shares of common stock of the Company, no par value per share (the "Common Stock").

          1.5. Reference to Notes. The term "Notes" as used herein shall include each of the Series A Notes and Series B Notes (each a "Series") and any Note delivered pursuant to any provision of this Agreement and each such senior promissory note delivered in substitution or exchange for any other Note pursuant to any such provision. The term "Warrants" as used herein shall include each such common stock purchase warrant delivered pursuant to any provision of this Agreement and each such warrant delivered in substitution or exchange for any other Warrant pursuant to any such provision. The term "Securities" shall include both the Notes and the Warrants.

          SECTION 2.  PURCHASE AND SALE OF SECURITIES.

          2.1. Purchase and Sale of Securities. The Company hereby agrees to sell to each Initial Purchaser, and, subject to the terms and conditions hereof, each Initial Purchaser hereby agrees (x) to purchase from the Company the aggregate principal amount of the Series A Notes set forth opposite such

                                                                  NOTE AGREEMENT

Initial Purchaser's name in the Purchaser Schedule attached hereto at the purchase price of 100% of such aggregate principal amount and (y) to accept from the Company the aggregate number of Warrants set forth opposite such Initial Purchaser's name in the Purchaser Schedule attached hereto. The Company will deliver to such Initial Purchaser, at the offices of White & Case, at 1155 Avenue of the Americas, New York, New York 10036, (i) one or more Series A Notes registered in such Initial Purchaser's name (or in the name of such Initial Purchaser's nominee), evidencing Series A Notes in the aggregate principal amount of Series A Notes to be purchased by such Initial Purchaser and in the denomination or denominations specified with respect to such Initial Purchaser in the Purchaser Schedule against payment by such Initial Purchaser of the purchase price thereof by transfer of immediately available funds for credit to the Company's account #035004328-7 at Silicon Valley Bank, Santa Clara, California, ABA No. 121-140-399, and (ii) one or more Warrants registered in such Initial Purchaser's name, evidencing the aggregate number of Warrants to be delivered to such Initial Purchaser, on the date of closing, which shall be August 15, 1995 or any other date on or before August 31, 1995 upon which the Company and the Initial Purchasers may mutually agree (herein called the "First Closing Date").

          If at the First Closing Date the Company fails to tender the Securities to each Initial Purchaser as provided or any of the conditions specified in Section 3 shall not have been fulfilled to the satisfaction of each Initial Purchaser, such Initial Purchaser will, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights that it may have by reason of such failure or nonfulfillment.

          2.2. Purchase and Sale of Series B Notes. The Company may from time to time agree to sell to a Subsequent Purchaser reasonably acceptable to the holders of the Series A Notes, and, subject to the terms and conditions hereof, each such Subsequent Purchaser shall (x) execute and deliver an instrument of accession in the form of Annex I hereto which shall provide the information for the Purchaser Schedule, which shall be supplemented accordingly, (y) purchase from the Company the aggregate principal amount of the Series B Notes set forth opposite such Subsequent Purchaser's name in the Purchaser Schedule as so supplemented at the purchase price of 100% of such aggregate principal amount and (y) if applicable accept from the Company, the aggregate number of Warrants offered to such Purchaser. The Company will deliver to such Subsequent Purchaser at the offices of White & Case at 1155 Avenue of the Americas, New York, New York 10036, (i) one or more Series B Notes registered in such Subsequent Purchaser's name (or in the name of such Subsequent Purchaser's nominee), evidencing Series B Notes in the aggregate principal amount of Series B Notes to be purchased by such Subsequent Purchaser and in the denomination or denominations specified with respect to such Subsequent Purchaser in the Purchaser Schedule against payment by such Subsequent Purchaser of the purchase price thereof by transfer of immediately available funds for credit to the bank account of the Company

                                                                  NOTE AGREEMENT
with a bank in the United States, as specified by the Company and (ii) if applicable, one or more Warrants registered in such Subsequent Purchaser's name, evidencing the aggregate number of Warrants to be delivered to such Subsequent Purchaser, on the second closing date, which shall be on such date on or before December 31, 1995 as the Company and the Subsequent Purchasers may mutually agree (herein called the "Second Closing Date"). The term "closing date" or "date of closing" shall mean either the First Closing Date or the Second Closing Date, as the case may be.


          SECTION 3. CONDITIONS OF CLOSING. Each Initial Purchaser's obligation to purchase and pay for the Series A Notes to be purchased by such Initial Purchaser hereunder and each Initial Purchaser's obligation to accept the Warrants to be issued to each Initial Purchaser hereunder is subject to the satisfaction, on or before the First Closing Date, of the conditions set forth in Sections 3.1 through 3.18, inclusive. Each Subsequent Purchaser's obligation to purchase and pay for the Series B Notes which may be purchased by a Subsequent Purchaser hereunder and each Subsequent Purchaser's obligation to accept Warrants, if any, which may be issued to each Subsequent Purchaser hereunder is subject to the satisfaction, on or before the Second Closing Date, of the conditions set forth in Sections 3.19 through 3.21, inclusive.

          3.1. Representations and Warranties. The representations and warranties of the Company contained in this Agreement and the other Note Documents and those otherwise made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall be true on and as of the First Closing Date, except as affected by the consummation of such transactions.

          3.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and any other Note Document required to be performed or complied with by it prior to or at the closing and at the time of the closing there shall exist no Event of Default or Default.

          3.3. Compliance Certificate. The Company shall have delivered to such Initial Purchaser an Officers' Certificate, dated the First Closing Date, certifying that the conditions specified in Sections 3.1 and 3.2 have been complied with or fulfilled.

          3.4. Opinion of Initial Purchasers' Special Counsel. Such Initial Purchaser shall have received from White & Case, who are acting as special counsel for the Initial Purchasers in connection with this transaction, a favorable opinion satisfactory to such Initial Purchaser as to such matters incident to the matters herein contemplated as such Initial Purchaser may reasonably request.

                                                                  NOTE AGREEMENT

          3.5. Opinion of Company's Counsel. Such Initial Purchaser shall have received from Wilson, Sonsini, Goodrich & Rosati, U.S. counsel for the Company, a favorable opinion satisfactory to such Initial Purchaser and substantially in the form of Exhibit D-1 attached hereto.

          3.6. Opinions of Local Counsel. Such Initial Purchaser shall have received from local counsel in the respective jurisdictions of organization for each Subsidiary and Joint Venture Vehicle listed on Schedule 1.2, favorable opinions satisfactory to such Initial Purchaser and substantially in the form of Exhibit D-2 attached hereto.

          3.7. Opinion of Agent's Counsel. Such Initial Purchaser shall have received from White & Case, counsel for the Agent, a favorable opinion satisfactory to such Initial Purchaser and substantially in the form of Exhibit D-3 attached hereto.

          3.8. Pledge Agreement. The Company shall have duly authorized, executed and delivered a Pledge Agreement, and any other Pledge Agreements as such Initial Purchaser reasonably deems advisable in connection with the Pledged Securities and such Initial Purchaser shall have received a certified copy thereof, and at the First Closing Date such Pledge Agreement(s) shall be in full force and effect and shall constitute a valid, binding and enforceable obligation in accordance with its terms, and the Company shall cause to be delivered to the Agent all the certificated Pledged Securities, if any, referred to in any such Pledge Agreement, together with executed and undated stock powers, and such Initial Purchaser shall have received such confirmation from the Company and the Agent with respect thereto as it may reasonably request. At the First Closing Date, such Initial Purchaser shall receive copies of such Pledge Agreement(s) in the form executed and delivered by the parties thereto.

          3.9. Collateral Assignment Agreement. The Company shall have caused PPV to have duly authorized, executed and delivered a collateral assignment agreement with respect to the Technology License Agreement in substantially the form of Exhibit E hereto (the "Collateral Assignment Agreement") in favor of the Agent for the benefit of the Noteholders and such Initial Purchaser shall have received a certified copy thereof, and at the First Closing Date such Collateral Assignment Agreement shall be in full force and effect and shall constitute a valid, binding and enforceable obligation in accordance with its terms. At the First Closing Date, such Initial Purchaser shall receive copies of such Collateral Assignment Agreement in the form executed and delivered by the parties thereto. The Collateral Assignment Agreement shall allow Pacific Pay Video Limited to sublicense or to assign rights under the Technology License Agreement to Subsidiaries and Joint Venture Vehicles of the Company.

                                                                  NOTE AGREEMENT

          3.10. Shareholders' Agreement. The second amendment to the Shareholders' Agreement substantially in the form of Exhibit G hereto shall have been duly authorized, executed and delivered by the parties thereto, and such Initial Purchaser shall have received fully executed counterparts thereof, and on the date of the First Closing Date, the Shareholders' Agreement, as amended, shall be in full force and effect and such Initial Purchaser shall have received such confirmation from the Company with respect thereto as such Initial Purchaser may reasonably request.

          3.11. Corporate Reorganization. The corporate reorganization described in Schedule 3.11 shall have occurred and except as described in
Schedule 3.11, all of the assets of PPV shall have been duly and validly transferred to the Company and such Initial Purchaser shall have received such confirmation from the Company with respect thereto as such Initial Purchaser may reasonably request.

          3.12. Purchase Permitted By Applicable Laws. The purchase of and payment for the Notes and acceptance of the Warrants by such Initial Purchaser on the First Closing Date on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, section 5 of the Securities Act or Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), shall not subject such Initial Purchaser to any tax, penalty, liability or other undesirable condition under or pursuant to any applicable law or governmental regulation, shall not require reliance by such Initial Purchaser on provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, and such Initial Purchaser shall have received such certificates or other evidence as it may request to establish compliance with this condition.

          3.13. Payment of Closing Fees. The Company shall have paid the reasonable fees, charges and disbursements of White & Case, special counsel to the Initial Purchasers and Agent and of local counsel, if any, retained by the Initial Purchasers, which are reflected in statements of such counsel rendered to the Company prior to or on the First Closing Date.

          3.14. Private Placement Number. White & Case shall have obtained for the Notes a private placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners).

          3.15. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to such Initial Purchaser, and such Initial Purchaser shall have received all such

                                                                  NOTE AGREEMENT
counterpart originals or certified or other copies of such documents as it may reasonably request.

          3.16. Appointment of Agent. The Company, the Agent and each of the Initial Purchasers shall have executed and delivered the Appointment Agreement.

          3.17. Additional Financing. The Company shall have provided evidence in form and substance satisfactory to such Initial Purchaser that an investor acceptable to such Initial Purchaser shall be committed to make equity and/or debt investments in the Company on terms and conditions satisfactory to such Initial Purchaser in an aggregate amount of at least $5,100,000 prior to January 1, 1996.

          3.18. Sale of Securities to other Initial Purchasers. The Company shall have sold to the Initial Purchasers the Notes to be purchased by them at the First Closing Date and shall have received payment in full therefor and the Company shall have issued to the other Initial Purchasers the Warrants to be issued to them at the First Closing Date.

          3.19. Conditions at Second Closing Date. The Series A Notes shall be outstanding and the conditions specified in Sections 3.1 through 3.15, inclusive, shall have been satisfied as of the Second Closing Date with respect to the Series B Notes (unless otherwise waived by the Subsequent Purchasers) with all references in such Sections (and in the exhibits referenced therein) to Series A Notes being read as Series B Notes, Initial Purchaser being read as Subsequent Purchaser and to First Closing Date being read as the Second Closing Date, mutatis mutandis.

          3.20. Principal Amount of Series B Notes. The outstanding aggregate principal amount of the Series B Notes shall be not greater than $5,100,000.

          3.21. Accession to Appointment Agreement. Such Subsequent Purchasers shall have acceded to the Appointment Agreement in accordance with the terms thereof.


          SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

          4.1. Organization, Standing, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Schedule 4.1 sets forth (i) the name of each Subsidiary and Joint
                                      -
Venture Vehicle of the Company, (ii) its jurisdiction of incorporation or, if
                                 --
not incorporated, operations and (iii) the percentage of its Voting Shares owned
                                  ---
by the Company and each other Subsidiary or Joint

                                                                  NOTE AGREEMENT

Venture Vehicle of the Company. All of the Voting Shares of each Subsidiary and Joint Venture Vehicle shown in Schedule 4.1 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except for Liens arising under the Security Documents or otherwise disclosed in Schedule 4.1). Each Subsidiary and Joint Venture Vehicle is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority and all material rights and permits to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          4.2. Authorization; Enforceability. The Company has all requisite corporate power and authority and all material rights and permits to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement, the other Note Documents, to issue and sell the Securities and to carry out the terms of the Note Documents. The execution and delivery of this Agreement and each of the other Note Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and the other Note Documents constitute, and the Securities when issued hereunder for value will each constitute, a legal, valid and binding obligation of the Company, enforceable in accordance with their respective terms.

          4.3. Warrants and Warrant Shares. The Company has reserved and unissued shares of its Common Stock at least equal to the shares of Common Stock issuable upon exercise of the Warrants. The shares of Common Stock issuable upon exercise of any Warrant have been duly authorized, and upon payment therefor in accordance with the terms of such Warrant, shall be validly issued, fully paid and nonassessable shares, with no liability on the part of the exercising holder with respect to obligations of the Company. As of the First Closing Date, on a fully-diluted basis the Common Stock into which the Warrants are exercisable represents approximately 11.4% of the capital stock of the Company; provided, that if the conditions specified in Section 1.b of the Warrants are not satisfied on or before December 31, 1995, the stock into which the Warrants are exercisable will represent approximately 23.2% of the capital stock of the Company.

          4.4. Qualification. Each of the Company, its Subsidiaries and its Joint Venture Vehicles is duly qualified or authorized to do business and is in good standing in every jurisdiction in which the properties owned, leased or operated by the Company or such Subsidiary or Joint Venture Vehicle or the nature of the business now conducted by the Company or such Subsidiary or Joint Venture Vehicle makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

          4.5. Financial Statements. The Company has furnished each Purchaser with the following financial statements, identified by a principal financial officer of the Company: (i) the audited consolidated balance sheets of PPV and
                         -
its Subsidiaries at December 31, in each of the years 1992, 1993 and 1994, and the related consolidated statements of income, stockholders' equity and cash flows of PPV and its Subsidiaries for the fiscal years ended on such dates and

(ii) the unaudited consolidated balance sheets of PPV and its Subsidiaries at
 --
June 30, 1995 and the related consolidated statements of income, stockholders' equity and cash flows of PPV and its Subsidiaries for the 6 month period ended on such date. Such financial statements (including any related schedules and/or notes and subject, as to interim statements, to changes resulting from audits and year-end adjustments and the absence of footnotes), have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all liabilities, direct and contingent, of PPV and its Subsidiaries required to be shown in accordance with such principles. The consolidated financial statements fairly present the financial condition of PPV and its Subsidiaries as at the dates thereof and for the periods indicated. There has been no material adverse change in the business, operations, affairs, condition (financial or other), properties or prospects of the Company and its Subsidiaries taken as a whole since December 31, 1994.

          4.6.  Actions Pending.  There is

          (x) no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or Joint Venture Vehicles or any properties or rights of the Company or any of its Subsidiaries, and

          (y) to the knowledge of the Company, no action, suit, investigation or proceeding pending or threatened against On Command Video Corporation or any of its properties,

by or before any court, arbitrator or administrative or governmental body which
(i) questions the validity of this Agreement or any other Note Document or any
 -
action taken or to be taken pursuant to this Agreement or any other Note Document or (ii) could reasonably be expected to result in any Material Adverse
             --
Effect.

          4.7. Outstanding Debt. Schedule 4.7 sets forth all outstanding Debt of the Company, its Subsidiaries and its Joint Venture Vehicles (including all Financing Leases and purchase money mortgages). There exists no default or event of default under the provisions of any instrument evidencing any Debt of the Company or its Subsidiaries or its Joint Venture Vehicles or of any agreement relating thereto.

          4.8. Title to Properties. The Company and each of its Subsidiaries and its Joint Venture Vehicles has good and marketable title to its real properties (other than properties to which it has perpetual easements or which it leases) and good title to all of its other properties, including the properties reflected in the balance sheet as at December 31, 1994 referred to in
Section 4.5 (other than properties and assets disposed of in the ordinary course of business). The Company and each of its Subsidiaries and its Joint Venture Vehicles enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the conduct of its business, and all such leases are valid and subsisting and are in full force and effect.

          4.9. Intellectual Properties. Except as disclosed in Schedule 4.9, the Company and each of its Subsidiaries and its Joint Venture Vehicles owns or possesses rights to all patents, patent applications, copyrights, copyright applications, trade secrets, trade names and trademarks, technologies, methods, processes or other proprietary properties or information and all rights with respect to the foregoing (collectively, "Intellectual Properties") necessary for the conduct of their respective businesses as now conducted. Neither the Company nor any Subsidiary nor any Joint Venture Vehicle has received a notification of infringement of any Intellectual Property that, if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Except as disclosed in Schedule 4.9, no officer, director, employee or shareholder of the Company or any Subsidiary or any Joint Venture Vehicle (other than the Company or another Subsidiary) owns or has, nor at the date of closing will own or have, any interest in any Intellectual Property owned or used by the Company or any Subsidiary or any Joint Venture Vehicle in connection with its businesses.

          4.10. Taxes. The Company and each of its Subsidiaries and its Joint Venture Vehicles has filed all federal, state, foreign and other income tax returns which are required to be filed, and has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles. The consolidated Federal income tax returns of the Company and its Subsidiaries (i) for all
                                                                -
calendar years through 1993, inclusive, have been filed with the Internal Revenue Service, (ii) none have been audited by the Internal Revenue Service and
                  --
(iii) all returns remain open.  The state income tax returns required to be
 ---
filed by the Company and its Subsidiaries (a) for all calendar years through
                                           -
1993, inclusive, have been filed and (b) none have been audited and all are
                                      -
open.

          4.11. Compliance with Laws, Etc. Neither the Company nor any of its Subsidiaries nor any of its Joint Venture Vehicles is in violation of (i) any
                                                                       -
laws, ordinances, governmental rules or regulations to which it is subject or by which it or any of its assets might be bound, (ii) any order, judgment or
                                               --
decree of any court, arbitrator or administrative or governmental body to which it is subject or by which it or any of its assets might be bound, (iii) any term
                                                                   ---
of any contract, agreement or other instrument to which it is a party or by which it or any of its assets might be bound, or (iv) any term of its charter or
                                                  --
by-laws, except which, either in any case specified in clauses (i), (ii), (iii) and (iv) or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          4.12. Conflicting Agreements and Other Matters. Neither the Company nor any of its Subsidiaries nor any of its Joint Venture Vehicles is a party to any contract or agreement or subject to any charter or other corporate restriction which could reasonably be expected to result in a Material Adverse Effect. Neither the execution and/or delivery of this Agreement or any of the other Note Documents, nor the offering, issuance and sale of the Securities, nor fulfillment of nor compliance with the terms and provisions hereof and of any other Note Documents will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (other than Liens in favor of the Purchasers) upon any of the properties of the Company or any of its Subsidiaries or any of its Joint Venture Vehicles pursuant to, the charter or by-laws of the Company or such Subsidiary or such Joint Venture Vehicle, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Subsidiary is or may be subject. The Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes except as set forth in the agreements listed in Schedule 4.12.

          4.13. Offering of Securities. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or the Warrants or any similar security of the Company for sale to, or solicited any offers to buy either the Notes or the Warrants or any similar securities of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than the Purchasers and not more than 100 other institutional investors, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of either the Notes or the Warrants to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

          4.14.  Use of Proceeds.   The proceeds of the sale of the Notes will
be used for working capital and other general corporate purposes (including without limitation the funding of the operations of Subsidiaries and Joint Venture Vehicles and the acquisition of businesses or assets of businesses that are compatible with the Company). None of the transactions contemplated by this Agreement will violate or result in a violation of section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any Debt which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation G.

          4.15.  ERISA.

          (a) The present value of the benefit liabilities (within the meaning of section 4001(a)(16) of ERISA) under each Plan does not exceed the current value (within the meaning of section 3(26) of ERISA) of the assets of such Plan allocable to such benefit liabilities, determined on the basis of assumptions and methods (including, without limitation, those used in valuing Plan assets) each of which is reasonable and in accordance with actuarial standards and applicable law.

          (b) None of the Company, any of its Subsidiaries or any ERISA Affiliate has breached the fiduciary rules of ERISA or engaged in any prohibited transaction, and no such breach or prohibited transaction has occurred, that could result in any direct or indirect liability (including as a result of an indemnification obligation) of the Company, any of its Subsidiaries or any ERISA Affiliate in connection with a suit for damages or pursuant to section 409(i) or 502(1) of ERISA or section 4975 of the Code.

          (c) No accumulated funding deficiency (as defined in section 302 of ERISA or section 412 of the Code), whether or not waived, has been incurred or exists with respect to any Plan. Full payment has been made within the time required under the Code or the terms of any Plan of all amounts which the Company or any Subsidiary or ERISA Affiliate is required under applicable law to have paid as contributions to each Plan.

          (d) Other than for premiums payable in the normal course that are not past due, none of the Company, any Subsidiary or any ERISA Affiliate has incurred (either directly or indirectly, including as a result of an indemnification obligation) any material liability under or pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans and no event, transaction or condition has occurred or exists or, to the Company's best knowledge, is expected to occur or exist with respect to any Plan which would result in any such liability to the Company, any Subsidiary or any ERISA Affiliate. There has been no reportable event (within the meaning of section 4043(c) of ERISA) or any other event or condition with respect to any Plan which presents a risk of termination of, or the appointment of a trustee to administer, any such Plan by the PBGC. No Plan is a Multiemployer Plan or a "multiple employer" plan.

          (e)  Except liability for continuation coverage provided pursuant to section 4980B of the Code, no postretirement benefits are provided under any welfare benefit plan (as defined in Section 3(l) of ERISA) of the Company, any Subsidiary or the ERISA Affiliates.

          (f) The execution and delivery of this Agreement and of each of the Note Documents and the issuance and sale of the Securities thereunder will be exempt from, or will not involve any transaction which is subject to, the prohibitions of section 406 of ERISA and section 4975 of the Code and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the immediately preceding sentence is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 5.2 of this Agreement.

          (g) Neither the Company, nor any Subsidiary of the Company, nor any ERISA Affiliate is either a "party in interest" (as defined in Title I, Section 3(14) of ERISA), nor a "disqualified person" (as defined in section 4975(e)(2) of the Code) nor are the Securities "employer securities" (as defined in Title I, Section 407(d)(i) of ERISA) with respect to any employee benefit plan other than those identified in Schedule 4.15 attached hereto.

          (h) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither the Company nor any of its Subsidiaries nor any of its Joint Venture Vehicles has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Company's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

          4.16. Governmental Consent. Neither the nature of the Company and its businesses or properties, nor any relationship between the Company and any other Person, nor any circumstance in connection either with the offering, issuance, sale or delivery of the Securities or with performance under the Note Documents is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body in connection with the execution and delivery of this Agreement or any other Note Document, the offering, issuance, sale or delivery of the Securities or performance under, fulfillment of or

                                                                  NOTE AGREEMENT
compliance with the terms and provisions hereof, of the Securities or of any other Note Document except for such actions, notices or filings as have been made prior to the date hereof or shall be timely made after the date hereof and listed on Schedule 4.16.

          4.17. Zoning and Environmental Compliance. The Company, each of its Subsidiaries and its Joint Venture Vehicles and all of their respective properties and facilities have complied at all times and in all respects with all Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor any of its Joint Venture Vehicles is aware of any claim or demand against it or any of its Subsidiaries or any of its Joint Venture Vehicles seeking damages, responses, costs, clean-up or any other form of relief in equity or at law arising out of or relating to the treatment, disposal, release, threatened release or presence of Hazardous Materials, which claim or demand, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor any of its Joint Venture Vehicles has acquired, incurred or assumed, directly or indirectly, any contingent liability in connection with the release of any Hazardous Material into the environment, which liability might result in a Material Adverse Effect.

          4.18. Investment Company Act and Holding Company Status. Neither the Company nor any Subsidiary is an investment company or a person directly or indirectly controlled by or acting on behalf of an investment company within the meaning of the United States Investment Company Act of 1940, as amended. Neither the Company nor any Subsidiary is a "holding company" or "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility", within the meaning of the United States Public Utility Holding Company Act of 1935, as amended.

          4.19. Disclosure. Neither this Agreement, any other Note Document, the Private Placement Memorandum, nor any other document, certificate or statement furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading (it being understood that with respect to pro forma calculations and estimates regarding future developments contained in the Private Placement Memorandum, such pro forma calculations and estimates are based on assumptions the Company in good faith believes are reasonable and there are no facts presently known to the Company which would cause the Company to change such projections and estimates in any material respect). There is no fact known to the Company or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business, operations, affairs, condition (financial or other), properties or

                                                                  NOTE AGREEMENT
prospects of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform its obligations under this Agreement or any other Note Document and which has not been set forth in this Agreement, any other Note Document, the Private Placement Memorandum or in the other documents, certificates and statements furnished to the Purchasers by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

          4.20. Solvency. The Company is, and upon giving effect to the issuance of the Securities will be, a "solvent institution", as said term is used in Section 1405(c) of the New York Insurance Law, whose "obligations are not in default as to principal or interest", as said terms are used in said
Section 1405(c).

          4.21. Foreign Assets Control Regulations, Etc. None of the transactions contemplated by this Agreement (including the use of proceeds of the sale from the Securities) or any other Note Document will result in a violation of any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), or any enabling legislation or Presidential Executive Order in connection therewith.

          4.22. Hotel Contracts. Each Hotel Contract of each Subsidiary and Joint Venture Vehicle of the Company constitutes a legal, valid and binding obligation of such Subsidiary and such Joint Venture Vehicle, as the case may be, and is in full force and effect.

          4.23. Joint Venture Agreements. (a) Each Joint Venture Agreement of the Company and each of its Subsidiaries constitutes a legal, valid and binding obligation of the Company or such Subsidiary and is in full force and effect.

          (b) The Joint Venture Agreement between PPV and JAFTA Japan Co., Inc. dated July 15, 1992 has been superseded in its entirety by the Amended and Restated Joint Venture Agreement between PPV, JAFTA Japan Co., Inc. and Izumi Kikaku Co. Ltd. dated November 11, 1993 and is no longer in full force and effect.


          SECTION 5. REPRESENTATIONS OF EACH PURCHASER. On the First Closing Date, each Initial Purchaser represents, and on the Second Closing Date, each Subsequent Purchaser represents as follows:

          5.1. Nature of Purchase. Such Purchaser is acquiring the Securities for its own account and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the
                                                               --------
disposition of such Purchaser's property shall at all times be and remain within its control.

                                                                  NOTE AGREEMENT

          5.2. Source of Funds. Each Purchaser represents that at least one of the following statements concerning each source of funds to be used by it to pay the purchase price of the Securities (a "Source") is accurate on and as of the date of closing:

          (a) the Source is an insurance company pooled separate account that is maintained solely in connection with the Purchaser's fixed contractual obligations under which the amounts payable, or credited, to an employee benefit plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Class Exemption ("PTCE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTCE 91-38 (issued July 12, 1991) and, except as the Purchaser has disclosed to the Company in writing pursuant to this clause (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source is an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTCE 84-14, issued March 13, 1984), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of PTCE 84-14) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of PTCE 84-14 are satisfied, and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (c); or

          (d) the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (e); or

          (f) the Source is an "insurance company general account," as such term is defined in the Department of Labor Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) ("PTCE 95-60") and as of the date of this Agreement there is no "employee benefit

                                                                  NOTE AGREEMENT
     plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such "employee benefit plan" and all other "employee benefit plans" maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTCE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTCE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of the Purchaser; or

          (g) the Source is not an "employee benefit plan" as defined in Title I, Section 3(3) of ERISA or a "plan" as defined in Section 4975(c) of the Code (collectively a "plan").

As used in this Section 5.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

          5.3. Release of Collateral. Each Purchaser agrees that it shall instruct the Agent to release any and all security interests in the Collateral in the event that each of the following conditions shall have been, and at the relevant date of determination, continue to be satisfied:

          (i) the ratio of Total Debt to Historical EBITDA of the Company is less than 3.5:1;

          (ii) Cumulative Installed Rooms is greater than or equal to 66.67% of Projected Cumulative Installed Rooms; and

          (iii) any such Collateral securing indebtedness for borrowed money of the Company or its Subsidiaries in favor of any Person (other than the Noteholders) shall have been released.

For purposes of determining whether the requirements of clauses (i) and (ii) have been met, such determination shall be made on a quarterly basis as of each of March 31, June 30, September 30 and December 31 of each year, beginning on December 31, 1996.

          SECTION 6. PREPAYMENTS. The Notes shall be subject to prepayment only with respect to the optional prepayments permitted by Section 6.1.

          6.1. Optional Prepayment. The Notes shall not be subject to prepayment prior to the third anniversary of the date of closing and thereafter shall be subject to prepayment, in whole at any time or from time to time in part (in multiples of $100,000), at the option of the Company, (x) from the third anniversary of the date of closing to but not including the fourth anniversary of the date of closing at 101% of the principal amount so prepaid plus interest thereon to the prepayment date and (y) from and after the fourth anniversary of the date of closing at 100% of the principal amount so prepaid plus interest thereon to the prepayment date. If the final maturity of the Notes is accelerated pursuant to Section 9.1 hereof, the Company shall also pay a premium
(i) from the date of closing to but not including the first anniversary of the date of closing at 104% of the principal amount of the Notes outstanding plus interest accrued thereon, (ii) from the first anniversary of the date of closing to but not including the second anniversary of the date of closing at 103% of the principal amount of the Notes outstanding plus interest accrued thereon,
(iii) from the second anniversary of the date of closing to but not including the third anniversary of the date of closing at 102% of the principal amount of the Notes outstanding plus interest accrued thereon, (iv) from the third anniversary of the date of closing to but not including the fourth anniversary of the date of closing at 101% of the principal amount of the Notes outstanding plus interest accrued thereon and (iv) from and after the fourth anniversary of the date of closing at 100% of the principal amount of the Notes outstanding plus interest accrued thereon.

          6.2. Notice of Optional Prepayment. The Company shall give the holder of each Note irrevocable written notice of any prepayment pursuant to
Section 6.1 not less than 30 days nor more than 60 days prior to the prepayment date, (i) specifying such prepayment date, (ii) specifying the aggregate
       -                                    --
principal amount of all outstanding Notes held by such holder that is to be prepaid on such date and (iii) stating that such prepayment is to be made
                          ---
pursuant to Section 6.1. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the premium, if any, with respect thereto, shall become due and payable on such prepayment date.

          6.3. Partial Payments Pro Rata. Upon any partial prepayment of the Notes pursuant to Section 6.1, the principal amount so prepaid shall be allocated to all Notes at the time outstanding (regardless of Series) and in proportion, as nearly as practicable, to the respective outstanding principal amounts thereof, with adjustments to the extent practicable, to equalize for any prior prepayments not in such proportion.

          6.4. Retirement of Notes. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity, or purchase or otherwise acquire (other than by prepayment pursuant to Section 6.1 or upon acceleration of such final maturity pursuant to Section 9.1), directly or indirectly, Notes held by any holder. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement.

          6.5. Surrender of Notes on Prepayment. Subject to Section 11.1, upon any partial prepayment of a Note, at the option of the holder thereof, such Note may be (i) surrendered to the Company pursuant to Section 11.5 in exchange for a
        -
new Note in a principal amount equal to the principal amount remaining unpaid on the surrendered Note or (ii) made available to the Company for notation thereon
                         --
of the portion of the principal so prepaid. Any Note paid or prepaid in full shall be surrendered to the Company, if so requested by the Company, and shall be canceled and shall not be reissued, and no Note shall be issued in lieu of the prepaid principal amount of any Note.


          SECTION 7. COVENANTS. The Company covenants that from and after the date of this Agreement through the closing and thereafter for the benefit of the holders of the Notes so long as any Note remains outstanding:

          7.1. Books of Record and Account. The Company will, and will cause each of its Subsidiaries and Joint Venture Vehicles to, keep true and proper books of record and account which are sufficient to allow the Company to prepare financial statements which fairly present the results of the operations and financial position of the Company on a consolidated basis, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles consistently applied and with the applicable provisions of any regulatory authorities having jurisdiction over the Company and its Subsidiaries and Joint Venture Vehicles.

          7.2. Financial Statements, Notices, Etc. The Company covenants that it will deliver to each holder of Notes in duplicate:

          (i) as soon as practicable and in any event within 20 days after the end of each month, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such month, a consolidated statement of income of the Company and its Subsidiaries for such month, a report on the backlogs for such month and a hotel by hotel gross revenue analysis of the Company and its Subsidiaries for such month, all in form consistent with the Company's historical monthly statements as shown in Exhibit H hereto and in reasonable detail and reasonably satisfactory to the Required Holder(s) and the financial statements shall be certified by an authorized financial officer of the Company as fairly presenting the results of operations and financial position of the Company on a consolidated basis, subject to changes resulting from quarterly and year-end adjustments and the absence of footnotes;

          (ii) as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such quarterly period and, in the case of the second and third quarterly periods, for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and reasonably satisfactory in form to the Required Holder(s) and certified by an authorized financial officer of the Company as fairly presenting the results of operations and financial position of the company on a consolidated basis, subject to changes resulting from year-end adjustments and the absence of footnotes;

          (iii) as soon as practicable and in any event within 90 days after the end of each fiscal year, (A) consolidated statements of income and cash flows and a consolidated statement of retained earnings of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth for each consolidated report in comparative form corresponding figures from the preceding fiscal year, accompanied by the report of independent public accountants of recognized national standing selected by the Company in such accountants' standard form whose report shall be without limitation as to the scope of the audit and shall have been prepared in accordance with generally accepted accounting principles) and (B) consolidating statement of income and cash flows of the Company and its Subsidiaries and its Joint Venture Vehicles for such year and consolidating balance sheets of the Company and its Subsidiaries and its Joint Venture Vehicles as at the end of such fiscal year, setting forth in comparative form figures for the corresponding period in the preceding fiscal year and certified by an authorized financial officer of the Company as fairly presenting the results of operations and financial position of the Company and each Subsidiary and each Joint Venture Vehicle;

          (iv) together with each delivery of financial statements required by clauses (ii) and (iii) above, an Officers' Certificate (A) stating that the
                                                             -
     signer has reviewed the terms hereof and of the Notes and has made, or caused to be made under his or her supervision, a review of the transactions and condition of the Company and its Subsidiaries and its Joint Venture Vehicles during the accounting period covered by such financial statements, (B) stating that such review has not disclosed the
                            -
     existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event which constitutes a Default or Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto, (C) demonstrating compliance by the Company and its
                       -
     Subsidiaries and its Joint Venture Vehicles with the provisions of Sections 8.1(j), 8.2(a), 8.3, 8.4, 8.5, 8.6, 8.8 and 8.9 and (D) stating Historical
                                                          -
     EBITDA and the number of Cumulative Installed Rooms as of the date of such financial statements;

          (v) together with each delivery of financial statements required by clause (iii) above, a certificate of the independent accountants giving the report thereon (A) stating that their audit examination has included a
                     -
     review of the financial covenants of this Agreement and that such review is sufficient to enable them to make the statement referred to in subclause
     (C) of this clause (v), (B) stating whether, in the course of their audit
                              -
     examination, they obtained knowledge (and whether, as of the date of such written statement, they have knowledge) of the existence of any condition or event which constitutes a Default or Event of Default or any failure of the Company to keep, perform, observe or fulfill any of its covenants or agreements set forth in this Agreement and, if so, specifying the nature and period of existence thereof and (C) stating that they have examined the
                                          -
     Officers' Certificate delivered in connection with each fiscal year end pursuant to clause (iv) of this Section 7.2 and that the matters set forth in such Officers' Certificate pursuant to subclause (B) of such clause (iv) relating to financial covenants only have been properly stated in accordance with the terms of this Agreement;

          (vi) promptly upon their becoming available, (x) copies of each financial statement, proxy statement, notice or report sent by the Company or any of its Subsidiaries to its stockholders generally and copies of each report (whether regular, periodic or otherwise) and any registration statement (without exhibits), prospectus or written communication (other than transmittal letters) in respect thereof filed by the Company or any of its Subsidiaries with, or received by the Company or any of its Subsidiaries in connection therewith from, any securities exchange or the SEC or any governmental body or agency succeeding to the functions of the
     SEC) and (y) copies of any press releases relating to the Company or any Subsidiary thereof;

          (vii) promptly upon receipt thereof, a copy of each other report submitted to the Board of Directors of the Company or any Subsidiary or any Joint Venture Vehicles by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any of its Subsidiaries or any of is Joint Venture Vehicles, together with the Company's and each such Subsidiary's responses to such reports;

          (viii) promptly upon a Responsible Officer obtaining knowledge of any condition or event which constitutes a Default or Event of De-fault or Event of Default or that the holder of any Note has given any notice or taken any other action with respect to a claimed default hereunder or that any Person has given any notice to the Company or any Subsidiary or taken any other action with respect to a claimed default or event of default, an Officers' Certificate describing the same and the period of existence thereof and specifying what action the Company has taken or is taking or proposes to take with respect thereto;

          (ix)  immediately upon becoming aware of the occurrence of (A) any
                                                                      -
     "reportable event" as defined in section 4043(c) of ERISA and the regulations issued thereunder, (B) any "prohibited transaction" as defined
                                     -
     in section 4975 of the Code or as described in section 406 of ERISA in connection with any Plan or any trust created thereunder or (C) any other
                                                                  -
     event or condition with respect to any Plan which could constitute grounds for, or result in, the (1) termination of, or the appointment of a trustee
                             -
     to administer, any Plan, (2) imposition of a Lien on any property of the
                               -
     Company, any Subsidiary or ERISA Affiliate or (3) the incurrence of any
                                                    -
     liability by the Company, any of its Subsidiaries or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, an Officers' Certificate signed by the chief financial officer of the Company setting forth the details respecting such event or condition, the action, if any, that the Company or any Subsidiary or ERISA Affiliate proposes to take with respect thereto (including a copy of any notice, report or application filed with, given to or received from the PBGC, the Internal Revenue Service or the Department of Labor with respect to such event or condition), and any action, when known, taken or threatened by the PBGC, the Internal Revenue Service or the Department of Labor with respect to such event or condition;

          (x) promptly upon assuming an obligation to contribute to a "Multiemployer Plan" (within the meaning of section 4001(a)(3) of ERISA), written notice thereof and of the identity of such plan;

          (xi) promptly upon receipt thereof by a Responsible Officer of the Company or any of its Subsidiaries or any of its Joint Venture Vehicles, a copy of (A) any written inquiry, notice, claim or complaint to the effect
              -
     that the Company or any of its Subsidiaries or Joint Venture Vehicles is or may be liable to any Person as a result of the release by the Company, any of its Subsidiaries, any of its Joint Venture Vehicles or any other Person of any Hazardous Material into the environment and (B) any written inquiry
                                                         -
     regarding or notice or complaint alleging any violation of or liability under any Environmental Law or any health and safety legislation by the Company or any of its Subsidiaries or any of its Joint Venture Vehicles, which release, violation or liability could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (xii) prompt written notice of any action, suit or administrative proceeding to which the Company or any of its Subsidiaries or any of its Joint Venture Vehicles is a party which, if adversely determined, would materially impair the right of the Company or any of its Subsidiaries or any of is Joint Venture Vehicles to carry on its business substantially as now conducted, or could reasonably be expected to have a Material Adverse Effect;

          (xiii) promptly upon receipt or transmittal thereof, copies of all communications received by the Company from, or sent by the Company to, the Agent pursuant to the terms of the Security Documents; and

          (xiv) with reasonable promptness, such other data and information as such holder of a Note may reasonably request from time to time.

          7.3. Inspection of Property. The Company covenants that it will permit any Person designated by the holder of any Note in writing, at such holder's expense (except that if a Default or Event of Default shall have occurred and be continuing at the time of such inspection or examination, the Company shall reimburse such holder for all such reasonable expenses), to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the books of account, records, reports and other papers of the Company and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of such corporations and their independent public accountants, all at such reasonable times and with reasonable notice and as often as such holder may reasonably request.

          7.4. Covenant to Secure Notes Equally. The Company covenants that, if it or any Subsidiary or any Joint Venture Vehicle shall create or assume any Lien upon any of its property, whether now owned or hereafter acquired, other than any Lien permitted by the provisions of Section 8.1 (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to Section 11.3), it will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured (and upon the disposition thereof will be entitled, equally and ratably with such other Debt, to receive the proceeds of any property or assets subject to such Lien) and, in any case, the Notes shall have the benefit of an equitable Lien on such property to the full extent that, and with such priority as, the holders of the Notes may be entitled under applicable law. Compliance with this Section 7.4 shall not cure any Default or Event of Default arising under Section 8.1.

          7.5. Maintenance of Corporate Existence. The Company will, and will cause its Subsidiaries and Joint Venture Vehicles to, do all things necessary to preserve and keep in full force and effect their respective existences, franchises and material rights except as specifically permitted hereunder; provided, however, that a Subsidiary may be liquidated or merged with or into another Subsidiary if the Board of Directors of the Company determines in good faith that such liquidation or merger is in the best business interest of the Company and such liquidation or merger is permitted under Sections 8.7(b) and 8.8.

          7.6. Maintenance of Properties. The Company will maintain or cause to be maintained in good repair, working order and condition all properties used or useful in the business of the Company and its Subsidiaries and Joint Venture Vehicles and from time to time will make or cause to be made all necessary renewals, replacements, additions, betterments and improvements thereto.

          7.7. Insurance. The Company will, and will cause its Subsidiaries and its Joint Venture Vehicles to, maintain with financially sound and reputable insurers having a rating by A.M. Best Company of "A-XII" or better or an equivalent rating in the local jurisdiction of any Subsidiary or any Joint Venture Vehicle organized under the laws of a country other than the United States, at the time of issuance or renewal of such policy, insurance with respect to its properties and business against such casualties and contingencies, of such types (including, without limitation, property damage, public liability, business interruption, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is customary in the case of corporations of established reputation engaged in the same or similar business and similarly situated.

          7.8. Taxes. The Company will, and will cause its Subsidiaries to, pay all taxes, assessments and other governmental charges and levies imposed upon it or any of its properties or in respect of any of its franchises, business, income or profits when the same become due and payable as shown on the returns therefor as prepared in good faith by the Company or such Subsidiary or Joint Venture Vehicle and all claims (including, without limitation, claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons) for sums which have become due and payable and which by law have or might become a Lien upon any of its properties, provided that no such charge
                                                   --------
or claim need be paid if being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor and if the Company's or any such Subsidiary's or Joint Venture Vehicle's title to and its right to use its property are not materially adversely affected thereby. The Company will not consent to or permit the filing of or be a party to any consolidated income tax return on behalf of itself or any of its Subsidiaries or any of its Joint Venture Vehidles with any Person (other than a consolidated return of the Company and its Subsidiaries) except if the Company is acquired in compliance with Section 8.7.

          7.9. Compliance with Laws, etc. The Company will, and will cause its Subsidiaries and Joint Venture Vehicles to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, and maintain all licenses, permits, franchises and other governmental authorizations necessary to the ownership of its properties or the conduct of its business, the noncompliance with which, or the failure of which to maintain, could reasonably be expected to have a Material Adverse Effect.

          7.10. Environmental Compliance. The Company will, and will cause its Subsidiaries and Joint Venture Vehicles to, keep any properties it owns or operates free of contamination from Hazardous Materials and free from other potentially harmful physical or chemical conditions, except where such Hazardous Materials are utilized in compliance with applicable law. The Company will, and will cause its Subsidiaries and Joint Venture Vehicles to, use and operate all of its facilities and properties in compliance with all Environmental Laws (including keeping all necessary permits, approvals, certificates and licenses in effect and remaining in compliance therewith) and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case, the noncompliance with which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Upon providing the holders of the Notes with copies of all materials described in clause (xi) of Section 7.2, as promptly as reasonably practicable the Company will, and will cause its Subsidiaries and Joint Venture Vehicles to, cure any violation (including the taking of all necessary and appropriate remedial action) or have dismissed with prejudice any actions or proceedings referred to therein, except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect.

          7.11. Pari Passu Ranking. The Company undertakes that its obligations under this Note Agreement and the Notes will rank at least pari passu (in right of payment) with all of its other present and future Debt.

          7.12. Payment of Notes. The Company will punctually pay or cause to be paid the principal, premium, if any, and interest due and payable in respect of the Notes in accordance with the terms thereof.

          7.13. Security Documents; Further Assurances. The Company agrees that it will not amend, terminate, modify, supplement or grant any waiver with respect to any Security Document without the written consent to each such amendment, termination, modification, supplement or waiver of the Required Holder(s). The Company agrees to perform its obligations under the Security Documents in accordance with the respective terms thereof. The Company agrees that it will not increase the fees of the Agent without the prior written consent of the Required Holder(s). At the Company's expense, the Company agrees that it shall, or shall cause an agent on its behalf to, file any continuation statements which are required to be filed and take such other action as is necessary in any jurisdiction (including, for the avoidance of doubt, continuation statements under the Uniform Commercial Code of the State of California) in order to preserve and protect the security interests created pursuant to the Security Documents and to maintain the validity, effectiveness and enforceability of the Security Documents. The Company will, and will cause each of its Subsidiaries and its Joint Venture Vehicles to, at the expense of the Company and its Subsidiaries and its Joint Venture Vehicles, (i) make,
                                                                  -
execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such conveyances, transfer endorsements, powers of attorney, certificates, and other assurances or instruments as the Agent or the Required Holder(s) may reasonably require, (ii) maintain each of the Security Documents in full force
                     --
and effect at all times (including the priority thereof), (iii) preserve and
                                                           ---
protect the Collateral and protect and enforce its rights and title and the rights and title of the Noteholders and the Agent to the Collateral, (iv) notify
                                                                      --
the Noteholders and the Agent of any consent, filing, recording or registration requirements in the respective jurisdictions of organization for each Subsidiary and Joint Venture Vehicle whose securities have been pledged pursuant to the Pledge Agreements and which are required to maintain the validity, effectiveness and enforceability of the Security Documents and (v) take such further steps
                                                  -
relating to the Collateral covered by any Security Document as the Agent or the Required Holder(s) may reasonably require.

          7.14. Foreign Subsidiaries' Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Company acceptable to the Required Holder(s) does not within 30 days after a request from the Required Holder(s) deliver evidence reasonably satisfactory to the Required Holder(s) that, with respect to any Foreign Subsidiary or any Foreign Joint Venture Vehicle of the Company which has not already had all of its stock held by the Company pledged pursuant to a Pledge Agreement, a pledge of 66% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary or Foreign Joint Venture Vehicle entitled to vote would cause the undistributed earnings of such Foreign Subsidiary or such Foreign Joint Venture Vehicle as determined for Federal income tax purposes to be treated as a deemed dividend to the Company as a result of the pledge of the capital stock of such Foreign Subsidiary or such Foreign Joint Venture Vehicle by the Company, then in the case of a failure to deliver the evidence described above (such event in such circumstances being referred as a "Change in Tax Law Event"), then that portion of such Foreign Subsidiary's or such Foreign Joint Venture Vehicle's outstanding capital stock or similar equity interest held by the Company not theretofore pledged pursuant to a Pledge Agreement shall be pledged by the Company to the Agent pursuant to a Pledge Agreement (or another pledge agreement in substantially similar form, if needed). All documents delivered pursuant to this Section 7.14 shall be in form and substance reasonably satisfactory to the Required Holder(s).

          7.15. Pledge of Shares of New Subsidiaries. If the Company organizes or acquires any new Subsidiaries or Joint Venture Vehicles, the Company will pledge all classes of capital stock held by it of such Subsidiaries or Joint Venture Vehicles to secure the obligations of the Company under the Notes and this Agreement pursuant to a pledge agreement in form and substance satisfactory to the Required Holders; provided, that until the occurrence of a Change in Tax Law Event, the Company shall not be obligated to pledge in excess of 66% of the total combined voting power of any such Subsidiary or Joint Venture Vehicles, and provided, further, that the capital shares of a newly acquired Subsidiary or Joint Venture Vehicle, other than any Subsidiary or Joint Venture Vehicle organized under the laws of South Africa, may be subject to existing Liens at the time of acquisition as may be permitted pursuant to the terms of this Agreement.

          7.16. Notification of Registration. The Company agrees to notify the Agent and the Noteholders in the event that it registers as a foreign corporation in Australia.

          7.17. Sub-licenses or Assignments and Consents.  The Company agrees
(x) to cause PPV to sub-license or assign the Technology License Agreement to each of the Company's Subsidiaries and Joint Venture Vehicles and (y) to obtain the consent of the Singapore Board of Film Censors in connection with the transfer and pledge of the shares of PPV Singapore PTE Ltd, in each case, by December 31, 1995.

          7.18. Removal of Legends. The Company agrees that if either (i) it "shows profit" or (ii) it lists its securities on an approved exchange, in each case, as such terms are defined and interpreted by the Department of Corporations of the State of California pursuant to Section 260.141.12 of the Rules of the Commissioner of Corporations, the Company promptly shall notify the Securityholders of such event, and the Company shall, at its expense, file an application with the Commissioner requesting removal of the legend condition and upon approval of such application execute and deliver new Securities in exchange for the existing Securities held by such Securityholders, which new Securities shall not contain the legend regarding the restrictions on transfer imposed by the California Department of Corporations.

          SECTION 8. NEGATIVE COVENANTS. The Company covenants that from and after the date of this Agreement through the closing and thereafter for the benefit of the holders of the Notes so long as any Note remains outstanding:

          8.1. Liens. Unless the obligations of the Company under the Note Agreement and the Notes are secured equally and ratably with such Liens in form and substance satisfactory to the holders of the Notes, so long as any of the Notes are outstanding, the Company will not, and will not permit any Subsidiary or Joint Venture Vehicle to, create, incur, assume or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, including without limitation, the Technology License Agreement, except:

          (a) Liens existing as of the date of issuance of the Notes and reflected in Schedule 8.1; provided that such Liens shall not at any time hereafter encumber any assets or secure Debt other than that which by the terms applicable thereto, at the date hereof, such Liens encumber, secure or are intended to secure or encumber;

          (b) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been bonded, discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay and for which adequate reserves have been established in accordance with generally accepted accounting principles;

          (c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorney's liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided that, aggregate obligations secured thereby in
                         --------
     excess of $500,000 shall not be more than 30 days overdue unless such obligations are being contested in good faith by appropriate actions or proceedings and appropriate book reserves with respect thereto have been established in accordance with generally accepted accounting principles;

          (d) Liens on real or personal property acquired (whether directly or through the acquisition of stock of a corporation owning such property) or constructed after the date of closing ("After-Acquired Property"), or Liens on improvements to property after the date of closing, which Liens are given to secure the payment of the purchase price or cost incurred in connection with such acquisition or construction of After-Acquired Property or such improvements including, without limitation, (x) a security interest granted to or title retention reserved by the seller of the After-Acquired Property to secure the purchase price owing to the seller or (y) a security interest the proceeds of which were used to pay for the purchase, construction or improvement of such property; provided that (i) such Liens
                                                   --------       -
     shall only be permitted (pursuant to this clause (d)) to the extent to which they shall attach to the assets acquired, constructed or improved, (ii) the
                                                                    --
     Liens shall have been created or incurred not later than 270 days after the date of acquisition or the date of completion of the construction or improvements, as the case may be, and (iii) the amount secured by such
                                            ---
     Liens does not exceed the purchase price of the property so acquired or the cost of the construction or improvements;

          (e) any Lien existing on any property of any corporation at the time such corporation is merged or consolidated with or into the Company or becomes a Subsidiary or Joint Venture Vehicle of the Company, provided that
                                                                   --------
     (i) no such Lien shall extend to or cover any property other than property
      -
     initially subject thereto and improvements thereto, (ii) the incurrence of
                                                          --
     the Debt secured by such Lien does not violate any other provisions herein,
     (iii) such Lien and the Debt it secures are not incurred in connection with
      ---
     or in contemplation of such merger, consolidation or sale and (iv) such
                                                                    --
     Liens shall be permitted by this clause (e) only for the period ending 360 days after such event;

          (f)   any Lien arising under the Security Documents;

          (g) Liens for taxes, assessments or other governmental charges or levies not yet due or payable or which are being contested in good faith by appropriate proceedings, provided that appropriate book reserves with
                              --------
     respect thereto have been established in accordance with generally accepted accounting principles;

          (h) the extension, renewal or replacement of any Lien permitted by paragraphs (a) through (e) in respect of the same property theretofore subject thereto, without increase of the principal amount of the Debt secured thereby, provided that no such extension, renewal or replacement of
                      --------
     any Lien permitted by paragraph (e) shall extend the time period set forth in clause (iv) therein;

          (i) sub-licenses or assignments of the rights of PPV under the Technology License Agreement to any Subsidiary or Joint Venture Vehicle; and

          (j) notwithstanding the restrictions provided herein, the Company and any one or more Subsidiaries may create, issue, incur or assume Liens otherwise prohibited by this Section 8.1, provided that neither

          (A) the aggregate amount of all Debt or other obligations secured by such Liens not otherwise permitted by this Section 8.1 nor

          (B) the total book value of the assets subject to such Liens


                                                                  NOTE AGREEMENT
     shall exceed the greater of (i) 15% of Total Consolidated Assets and (ii)
                                  -                                        --
     (x) at any time on or before June 30, 1996, $12,500,000, and (y) at any time thereafter, $20,000,000.

     A Lien equally and ratably securing the obligations of the Company under the Note Agreement and the other Note Documents shall not be considered acceptable to the Required Holder(s) in accordance with this Section 8.1 unless either (x) the Company shall provide the holders of Notes with opinions of counsel (reasonably satisfactory to the Required Holder(s)) in all relevant jurisdictions, which opinions shall be in form and substance satisfactory to the Required Holder(s), as to such matters as the Required Holder(s) shall reasonably request, it being understood, that the opinions relating to the enforceability of any such Lien for the benefit of the holders of Notes shall not be subject to any exception relating to insolvency or bankruptcy which would not have been necessary to take had the obligations of the Company been similarly secured by such a Lien on the date on which the Notes were issued or
(y) the holders of Notes are made parties to, or beneficiaries under, an intercreditor agreement with the new secured lenders pursuant to which the obligations of the Company under this Agreement and the other Note Documents are effectively secured by the security received by the new lenders in form and substance reasonably satisfactory to Required Holder(s).

     The Company shall not impose any Lien on any of the Collateral (other than as allowed pursuant to clause (f) of this Section 8.1) unless the holders of Notes are made parties to, or beneficiaries under, an intercreditor agreement with the Persons benefiting from such Lien (in form and substance reasonably satisfactory to Required Holder(s)), pursuant to which the obligations of the Company under this Agreement and the Notes shall in effect be secured equally and ratably with the Lien benefiting such other Persons.
          8.2. Restricted Payments. The Company will not, and will not permit any Subsidiary or Joint Venture Vehicle to, make any Restricted Payment, except that, so long as no Default or Event of Default then exists or would result therefrom,

          (a) the Company may redeem or purchase shares of its capital stock (or options to purchase its capital stock) held by former employees of the Company or any of its Subsidiaries following the termination of their employment, provided that the aggregate amount of all such redemptions or
                 --------
     purchases does not exceed 5% of the total outstanding capital stock of the Company in any fiscal year; and

          (b) the Company or any Subsidiary shall be permitted to purchase shares of the capital stock of any other Subsidiary or joint venture partner, provided that the transaction is pursuant to the reasonable requirements or objectives of the Company's or such Subsidiary's business and is upon fair and reasonable terms on an arm's length basis.


                                                                  NOTE AGREEMENT

          8.3. Adjusted Consolidated Net Worth. The Company will not permit Adjusted Consolidated Net Worth at any time to be less than the sum of (x) $10,000,000 and (y) 50% of the aggregate net proceeds, on a cumulative basis, of any equity offerings concluded by the Company or by any Subsidiary of the Company at any time after December 31, 1995.

          8.4. Total Debt to Total Adjusted Capitalization. The Company will not permit Total Debt at any time to exceed 80% of Total Adjusted
Capitalization.

          8.5. Total Debt to Historical EBITDA. The Company will not permit the ratio of Total Debt to Historical EBITDA (x) at December 31, 1996, to exceed 5:1, (y) at March 31, June 30, September 30 and December 31, 1997, to exceed 4:1 and (z) at the end of any calendar quarter following December 31, 1997 to and until the maturity of the Notes, to exceed 3.5:1.

          8.6. Historical EBITDA. (a) The Company will not permit Historical EBITDA as of the last day of each period set forth below to be less than [***]
 of the Projected EBITDA set forth opposite such period below:

          Period                Projected EBITDA
          ------                ----------------

                         [***]




[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          June 30, 2000                   75,399

     (b) If at the time of any determination Historical EBITDA is less than 80% of Projected EBITDA relevant to the time of determination, then until Historical EBITDA is determined to be equal to or greater than 80% of Projected EBITDA relevant to the time of determination, the interest rate on the Notes shall increase to 11.5%, it being understood that such increase in the interest rate shall not cure any default arising under clause (a) of this Section 8.6 as a consequence of Historical EBITDA being less than an amount equal to 50% of Projected EBITDA.

     (c) For purposes of determining whether the Company is in compliance with its obligations under this Section 8.6, for the corresponding period set forth above, Historical EBITDA shall be determined (x) for the period ending on September 30, 1996, on an adjusted basis including only the three quarters ended March 31, June 30 and September 30, 1996 and (y) beginning with the period ending on December 31, 1996, on a quarterly basis each of March 31, June 30, September 30 and December 31 of each year with respect to the quarter then ended and the immediately preceding three consecutive fiscal quarters.

          8.7. Merger, Consolidation, etc. (a) The Company covenants that it will not merge or consolidate with any other Person, or sell, lease or otherwise dispose of all or substantially all its assets to any other Person, unless (A)
                                                                            -
no Default or Event of Default has occurred and is continuing or would exist immediately after such merger or consolidation or sale of assets and (B) in the
                                                                      -
case of a merger or consolidation, the Company is the continuing or surviving corporation or, if the Company is not the continuing or surviving corporation or in the case of a transfer of assets, (i) the surviving corporation or transferee
                                      -
is a corporation organized and existing under the laws of the United States of America or a state thereof or the District of Columbia, (ii) such corporation
                                                         --
shall have executed and delivered to each holder of any Securities its assumption in writing (in form and substance reasonably satisfactory to the Required Securities Holder(s)) of the due and punctual payment of the principal, premium, if any, and interest payable with respect to the Notes and the performance and observance of every other covenant and condition of this Agreement and the other Note Documents, (iii) such corporation shall have caused
                                         ---
to be delivered to each holder of any Securities an opinion of independent counsel, in form and substance reasonably satisfactory to the Required Securities Holder(s), to the effect that all agreements or instruments effecting such assumption have been duly authorized, executed and delivered by such surviving, continuing or resulting corporation or such transferee and constitute a legal, valid and binding obligation against such corporation enforceable in accordance with their terms and (iv) immediately after giving effect to such
                                 --
transaction (and such assumption) such corporation could incur at least $1 of additional Total Debt without a Default or an Event of Default occurring hereunder.

     (b) Except as allowed pursuant to Section 8.8, the Company will not permit any Subsidiary or any Joint Venture Vehicle to, directly or indirectly, consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, except that any Subsidiary or any Joint Venture Vehicle may consolidate with or merge into the Company or a Subsidiary if the Company or the Subsidiary or the Joint Venture Vehicle of which the Company owns the higher percentage interest, as the case may be, shall be the surviving corporation and if, immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

          8.8. Sale of Assets. The Company will not and will not permit any Subsidiary or Joint Venture Vehicle to (whether by a single transaction or a number of related or unrelated transactions and whether at one time or over a period of time) sell, transfer, lease out, lend or otherwise dispose of (whether outright, by a sale-and-repurchase or sale-and-leaseback arrangement, or otherwise and whether to another member of the Group or any other Person) (each a "Disposal") all or any part of its assets (other than a sale of substantially all of the assets of the Company permitted pursuant to Section 8.7) if the net book value of such assets, when aggregated with all other assets (other than inventory sold in the normal course of business) disposed of by any member of the Group or Joint Venture Vehicle (A) within the same fiscal year, would exceed
                                    -
10% of the value of the Total Consolidated Assets of the Group (as reported in the Company's most recent published quarterly consolidated financial statements) or (B) since the Notes have been outstanding, would exceed 25% of Total
    -
Consolidated Assets of the Group (as reported in the Company's most recent published quarterly consolidated accounts), unless (i) both immediately before
                                                    -
and after giving effect thereto, no Default or Event of Default has occurred and is then continuing and (ii) such Disposal is made for cash and within 180 days
                        --
of such a Disposal such cash proceeds are used either (x) to purchase another
                                                       -
asset or other assets of a similar value in one or more of the lines of business of the Company (as determined by the Board of Directors) or (y) to cause the
                                                             -
Company to repay an amount of indebtedness of the Company (other than indebtedness subordinated to the Notes) equal to the amount of such cash proceeds in excess of the foregoing 10% or 25% of the Total Consolidated Assets of the Group. The following Disposals shall not be taken into account under this Section:

          (i)   Disposals in the ordinary course of business;

          (ii) Disposals of individual assets having a book value of less than $1,000,000;

          (iii) a Disposal of assets by one Subsidiary or Joint Venture Vehicle of the Company to another Subsidiary of the Company or to the Company;

          (iv) the exchange of assets for other assets of a similar nature and value;

          (v) Disposals consisting of the assignment, licensing or sub-licensing of intellectual property rights by the Company, any Subsidiary or Joint Venture Vehicle to any Subsidiary or Joint Venture Vehicle; and

          (vi) any Disposal which the Required Holder(s) shall have agreed in writing shall not be taken into account.

A merger or consolidation of a Subsidiary into any Person (other than a Subsidiary) shall be treated for purposes of this Section 8.8 as a Disposal of all the assets of such Subsidiary. A merger or consolidation of a Subsidiary into another Subsidiary, where the percentage shareholder interest of the Company in the surviving or resulting Subsidiary is less than the percentage interest of the Company in either of the merging or consolidating Subsidiaries, shall be treated for purposes of this Section 8.8 as a disposition of assets equal to the excess, if any, of (A) the sum of the separate percentage interests of the Company's ownership of each of the merging or consolidating Subsidiaries multiplied by the respective total assets of each Subsidiary over (B) the percentage interest of the Company's ownership of the surviving or resulting Subsidiary multiplied by the total assets of the surviving or resulting Subsidiary.

          8.9. Cumulative Installed Rooms. (a) The Company will not permit Cumulative Installed Rooms as of the last day of each period set forth below to be less than [***] of Projected Cumulative Installed Rooms set forth opposite such period below:


          Period                 Cumulative Installed Rooms
          ------                 --------------------------

                             [***]


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                             [***]


     (b) If at the time of any determination Cumulative Installed Rooms is less than 80% of Projected Cumulative Installed Rooms relevant to the time of determination, then until Cumulative Installed Rooms is determined to be equal to or greater than 80% of Projected Cumulative Installed Rooms relevant to the time of determination, the interest rate on the Notes shall increase to 11.5%, it being understood that such increase in the interest rate shall not cure any default arising under clause (a) of this Section 8.9 as a consequence of Cumulative Installed Rooms being less than an amount equal to 50% of Projected Cumulative Installed Rooms.

     (c) For purposes of determining whether the Company is in compliance with its obligations under this Section 8.9, for the corresponding period set forth above Cumulative Installed Rooms shall be determined on a quarterly basis for the period ended March 31, June 30, September 30 and December 31 of each year.

          8.10. Offering of Adult Titles. The Company will not, at any time, have Adult Titles represent more than 30% of all video entertainment titles offered by the Group and its Joint Venture Vehicles; provided, that the Company will not, and will not permit any member of the Group or any Joint Venture Vehicle, at any time, to offer films which are illegal to exhibit in the United States. The Company covenants that it will, and will cause each of its Subsidiaries and Joint Venture Vehicles to, include Lock-out Functions in each video system it installs.


- ------------------------------------------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          8.11. Amendments to the Technology License Agreement. So long as the Collateral Assignment Agreement remains in full force and effect, the Company will not amend, modify or supplement in any material respect or terminate the Technology License Agreement without the prior written consent of the Required Holder(s); provided, however, if Company delivers a written notice to the
           --------
Noteholders which states that (i) the Company desires to amend, modify or supplement the Technology License Agreement pursuant to this Section 8.11 and
(ii) the Noteholders must respond to such notice within four Business Days from the date of receipt or will be deemed to have consented to the request, and the Required Holder(s) fail to respond to such notice within four Business Days, such failure to respond shall be deemed to be a consent to any such amendment, modification or supplement.

          8.12. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary or Joint Venture Vehicle to, directly or indirectly, enter into any transaction (including, without limitation, the purchase, sale or exchange of assets or the rendering of services) with any Affiliate (other than a Wholly Owned Subsidiary), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those which would be obtained in an arm's length transaction at the time with a Person not an Affiliate.

          8.13. Additional Pledged Securities; Restrictions on PPV.

     (a) Until the following conditions in this Section 8.13(a) have been satisfied, the covenants in Section 8.13(b) shall be binding upon the Company:

          (i) the Company shall have provided evidence satisfactory to the Noteholders that the capital stock or similar equity interests of each of Pacific Pay Video (Thailand) Limited and Pacific Pay Video (Taiwan) Inc. have been transferred from PPV to the Company and that the Company is the registered holder thereof;

          (ii) the Company shall have duly authorized, executed and delivered one or more Pledge Agreements pursuant to which the Company shall have pledged the capital stock or similar equity interests of each of Pacific Pay Video (Thailand) Limited and Pacific Pay Video (Taiwan) Inc., together with all proceeds thereof to secure the obligations of the Company hereunder and under the Notes;

          (iii) each Noteholder shall have received a certified copy of such Pledge Agreement(s) and such Pledge Agreement(s) shall be in full force and effect and shall constitute valid, binding and enforceable obligations in accordance with their terms and each Noteholder shall have received an opinion (in form and substance satisfactory to Required

     Holder(s)) from independent counsel reasonably acceptable to Required Holder(s) to such effect; and

          (iv) the Company shall cause to be delivered to the Agent all the certificated Pledged Securities, if any, referred to in any such Pledge Agreement, together with executed and undated stock powers.

     (b) Until the conditions in Section 8.13(a) have been satisfied in full, the Company will not permit PPV to

          (i) transact any business other than as incidental to the holding of the Technology License Agreement and the holding of the capital stock or similar equity interests of each of Pacific Pay Video (Thailand) Limited and Pacific Pay Video (Taiwan) Inc.;

          (ii) incur any Debt in an aggregate amount in excess of $100,000 other than Debt due to the Company or to a wholly-owned Subsidiary of the Company;

          (iii) create, incur, assume or suffer to exist any Lien (including Liens otherwise permitted by Section 8.1) upon or with respect to any of the capital stock or similar equity interests of either of Pacific Pay Video (Thailand) Limited or Pacific Pay Video (Taiwan) Inc.;


          (iv) transfer any of the capital stock or similar equity interests of either of Pacific Pay Video (Thailand) Limited or Pacific Pay Video (Taiwan) Inc. except to the Company in accordance with Section 8.13(a);

          (v) liquidate, wind-up or otherwise terminate its corporate existence; or

          (v) merge or consolidate with any Person (including any merger or consolidation which would otherwise be permitted in accordance with Section 8.7).

          SECTION 9.  EVENTS OF DEFAULT AND ENFORCEMENT.

          9.1. Events of Default; Acceleration. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

          (i) the Company defaults in the payment of any principal of or premium payable with respect to any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

          (ii) the Company defaults in the payment of any interest on any Note for more than ten days after the date due; or

          (iii) the Company or any Subsidiary or Joint Venture Vehicle shall fail to make any payment when due on any indebtedness for borrowed money, aggregating $5,000,000 (or the equivalent thereof in any other currency) or more in aggregate principal amount; or any event shall occur (other than the mere passage of time) or any condition shall exist in respect of any such indebtedness for borrowed money, or under any agreement securing or relating to such indebtedness for borrowed money, the effect of which is to require (or permit any holder of such indebtedness or a trustee to require) such indebtedness, or a portion thereof, to be paid prior to its stated maturity or prior to its regularly scheduled date of payment; or

          (iv) any representation, warranty or other statement made by the Company herein or by or on behalf of the Company in any instrument furnished in compliance with or in reference to this Agreement shall be false or misleading in any material respect or shall omit or fail to state information, which omission or failure makes such representation, warranty or other statement false or misleading in any material respect; or

          (v) the Company fails to perform or observe any agreement contained in Section 8.1, 8.3, 8.4, 8.5, 8.6, 8.9, 8.10 or 8.11 and such failure shall not be remedied within 15 days after any Responsible Officer obtains actual knowledge thereof; or

          (vi) the Company fails to perform or observe any agreement contained in Section 8.2, 8.7 or 8.8; or

          (vii) the Company fails to perform or observe any other agreement, term or condition contained herein or in any of the other Note Documents and such failure shall not be remedied within 60 days after any Responsible Officer obtains actual knowledge thereof; or

          (viii) the Company or any of its Subsidiaries shall (A) generally not
                                                               -
     be paying its debts as they become due, (B) file, or consent by answer or
                                              -
     otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (C) make an assignment for the benefit of its creditors, (D)
                    -                                                        -
     consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (E) be adjudicated
                                                               -
     insolvent or (F) take corporate action for the purpose of any of the
                   -
     foregoing, unless the Required Holders have consented to such event in writing prior to the occurrence thereof; or

          (ix) if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to a substantial part of its property, assets or revenues, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or if any petition for any such relief shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 30 days, unless the Required Holders have consented to such event in writing prior to the occurrence thereof; or

          (x) a final judgment or judgments for the payment of money in an aggregate amount in excess of $5,000,000 (excluding portions covered by insurance, provided that the insurer has admitted in writing its responsibility for any such liability) is or are outstanding against one or more of the Company and its Subsidiaries and/or, within 60 days after entry thereof, any one of such judgments is not discharged, bonded or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged; or

          (xi) any Security Document or any provision thereof shall cease to be in full force and effect, or shall cease to give the Agent the Liens, rights, powers and privileges purported to be created thereby, or the Company or any Subsidiary or any Joint Venture Vehicle shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Security Documents and such default shall not be remedied within 15 days after a Responsible Officer obtains actual knowledge thereof;

then (A) if such event is an Event of Default specified in clause (i) or (ii) of
      -
this Section 9.1, the holder of any Note may at its option, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable at par together with interest accrued thereon and premium, if any, payable with respect thereto pursuant to Section 6.1, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, (B) if such event is an Event of Default
                                         -
specified in clause (viii) or (ix) of this Section 9.1 with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon, and premium, if any, payable with respect thereto pursuant to Section 6.1, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (C) if such event is not an Event of Default
                            -
specified in clause (viii) or (ix) of this Section 9.1 with respect to the Company, the Required Holder(s) of the Notes then outstanding may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable at par together with interest accrued thereon and together with any premium payable pursuant to Section 6.1 with respect to each Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

          9.2. Rescission of Acceleration. At any time after any or all of the Notes shall have been declared immediately due and payable pursuant to Section 9.1, the Required Holder(s) may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have
                                                    -
paid all overdue interest on the Notes, the principal of and premium, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest to the extent permitted by law and overdue principal in an amount at the rate specified in the Notes, (ii) the Company shall not have paid any amounts which have become due
        --
solely by reason of such declaration, (iii) all Events of Default and Defaults,
                                       ---
other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to Section 11.3 and (iv)
                                                                           --
no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

          9.3. Notice of Acceleration or Rescission. Whenever any Note shall be declared immediately due and payable pursuant to Section 9.1 or any such declaration shall be rescinded and annulled pursuant to Section 9.2, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

          9.4. Other Remedies. If any Event of Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or any other Note Document or in aid of the exercise of any power granted in this Agreement or the other Note Documents; provided, that in the case of the Security Documents, no holder of
           --------
any Note may proceed to protect or enforce its rights under this Agreement and such Note by exercising remedies as are available to such holder in respect thereof under applicable law through the Agent without the consent of the Required Holder(s). No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No remedy conferred in this Agreement or any Security Document upon the holder of any Securities or on the Agent, as the case may be, is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

          10. DEFINITIONS AND INTERPRETATION, ETC. For the purpose of this Agreement, the terms defined in the introductory sentence and in Sections 1 and 2 shall have the respective meanings specified therein, and the following terms shall have the meanings specified with respect thereto below:

          10.1. Defined Terms.

          "Adult Titles" shall mean any motion pictures not rated by the Motion Picture Association of America in the United States (or an equivalent rating accorded by a similar body in any other jurisdiction).

          "Adjusted Consolidated Net Worth" shall mean the sum of   (i) minority
interests, plus (ii) the par value (or value stated on the books of the Company) of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) of the Company and its Subsidiaries, plus (iii) the amount of the additional paid-in capital, retained earnings and any cumulative translation adjustment of the Company and its Subsidiaries, in each case determined as of such date in accordance with generally accepted accounting principles with respect to the Company and its Subsidiaries on a consolidated basis.

          "Affiliate" shall mean, at any time, (a) with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person (other than a Noteholder) beneficially owning or holding, directly or indirectly, 5% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 5% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

          "Appointment Agreement" shall mean the agreement substantially in the form of Exhibit F hereto pursuant to which the Agent is appointed to act as security trustee for the benefit of the Noteholders.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York or California are required or authorized to be closed.

          "Change in Tax Law Event" shall have the meaning provided in Section 7.14.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

          "Collateral" shall mean the Pledged Securities and the interests of PPV under the Technology License Agreement assigned in favor of the Agent on behalf of the Noteholders pursuant to the Collateral Assignment Agreement.

          "Collateral Assignment Agreement" shall have the meaning provided in
Section 3.9.

          "Competitor" means any entity which derives or plans to derive a material portion of its revenues, directly or indirectly, from the provision to the hotel industry of television entertainment, information or transaction processing services.

          "Confidential Information" shall mean information delivered to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchasers as being confidential information of the Company or such Subsidiary, provided, that such term does not
                                               --------
include information that (a) was publicly known or otherwise known to such Purchasers prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchasers or any person acting on its behalf, (c) otherwise becomes known to such Purchasers other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchasers under Section 7.2 that are otherwise publicly available.

          "Cumulative Installed Rooms" shall mean the aggregate number of rooms the Company, its Subsidiaries and Joint Venture Vehicles have under contract to provide an in-room, on-demand, pay-per-view entertainment and

                                                                  NOTE AGREEMENT
information system in hotels and in which rooms such a system has been installed, is fully operational and is capable of generating income; provided,
                                                                     --------
however, that "Cumulative Installed Rooms" shall not include rooms installed
- -------
with systems acquired as a result of a merger or consolidation with, or acquisition of, any single competitor of the Company if the number of rooms installed with systems so acquired in any such transaction exceeds 10,000.

          "Current Debt" shall mean, with respect to any Person, all liabilities for borrowed money and all liabilities secured by any Lien existing on property owned by such Person (whether or not those liabilities have been assumed) which, in either case, are payable on demand or within one year from the date of the creation thereof, plus the aggregate amount of Guarantees by such Person of all such liabilities of other Persons except (i) any liabilities which are renewable
                                          -
or extendible at the option of the debtor to a date more than one year from the date of creation thereof and (ii) any liabilities which, although payable within
                              --
one year, constitute principal payments on indebtedness expected to mature more than one year from the date of its creation.

          "Debt" shall mean Current Debt and Funded Debt.

          "Dollar or $" shall each mean the lawful currency of the United States of America.

          "Environmental Laws" shall mean any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Company or a Subsidiary of the Company would be deemed to be a "single employer" (i) within the meaning of Section 414(b),(c), (m) or (o) of the Code or (ii) as a result of the Company or a Subsidiary of the Company being or having been a general partner of such person.

          "Event of Default" shall mean any of the events specified in Section 9, provided that there has been satisfied any requirement therein in connection with such event for the giving of notice, or the lapse of time, or the


                                                                  NOTE AGREEMENT
happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

          "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

          "Financial Institution" shall mean an institutional investor (other than an individual) which is an "accredited investor" as defined in Regulation D of the Securities Act.

          "Financing Lease" shall mean any lease which is shown or is required to be shown in accordance with generally accepted accounting principles as a liability on the balance sheet of the lessee thereunder.

          "First Closing Date"  shall have the meaning specified in Section 2.1.

          "Foreign Pension Plan" shall mean any plan, fund (including without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Company or any one or more of its Subsidiaries or its Joint Venture Vehicles primarily for the benefit of employees of the Company or such Subsidiaries or such Joint Venture Vehicles residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Joint Venture Vehicle" shall mean any Joint Venture Vehicle that is incorporated or organized outside of the United States or any State or territory thereof.

          "Foreign Subsidiary" shall mean any Subsidiary that is incorporated or organized outside of the United States or any State or territory thereof.

          "Funded Debt" shall mean (without duplication), with respect to any Person, (i) all liabilities for borrowed money other than Current Debt, (ii) all
         -                                                               --
liabilities secured by any Lien existing on property owned by such Person (whether or not those liabilities have been assumed) other than Current Debt,
(iii) the aggregate amount of Guarantees by such Person other than Guarantees of
- ----
Current Debt of other Persons and (iv) accrued royalty payments for programming,
                                   --
which are outstanding one year from their creation.

          "Group" shall be the Company and each of its Subsidiaries.


                                                                  NOTE AGREEMENT

          "Guarantee" shall mean, with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease (other than Operating Leases), dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

          "Hazardous Material" shall mean (i) any "hazardous substance", as
                                           -
defined by the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste", as defined by
                                        --
the United States Resource Conservation and Recovery Act of 1976, as amended,
(iii) any petroleum product, or (iv) any pollutant or contaminant or hazardous,
- ----                             --
dangerous or toxic chemical, material or substance the handling, release or presence of which is regulated pursuant to or otherwise governed by any Environmental Law.

          "Historical EBITDA" shall mean as of the date of determination the sum of all earnings before interest, taxes, depreciation and amortization of the Company on a consolidated basis during the immediately preceding four consecutive fiscal quarters, as set forth in the books and financial records of the Company.

          "Hotel Contracts" shall mean contracts to provide services to hotels.

          "Joint Venture Agreements" shall mean the Amended and Restated Joint Venture Agreement between PPV, JAFTA Japan Co., Inc. and Izumi Kikaku Co. Ltd. dated November 11, 1993, the Joint Venture Agreement between PPV and Nag Yong Lee dated March 1, 1995, Shareholders Agreement between PPV and Mr. Arun Churdboonchart and AC Telecom Ltd, dated as of May 6, 1995, and the Pacific Pay Video (Taiwan), Inc Shareholder Agreement dated as of August 1, 1994.

                                                                  NOTE AGREEMENT

          "Joint Venture Vehicle" shall mean any corporation, partnership, association, joint venture or other entity (other than a Subsidiary) at least 40% of the total combined voting power of all classes of Voting Shares or equity capital of which shall, at the time as of which any determination is being made, be owned by the Company either directly or through Subsidiaries.

          "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall not include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other minor title exceptions and encumbrances affecting property, provided that they do not constitute security for monetary
          --------
obligations. For the purposes of this Agreement, the Company, a Subsidiary or a Joint Venture Vehicle shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes, and such retention or vesting shall be deemed to create a Lien on such property.

          "Lock-out Function" shall mean the function of video program entertainment systems installed in a hotel room, which enables the user to prevent or limit access to Adult Titles in such room.

          "Material Adverse Effect" shall mean, with respect to an action or event or group of actions or events, (i) a material adverse effect on the business, operations, affairs, condition (financial or other), properties or prospects of the Company or on the consolidated business, operations, affairs, condition (financial or other), properties or prospects of the Company and its Subsidiaries and Joint Venture Vehicles, taken as a whole or (2) a material adverse effect on the ability of the Company to perform and comply with its obligations under this Agreement, the Notes or any other Note Document.

          "Multiemployer Plan" shall mean any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "Note Documents" shall mean (i) the Note Agreement; (ii) any Security Document; (iii) the Notes; (iv) the Warrants; (v) the Shareholders Agreement and
(vi) any other agreement, instrument, certificate or document executed and delivered in connection with any Note Document.

          "Noteholder" shall mean, at any time, a registered holder of Notes.


                                                                  NOTE AGREEMENT

          "Officers' Certificate" shall mean a certificate signed in the name of the Company by at least two Responsible Officers of the Company.

          "Operating Lease" shall mean any lease of property under which the Company or a Subsidiary is liable as lessee, or is liable by Guarantee of the obligations of another Person as lessee, other than a Financing Lease.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any governmental authority succeeding to any of its functions.

          "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

          "Plan" shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Company or a Subsidiary of the Company or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Company, or a Subsidiary of the Company or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

          "Pledged Securities" shall have the meaning specified in Section 1.2.

          "PPV" shall mean Pacific Pay Video Limited.

          "Private Placement Memorandum" shall mean the confidential private placement memorandum of the Company prepared by the Company dated February 1995, together with any supplemental information provided in writing to the Purchasers subsequently, including, without limitation, the Long-Range Plan, dated as of July 21, 1995.

          "Projected EBITDA" shall mean, at any time during a period set forth in Section 8.6, that amount set forth opposite such period in Section 8.6.

          "Projected Cumulative Installed Rooms" shall mean, at any time during a period set forth in Section 8.9, that amount set forth opposite such period in
Section 8.9.

          "Required Holder(s)" shall mean the holder or holders of at least 70% of the aggregate principal amount of the Notes from time to time outstanding.

          "Required Securities Holder(s)" shall mean both (i) Required Holder(s) and (ii) the holder or holders of Warrants exercisable into shares of


                                                                  NOTE AGREEMENT

Common Stock which in the aggregate amount to at least 70% of the aggregate number of shares of Common Stock into which all the Warrants are exercisable.

          "Responsible Officer" shall mean the president, the treasurer, the chief executive officer, the chief operating officer, the chief financial officer or the chief accounting officer of the Company.

          "Restricted Payment"  shall mean (i) dividends or other distributions
                                            -
in respect of capital stock of the Company (except distributions in such stock) and (ii) the redemption or acquisition of such stock or of warrants, rights or
     --
other options to purchase such stock (except when solely in exchange for such stock) or the redemption or acquisition by a Subsidiary of the Company of shares not directly or indirectly held by the Company unless made, contemporaneously, from the net proceeds of a sale of such stock; in either case, valued at the fair market value of the property being dividended, distributed or otherwise transferred as a distribution.

          "Second Closing Date" shall have the meaning specified in Section 2.2.

          "securities" and "security" shall have the meaning specified for the term "security" in section 2(1) of the Securities Act.

          "Securities Act" shall mean the United States Securities Act of 1933, as amended.

          "Security Documents" shall mean the Pledge Agreement(s), the Collateral Assignment Agreement, the Appointment Agreement, any other documents executed in connection therewith and any other security documents entered into after the closing date.

          "Shareholders' Agreement" shall mean the Shareholders' Agreement dated as of September 29, 1994, as amended by the First Amendment dated May 16, 1995, by and between PPV and the existing rights holders listed therein.

          "Subsidiary" shall mean any corporation, partnership, association, joint venture or other entity at least 50% of the total combined voting power of all classes of Voting Shares or equity capital of which shall, at the time as of which any determination is being made, be owned by the Company either directly or through Subsidiaries, or in respect of which the Company has the power to control the financial and operating policies.

          "Technology License Agreement" shall mean the Technology License Agreement dated April 15, 1992 between PPV and On Command Video Corporation, as amended from time to time.

          "Total Adjusted Capitalization" shall mean the sum of Total Debt and Adjusted Consolidated Net Worth.

          "Total Consolidated Assets" shall mean the total assets of the Company and its Subsidiaries, on a consolidated basis, determined in accordance with generally accepted accounting principles.

          "Total Debt" shall mean (without duplication), as of any date of determination, the total of all Debt of the Company, its Subsidiaries and Joint Venture Vehicles.

          "Transferee" shall mean any direct or indirect transferee of all or any part of any Note purchased by the Purchaser under this Agreement.

          "United States" or "U.S." shall mean the United States of America.

          "Voting Shares" shall mean, with respect to any incorporated company, any shares of such company whose holders are entitled under ordinary circumstances to vote for the election of directors of such company (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) and with respect to any company which is not incorporated, any interest in such company which entitles the holder thereof to participate either in the management or the profits of such company.

          "Wholly Owned Subsidiary" shall mean, as applied to any Subsidiary, a Subsidiary all the outstanding shares (other than directors' qualifying shares, if required by law) of every class of stock of which are at the time owned by the Company or by one or more Wholly Owned Subsidiaries or by the Company and one or more Wholly Owned Subsidiaries.

          10.2. Accounting Principles, Terms and Determinations. All references in this Agreement to generally accepted accounting principles shall, unless otherwise specified, be deemed to refer to generally accepted accounting principles as practiced in the relevant jurisdiction, in effect at the time of application thereof.


          SECTION 11.  MISCELLANEOUS.

          11.1. Payments. The Company agrees that, so long as any Purchaser shall hold any Note, it will make payments of principal of, interest on and any premium payable with respect to such Note, by wire transfer of immediately available funds for credit (not later than 12:00 noon, New York City time, on the date due) to such Purchaser's account or accounts as specified in the Purchaser Schedule attached hereto, or such other account or accounts in the United States as such Purchaser may designate in writing without presentment of or notation on the Notes, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each holder of a Note by its purchase thereof agrees that, before disposing of such Note, such holder will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this Section 11.1 to any Transferee which shall have agreed to be bound by the provisions of this Section 11.1.

          11.2. Expenses. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save each Purchaser and any Transferee harmless against liability for the payment of, all out-of-pocket expenses arising in connection with such transactions, including (i) all
                                                                  -
reasonable document production and duplication charges, (ii) the reasonable
                                                         --
fees, charges and disbursements of any special counsel engaged by such Purchaser or such Transferee in connection with the Note Documents and the transactions contemplated thereby, (iii) the reasonable costs and expenses associated with
                       ---
obtaining private placement numbers for the Notes, (iv) the reasonable out-of-
                                                    --
pocket costs and expenses each Purchaser incurred in connection with the purchase of the Securities, (v) the cost and expenses (including fees) of the
                             -
Agent under any Security Document, including without limitation the costs and expenses described in each of the Pledge Agreements, (vi) the reasonable costs
                                                      --
and expenses of delivering to each Purchaser, insured to its satisfaction, the Securities purchased by such Purchaser hereunder, (vii) the reasonable cost of
                                                   ---
delivering to the Company (insured to the satisfaction of the holder of such
Note) any Note surrendered to the Company pursuant to this Agreement and the cost of delivering to any Purchaser or Transferee any Note issued in substitution or replacement therefor, (viii) the costs and expenses, including
                                       ----
attorneys' fees (including the allocated costs and expenses of in-house counsel), incurred by such Purchaser or such Transferee relating to (A) the
                                                                     -
exchange of Notes, (B) the consideration by such Purchaser or Transferee of any
                    -
proposed amendments, waivers or consents (regardless of whether or not consented to or actually executed) pursuant to the provisions of this Agreement or the Notes, (C) the enforcement of (or determining whether or how to enforce) any
        -
rights under this Agreement or any other Note Document or the collection of any amounts due such Purchaser or Transferee under the Note Documents including, without limitation, costs and expenses incurred in any bankruptcy case, insolvency, restructuring or workout, (D) the preparation for, negotiations
                                       -
regarding, consultations concerning or the defense of legal proceedings involving any claim or claims made or threatened against such Purchaser or Transferee arising out of the Note Documents or (E) responding to any subpoena
                                                 -
or other legal process or informal investigative demand issued in connection with this Agreement or the transactions contemplated hereby or by reason of such Purchaser's or such Transferee's having acquired any Security. Notwithstanding the foregoing, the Company shall not be obligated to reimburse any Purchaser or Transferee for any expenses, costs, outlays or fees incurred in connection with any action or proceeding to enforce any of the provisions of the Note Documents which a court of competent jurisdiction determines was not undertaken in good faith.

          The Company also agrees to pay the costs and expenses or other taxes, fees and charges incurred with respect to the recording, registering or filing of any instrument to secure the Notes pursuant to Section 7.4 and compliance with all statutes and regulations as may be necessary or desirable in order to establish, protect, perfect and preserve any Lien created or maintained pursuant to Section 7.4. The Company also will pay, and will save each Purchaser harmless from all claims in respect of the fees, if any, of brokers and finders (other than those retained by such Purchaser) and any and all liabilities with respect to any taxes (including interest and penalties) which may be payable in respect of the execution and delivery of this Agreement or any other Note Documents, any instrument required to secure the Notes pursuant to Section 7.4, the issue of the Notes hereunder and any amendment or waiver under or in respect of this Agreement, the Notes or any other Note Document.

          In furtherance of the foregoing, on the date of closing, the Company will pay or cause to be paid the reasonable fees and disbursements of your special counsel provided that such fees and disbursements are reflected in a statement of such special counsel submitted to the Company at least three days prior to the date of closing and, in addition, the Company will also pay or cause to be paid, promptly upon receipt of supplemental statements therefor, additional fees, if any, and disbursements of such special counsel in connection with the transactions hereby contemplated.

          The obligations of the Company under this Section 11.2 shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or any Transferee, the payment of any Note, the acceptance of any Warrant or the termination of this Agreement or any other Note Document.

          11.3. Consent to Amendments. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest on or any premium payable with respect to any Note, or affect the time, amount or allocation of any prepayments, or change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration. Each holder of any Note at the time or thereafter outstanding and the Company shall be bound by any consent authorized by this Section 11.3, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the

Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          11.4. Solicitation of Holders of Notes. Neither the Company nor any Affiliate will solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver sent or effected pursuant to the provisions of Section 11.3 shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of outstanding Notes. Neither the Company nor any Affiliate will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of a Note for any consent by such Person to any waiver or amendment of any of the terms and provisions of this Agreement or the Notes unless such remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Notes then outstanding.

          11.5. Form, Registration, Transfer and Exchange of Notes; Lost Notes. The Notes are issuable as registered notes without coupons in denominations of at least $100,000, except as may be necessary to reflect any principal amount not evenly divisible by $100,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Any holder of any of the Notes may sell, assign or otherwise transfer any of such Notes to (x) any Financial Institution or (y) subject to the immediately succeeding sentence, any other Person other than a Person which is at the time of such sale, assignment or transfer a Competitor. Unless such Noteholder is transferring such Notes to a Financial Institution, the transferring Noteholder shall notify the Company in writing as to the identity of such proposed transferee, and such Noteholder shall not transfer such Note to such Person if the Company, within 5 Business Days of receipt of such notice, notifies such Noteholder (with supporting details) that the proposed transferee is a Competitor and that the Company objects to such transfer, it being understood that if the Noteholder does not receive such a notice from the Company within such 5 Business Days, the proposed transferee shall not be considered a Competitor for purposes hereof and the transfer shall not be prohibited hereby. Any Transferee shall have acceded to the Appointment Agreement in accordance with the terms thereof by executing an Instrument of Accession in the form of Annex I to the Appointment Agreement. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

          11.6. Persons Deemed Owners. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any
Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of, interest on and any premium payable with respect to such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, any holder of any of the Notes may grant participations in such Note to (x) any Financial Institution or (y) subject to the immediately succeeding sentence, any other Person other than a Person which is at the time of the granting of such participation a Competitor. Unless such Noteholder is granting a participation in the Notes to a Financial Institution, the granting Noteholder shall notify the Company in writing as to the identity of such proposed grantee, and such Noteholder shall not grant such participation to such Person if the Company, within 5 Business Days of receipt of such notice, notifies such Noteholder (with supporting details) that the proposed grantee is a Competitor and that the Company objects to such transfer, it being understood that if the transferring Noteholder does not receive such a notice from the Company within such 5 Business Days, the proposed grantee shall not be considered a Competitor for purposes hereof and the granting of the participation shall not be prohibited hereby.

          11.7. Survival of Representations and Warranties. All representations and warranties contained herein or made by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Securities, the transfer by the Purchaser of any Note, together with the Warrants or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of the Purchaser or any Transferee. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties of the Company hereunder.

          11.8. Successors and Assigns. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

          11.9. Disclosure to Other Persons. Each holder of Notes agrees to use its best efforts to hold in confidence all Confidential Information; provided that nothing herein shall prevent the holder of any Note from
- --------
delivering copies of any financial statements and other documents (whether or not constituting Confidential Information) delivered to such holder, and disclosing any other information (whether or not constituting Confidential Information) disclosed to such holder, by or on behalf of the Company or any Subsidiary or Joint Venture Vehicle thereof in connection with or pursuant to this Agreement to (i) such holder's directors, officers, employees, agents and
                   -
professional consultants, (ii) any other holder of any Note, (iii) any Person to
                           --                                 ---
which such holder offers to sell such Note or any part thereof (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 11.9), (iv) any Person to which such
                                                   --
holder sells or offers to sell a participation in all or any part of such Note (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 11.9), (v) any Person
                                                                  -
from which such holder offers to purchase any security of the Company, (vi) any
                                                                        --
federal or state regulatory authority having jurisdiction over such holder,
(vii) the National Association of Insurance Commissioners or any similar
 ---
organization, (viii) any Person holding any debt instrument issued by the
               ----
Company, (ix) any Person responsible for rating the Notes or any other debt
          --
instrument issued by the Company or (x) any other Person to which such delivery
                                     -
or disclosure may be necessary or appropriate (A) in compliance with any law,
                                               -
rule, regulation or order applicable to such holder, (B) in response to any
                                                      -
subpoena or other legal process or informal investigative demand or (C) in
                                                                     -
connection with any litigation to which such holder is a party. Each holder of a Note, by its acceptance of such Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 11.9 as though it were a party to this Agreement.

          11.10. Notices. All written communications provided for hereunder shall be delivered by hand, by internationally recognized overnight delivery service (with charges prepaid) or by telecopy (if immediately followed by a duplicate delivery by hand or prepaid internationally recognized overnight delivery service) and (i) if to the Purchaser, addressed to the Purchaser at the
                       -
address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as the Purchaser shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to such
                     --
other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company and
(iii) if to the Company, addressed to it at its address shown at the beginning
 ---
of this Agreement, Attention: Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing. Any notice so addressed shall be deemed given (A) when delivered if by hand, (B)
                                           -                              -
when telecopied (if followed with a delivery the following day by hand or overnight delivery service) or (C) one Business Day after delivery prepaid to
                                -
any internationally recognized overnight delivery service.

          11.11. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest on any Note, or any premium payable with respect thereto, that is due on a date other than a Business Day shall be made on the next succeeding Business Day. If the date for any payment is extended to the next succeeding Business Day by reason of the preceding sentence, the period of such extension shall be included in the computation of the interest payable on such Business Day.

          11.12. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any Purchaser or to the Required Holder(s), the determination of such satisfaction shall be made by such Purchaser or the Required Holder(s), as the case may be, in the sole and exclusive judgment of the Person or Persons making such determination.

          11.13. Entire Agreement. Subject to the last sentence of Section 11.3, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

          11.14. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

          11.15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.16. Descriptive Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          11.17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

          11.18. Severalty of Obligations. The sales of Notes to the Purchasers are to be several sales, and the obligations of the Purchasers under this Agreement are several obligations. Except as provided in Section 3.18, no failure by any Purchaser to perform its obligations under this Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and no Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other Purchaser hereunder.

          11.19. Consent to Jurisdiction; Service of Process. For the purposes of assuring that the holders of the Notes may enforce their rights under this Agreement, the Company for itself and its successors and assigns, hereby irrevocably (i) agrees that any legal or equitable action, suit or proceeding
             -
against the Company arising out of or relating to this Agreement or the Notes or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in any state or Federal court in the State of New York, (ii) waives any objection which it may now or hereafter have to the venue
       --
of any action, suit or proceeding in the State of New York or any claim of forum
                                                                           -----
non conveniens in the State of New York, and (iii) irrevocably submits itself to
- --------------                                ---
the non-exclusive jurisdiction of any state or Federal court of competent jurisdiction in the State of New York for purposes of any such action, suit or proceeding. Without limiting the foregoing, the Company hereby appoints, in the case of any such action or proceeding brought in the courts of or in the state of New York, CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, to receive, for it and on its behalf, service of process in the State of New York with respect thereto, provided the Company may appoint any other person, reasonably acceptable to the Required Holder(s), with offices in the State of New York to replace such agent for service of process upon delivery to the Noteholders of a reasonably acceptable agreement of such new agent agreeing so to act. The Company agrees that service of process by means of notice (as provided in Section 11.10) of any such action, suit or proceeding with respect to any matter as to which it has submitted to jurisdiction as set forth in this Section 11.19 shall be taken and held to be valid personal service upon it.

          11.20. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

          If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among the Company and the Purchasers.

                                Very truly yours,

                                MAGINET CORPORATION


                                By: /s/ James A. Barth
                                   -------------------------------
                                Name:  James A. Barth
                                Title:  Chief Financial Officer


The foregoing Agreement is
hereby accepted as of the
date first above written.


NEW YORK LIFE INSURANCE COMPANY


By: /s/ Himi Kittner
   ------------------------------
 Name:  Himi Kittner
 Title:  Vice President


THE MUTUAL LIFE INSURANCE COMPANY
 OF NEW YORK

By: /s/ Peter W. Oliver
   -----------------------------
 Name:  Peter W. Oliver
 Title:  Managing Director


WASLIC COMPANY II

By: /s/ Daniel F. Lindley
   -----------------------------
 Name:  Daniel F. Lindley
 Title:  President & Secretary


NAMTOR BVC LP

By:  /s/ Noel Rotham
   -----------------------------
 Name:  Noel Rotham
 Title:  Partner

Title:

                                                                  NOTE AGREEMENT

                                                                  NOTE AGREEMENT
                                                                    SCHEDULE 1.2



                   LIST OF SECURITIES AND PLEDGED SECURITIES
                   -----------------------------------------

                                       Number of           Number of
Name of Subsidiary or                  Securities      Pledged Securities       Percentage of Outstanding
Joint Venture Vehicle              (ordinary shares)   (ordinary shares)         Shares of Capital Stock
- ---------------------              -----------------   ------------------        -----------------------

                                                                                  Owned by   Pledged by
Pledgor                                                                           Pledgor     Pledgor
- -------                                                                           -------     -------

Pacific Pay Video (HK) Limited            10,000             6,600                  100%         66%

PPV Singapore Pte Ltd                    100,000            66,000                  100%         66%

Pacific Pay Video Pty. Limited (ACN
059 748 588)                                 100                66                  100%         66%

Pacific Pay Video New Zealand Limited        100                66                  100%         66%

Pacific Pay Video (Korea) Ltd            266,667           176,000                   85%         66%

Pacific Pay Video International            1,000             1,000                  100%        100%

Pacific Pay Video Limited                    100               100                  100%        100%

                                 Schedule 3.11

                         DESCRIPTION OF REORGANIZATION

See the attached.

                           Pacific Pay Video Limited
                           -------------------------

              Outline for Establishing Holding Company Structure
              --------------------------------------------------

Objectives
- ----------

1.) Establish a holding company to facilitate a more appropriate corporate structure for operating, marketing and managing the Company's products and services internationally.

2.) Minimize any impact on current financing efforts, taxes, or ability to use pooling of interest accounting in future acquisitions.

Basis Structure and Implementation
- ----------------------------------

1.) Incorporate two new California corporations: Newholdings (parent) and NewSub (100% owned subsidiary of NewHoldings).

2.) Merge NewSub into PPV in reverse triangular merger such that all current PPV shareholders thereafter hold exactly the same interest in NewHoldings as they did in PPV and NewHoldings holds 100% of the stock of PPV.

3.) All contracts would remain in PPV, except to the extent that contracts need to be assigned to NewHoldings for it to carry out its administrative and other responsibilities, and except for contracts related to equity or debt or similar instruments which would be assumed by NewHoldings (e.g., shareholders agreements; SVB arrangements).

4.) The stock in PPV's current in-country subsidiaries would be distributed to NewHoldings and thereafter such subsidiaries would be operated as NewHoldings subsidiaries.

5.) NewHoldings may be requested to guarantee certain contracts or that such contracts be assigned from PPV to NewHoldings, particularly those involving payment obligations.

6.) All stock plans, options, and warrants would be assumed by NewHoldings. Stock plans would be available to employees of all NewHoldings subsidiaries.

Approval
- --------

1.) Only board approval is required to establish the holding company structure and to distribute shares of existing PPV subsidiaries to NewHoldings.

2.)  No dissenters' rights are triggered by the merger.

3.)  No federal or state securities law registration should be required.

Effect on Financing
- -------------------

1.) NY Life understands that the debt financing will be made to the NewHoldings, New structure should not affect the ability of NY Life to be secured since collateral is stock of all subsidiaries. NY Life will take shares of PPV as collateral in addition to the shares of other subsidiaries.

2.) NewHoldings will allocate cash to PPV and other subsidiaries as needed to operate each company

Reorganization
- --------------

1.) PPV would continue to hold all existing license rights including the OCV license. PPV would contract with other subsidiaries of NewHoldings (e.g., country operating subsidiaries) for services or technology connected with the sale and installation of OCV systems.

2.) Employees would be reallocated as appropriate to their function. Administration would be in the parent along with possibly marketing and/or sales. Current country operating subsidiaries would not change, except the equity in such subsidiaries would be held by the parent holding company and not PPV.

Tax and Accounting
- ------------------

1.) The establishment of the holding company through the reverse triangular merger will be tax free to each shareholder and each shareholder will carry over the tax basis in his PPV shares to his NewHoldings shares.

2.) The distribution of the stock of the PPV subsidiaries to NewHoldings will not result in recognition of gain or loss on a consolidated basis.

3.) Because there is no change in the equity interests of any security holder in the overall organization, neither the establishment of the holding company nor the distribution of the stock of the PPV subsidiaries to NewHoldings should preclude a later pooling of interests acquisition.

4.) Tax counsel and the Company's accountants will provide written opinions to verify the above conclusions before proceeding with the reorganization.

Contracts
- ---------

1.) Because the reorganization is structured as a reverse triangular merger and because there is no change of control of the overall entity, contracts with PPV should be unaffected by the reorganization. To the extent it is desirable to move a contract to NewHoldings such contract will need to either permit such assignment to a commonly controlled (i.e., affiliate) corporation or a consent to such transfer will need to be obtained.

2.) Section 10.3 of the Shareholders Agreement entered into as part of the September 1994 financing provides that the shares of NewHoldings issued in the reorganization will be automatically subject to the terms of that agreement.

Timetable
- ---------

1.) Assuming June 15 board approval of the reorganization, the merger would occur during the week of June 19, after tax, accounting, and contract issues are finalized.

2.) The intent is to complete the reorganization prior to any funding from NY life.

                                 Schedule 4.1

                                 SUBSIDIARIES
                                 ------------


Name of Subsidiary                                Jurisdiction of                         Percent of Voting Shares
or Joint Venture                                  Incorporation                             Owned by the Company
Pay Per View Japan, Inc.                          Japan                                              90

Pacific PayVideo (HK) Limited                      Hong Kong                                         100

PPV Singapore Pte Ltd                             Singapore                                         100

Pacific Pay Video (Thailand) Co.,                 Thailand
Limited +                                                                                            49

Pacific Pay Video (Taiwan) Inc.t                  Taiwan                                             55

Pacific Pay Video Pty, Limited                    Australia                                         100

Pacific Pay Video New Zealand                     New Zealand
Limited                                                                                             100

Pacific Pay Video (Korea) Ltd.                    Korea                                              85

Pacific Pay Video International,                  United States
Inc.                                              (California)                                      100

Pacific Pay Video Limited                         United States
                                                  (California)                                      100


+         Subsidiaries of Pacific Pay Video Limited

                                 Schedule 4.7

                               OUTSTANDING DEBT
                               ----------------


     Pacific Pay Video limited has indebtedness to Silicon Valley Bank in the amount of six million dollars ($6,000,000), which will be repaid in full at closing.

     Pay Per View Japan, Inc. has indebtedness to Jafta Japan Co. in the amount of approximately three hundred thousand dollars ($300,000) pursuant to the Amended and Restated Joint Venture Agreement by and between Pacific Pay Video Limited, Jafta Japan Co. and Izumi Kikaku Co. Ltd., dated November 11, 1993.

                                 Schedule 4.9

                  RELATED INTERESTS IN INTELLECTUAL PROPERTY

                  ------------------------------------------

                                     None.

                                 Schedule 4.12

                             RESTRICTIVE COVENANTS
                             ---------------------

     That certain Loan and Security Agreement by and between the Company and Silicon Valley Bank contains restrictions regarding the incurrence of debt. However, the Loan and Security Agreement will be terminated upon the closing.

                                 Schedule 4.15

                                     ERISA
                                     -----

                                     None.

                                 Schedule 4.16
                                 Post-Closing
                       Governmental Consents Or Filings


A.   Korean.
     ------

1. Approval, notification or confirmation for the change of the foreign investment or remittance of foreign currency out of Korea as required by the Foreign Exchange Management Law of Korea and the regulations thereunder and the Foreign Capital inducement Law of Korea,

B.   Japan.
     -----

1. Approval of the Fair Trade Commission under the Japanese Anti-monopoly Law if any of the assignees is engaged in a "financial business" as defined in the Japanese Antimonopoly Law, and such Assignee becomes the owner of more than five percent (ten percent in the case of such assignee being an insurance company) of the total outstanding shares of stock of the Japanese subsidiary via enforcement of the Security interest, and such assignee holds such shares beyond one year.

C.   Singapore:
     ---------

1. Stamping of the instruments of transfer for the Pledged Securities in PPV-Singapore and the Pledge Agreement.

2. Evidence of the holding by either PPV-Singapore or each of The Marina Mandarin Hotel, The Orchard Hotel Singapore, the Shangri-La Hotel (Singapore) and the Hotel Inter-Continental Singapore of the requisite license under the Singapore Broadcasting Authority Act in connection with PPV-Singapore's business of in-room shopping and guest services to such hotels.

3. Approval of the Board of Film Censors Singapore to a change in share ownership for licenses in connection with the Pledge Agreement.

D.   New Zealand:
     -----------

None

E.   Australia:
     ---------

1. Stamping of share transfer forms and Pledge Agreement relating to the pledging of the PPV-Australia Pledged Securities, enforcement of the Pledge Agreement, or sale to a third party upon enforcement.

2. Stamping of any pledge agreement or the Pledge Agreement, and the filing of an Australian Securities Commission filing if MagiNet Corporation is at the relevant time registered as a foreign corporation in Australia, it Additional Securities are acquired and pledged to the Agent.

F.   Hong Kong:
     ---------

1. Stamping of the share transfer forms relating to (a) the transfer from PPVL to MagiNet Corporation, (b) the pledge of the PPV-Hong Kong Pledged Securities, or (c) the transfer of the shares upon enforcement of the Pledge Agreement.

G.   Other:
     -----

1. Filing of Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended, with Federal and any appropriate state authorities.

                                 Schedule 8.1

                                     LIENS
                                     -----

     To secure its obligations to Comsat Video Enterprises, Inc. under the Programming Services Agreement the Company granted to Comsat Video Enterprises, Inc. a security interest in the Company's territorial rights to the continent of africa under the Technology license Agreement. The Programming Services Agreement has been terminated by the Company; the only remaining obligation is an obligation to pay approximately $700,000 or programing services previously rendered. This amount will be paid immediately after closing.

     Silicon Valley Bank has a security interest in substantially all of the assets of the Company (other than the capital stock of the subsidiaries of the Company). This security interest will be released substantially contemporaneously with the closing.

                                                                     EXHIBIT A-1
                                                                     -----------


                            [FORM OF SERIES A NOTE]


                              MAGINET CORPORATION


                SENIOR SERIES A SECURED NOTE DUE AUGUST 15, 2000


(IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS NOTE, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.)

No. R-__                                                    __________ __, 19__
$________                                                   New York, New York
PPN 55917@ AA2

          FOR VALUE RECEIVED, the undersigned, MAGINET CORPORATION (herein called the "Company"), a corporation organized under the laws of the State of California, hereby promises to pay to _______________________________, or registered assigns, the principal sum of ____________, _________________________
DOLLARS on August 15, 2000, with interest (computed on the basis of a 360-day year of twelve 30-day months) (i) on the unpaid balance thereof at the rate of 10.5% per annum from the date hereof, payable semiannually on the 15th day of August and February in each year, commencing with the February 15th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (ii) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any premium payable on demand at a rate per annum from time to time equal to the greater of (A) 2% plus the interest rate applicable to this Note on the date such payment became due and (B) 2.0% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

          In accordance with the terms of Section 8.6 of the Agreement referred to below, if at the time of any determination Historical EBITDA is less than 80% of Projected EBITDA, then until Historical EBITDA is determined to be equal to or greater than 80% of Projected EBITDA, the interest rate on this Note shall increase to 11.5%. In accordance with the terms of Section 8.9 of the Agreement, if at the time of any determination Cumulative Installed Rooms is less than 80% of Projected Cumulative Installed Rooms, then until Cumulative Installed Rooms is determined to be equal to or greater than 80% of Cumulative Installed Rooms, the interest rate on this Note shall increase to 11.5%. (All capitalized terms in the preceding sentence have the meaning given to them in the Agreement referred to below.)

          Payments of principal of, interest on and premium, if any, payable with respect to this Note are to be made at the main office of Morgan Guaranty Trust Company of New York in The City of New York or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

          This Note is one of the Senior Series A Secured Notes due 2000 (herein called the "Notes") issued pursuant to a Note Agreement, dated August 15, 1995 (herein called the "Agreement"), among the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof.

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

          This Note is secured by the pledge and assignment of certain Collateral (as defined in the Agreement).

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the internal law of such State.

                                     MAGINET CORPORATION


                                     By:
                                        -------------------------

Name:

Title:

                                                                     EXHIBIT A-2
                                                                     -----------


                            [FORM OF SERIES B NOTE]


                              MAGINET CORPORATION


                SENIOR SERIES B SECURED NOTE DUE AUGUST 15, 2000


(IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS NOTE, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.)

No. R-__                                                    __________ __, 19__
$________                                                   New York, New York
PPN ________

          FOR VALUE RECEIVED, the undersigned, MAGINET CORPORATION (herein called the "Company"), a corporation organized under the laws of the State of California, hereby promises to pay to _______________________________, or registered assigns, the principal sum of ____________, _________________________
DOLLARS on August 15, 2000 with interest (computed on the basis of a 360-day year of twelve 30-day months) (i) on the unpaid balance thereof at the rate of 10.5% per annum from the date hereof, payable semiannually on the 15th day of August and February in each year, commencing with the ________ __ next succeeding the date hereof, until the principal hereof shall have become due and payable, and (ii) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any premium payable on demand at a rate per annum from time to time equal to the greater of (A) 2% plus the interest rate applicable to this Note on the date such payment became due and (B) 2.0% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

          In accordance with the terms of Section 8.6 of the Agreement referred to below, if at the time of any determination Historical EBITDA is less than 80% of Projected EBITDA, then until Historical EBITDA is determined to be equal to or greater than 80% of Projected EBITDA, the interest rate on this Note shall increase to 11.5%. In accordance with the terms of Section 8.9 of the Agreement, if at the time of any determination Cumulative Installed Rooms is less than 80% of Projected Cumulative Installed Rooms, then until Cumulative Installed Rooms is determined to be equal to or greater than 80% of Cumulative Installed Rooms, the interest rate on this Note shall increase to 11.5%. (All capitalized terms in the preceding sentence have the meaning given to them in the Agreement referred to below.)

          Payments of principal of, interest on and premium, if any, payable with respect to this Note are to be made at the main office of Morgan Guaranty Trust Company of New York in The City of New York or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

          This Note is one of the Senior Series B Secured Notes due 2000 (herein called the "Notes") issued pursuant to a Note Agreement, dated August 15, 1995 (herein called the "Agreement"), among the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof.

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

          This Note is secured by the pledge and assignment of certain Collateral (as defined in the Agreement).

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the internal law of such State.

                                     MAGINET CORPORATION


                                     By:
                                        -------------------------

Name:

Title:

                                                                   EXHIBIT B-1

                               PLEDGE AGREEMENT
                                    between
                             MAGINET CORPORATION,
                                  as Pledgor
                                      and
                        THE CHASE MANHATTAN BANK, N.A.,
                                  as Pledgee



                          Dated as of August 15, 1995

                               TABLE OF CONTENTS
                               -----------------

Section                                                                    Page
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
SECTION 2.     DEFINITIONS AND PRINCIPLES OF CONSTRUCTION..................2
SECTION 3.     PLEDGE OF SECURITIES........................................3

SECTION 4.     APPOINTMENT OF AGENTS; ENDORSEMENTS.........................6

SECTION 5.     VOTING AND OTHER RIGHTS WHILE NO EVENT OF DEFAULT...........6

SECTION 6.     DIVIDENDS AND OTHER DISTRIBUTIONS ..........................7

SECTION 7.     REMEDIES IN CASE OF EVENT OF DEFAULT........................7
SECTION 8.     APPLICATION OF PROCEEDS....................................10
SECTION 9.     PURCHASERS OF PLEDGE COLLATERAL............................11
SECTION 10.    FURTHER ASSURANCES.........................................11
SECTION 12.    TRANSFER BY THE PLEDGOR....................................12

SECTION 13.    REPRESENTATIONS, WARRANTIES AND
               COVENANTS OF THE PLEDGOR...................................13
SECTION 14.    PLEDGOR'S OBLIGATIONS ABSOLUTE.............................13

SECTION 15.    REGISTRATION...............................................13

SECTION 16.    INDEMNITY..................................................14

SECTION 17.    TERMINATION; RELEASE.......................................15

SECTION 18.    NOTICES....................................................15

SECTION 19.    MISCELLANEOUS..............................................16


     *This Table of Contents is provided for convenience only and is not a part of the attached Pledge Agreement.

                                                                  EXECUTION COPY


                                PLEDGE AGREEMENT
                                ----------------


     PLEDGE AGREEMENT, dated as of August 15, 1995, between MAGINET CORPORATION, a corporation organized under the laws of the State of California, as pledgor (the "Pledgor"), and The Chase Manhattan Bank, N.A., a national banking
     --------
association, as collateral agent ("the Pledgee")for the benefit of the
                                       -------
Noteholders pursuant to the Appointment Agreement. Capitalized terms used herein shall have the meanings provided in Section 2.


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Pledgor and the Purchasers have entered into the Note Agreement providing for the issuance and sale of the Notes and the issuance of the Warrants as contemplated therein;

          WHEREAS, The Chase Manhattan Bank, N.A., the Pledgor and the Purchasers have entered into the Appointment Agreement providing for the appointment of The Chase Manhattan Bank, N.A. to act as collateral agent for the benefit of the Noteholders under the Security Documents (including this Agreement);

          WHEREAS, it is a condition precedent under the Note Agreement to each Purchaser's obligation, to purchase and pay for the Notes and to accept the Warrants to be issued under the Note Agreement that the Pledgor shall have executed and delivered to the Pledgee this Agreement;

          WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraphs and to induce the Purchasers to enter into the Note Agreement and to purchase and pay for the Notes and to accept the Warrants (and to induce any future Noteholders so to do);

          NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:


          SECTION 1. SECURITY. (a) This Agreement is for the benefit of the
                     --------
Pledgee as collateral agent for he Noteholders pursuant to the Appointment Agreement (and, to the extent provided in Section 16 of this Agreement, for the benefit of the Pledgee in its individual capacity) to secure: (i) the payment due of the principal of and interest in respect of the Notes and payment of all other obligations and liabilities (including without limitation indemnities, premium, if any, fees and interest thereon) of the Pledgor, now existing or hereafter incurred under, arising out of or in connection with the Note Agreement, each Note or any other Note Document (other than the Warrants); and (ii) the due performance and compliance with the terms of the Note Documents by the Pledgor (all such principal, interest, obligations and liabilities, collectively, the "Secured Obligations").
- ---------------------

          SECTION 2. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.  For all
                     ------------------------------------------
purposes of this Agreement: (i) capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Agreement; (ii) the principles of construction set forth in the Note Agreement shall apply; and (iii) as used herein, references to "this Agreement", "hereunder" and words of like meaning shall refer to this pledge agreement.

          As used in this Agreement:

          "Agreement" and "this Agreement" shall mean this pledge agreement,
           ---------       --------------
dated as of August 15, 1995, as the same may be modified, amended or supplemented from time to time.

          "Foreign Joint Venture Vehicle" shall mean a Joint Venture Vehicle
           -----------------------------
that is incorporated or organized outside of the United States or any State or territory thereof.

          "Legal Mortgage Subsidiaries" shall mean each of Pacific Pay Video
           ---------------------------
(HK) Limited, PPV Singapore Pte Ltd, Pacific Pay Video Pty. Limited, Pacific Pay Video New Zealand Limited and any other Subsidiary or Joint Venture Vehicle incorporated or established under the laws of a jurisdiction which utilizes the common law concepts of legal and equitable mortgages over shares of capital stock or similar equity interests.

          "Liquidating Dividend" shall have the meaning set forth in Section 6.
           --------------------
          "Maximum Foreign Pledge" shall mean, in respect of any Foreign
           ----------------------
Subsidiary or Foreign Joint Venture Vehicle: (i) prior to the occurrence of a Change in Tax Law Event, the number of Securities representing 66% (or such other threshold amount as may become relevant after the date hereof in determining whether a pledge under a pledge agreement would result in the undistributed earnings of such Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, as determined for Federal income tax purposes being treated as a deemed dividend to the Pledgor) of the total combined voting power of all classes of Securities of such Foreign Subsidiary or Foreign Joint Venture Vehicle entitled to vote; and (ii) on and following the occurrence of a Change in Tax Law Event, the number of Securities representing the maximum total combined voting power of all classes of Securities of such Foreign Subsidiary or Foreign Joint Venture Vehicle entitled to vote that may be pledged without creating a deemed dividend to the Pledgor.

          "Pledge Documents" shall mean: (i) this Agreement (and any other
           ----------------
pledge agreement in form and substance satisfactory to the Pledgee entered into as contemplated by this Agreement); (ii) the Note Agreement; and (iii) any other Note Document to which the Pledgee is or will be a party.

          "Secured Obligations" shall have the meaning set forth in Section 1.
           -------------------

          "Securities" shall mean, with respect to each Subsidiary or Joint
           ----------
Venture Vehicle, as relevant, all the issued and outstanding shares of capital stock or similar equity interests of such Subsidiary or Joint Venture Vehicle (and any options, warrants or other rights to purchase such capital stock or similar equity interests at any time prior to the date on which the Secured Obligations are discharged in full) owned by the Pledgor, including without limitation all such shares of capital stock, similar equity interests, options, warrants or other rights owned by the Pledgor on the date hereof and all such capital stock, options, warrants or other rights acquired by the Pledgor in the future. The Pledgor hereby represents and warrants that on the date hereof (i) the information set forth in Annex A concerning the Securities and Pledged Securities of each of its Subsidiaries and Joint Venture Vehicles set forth in Annex A is true and correct and (ii) there are no options, warrants, or other rights to purchase any such Securities outstanding.

          All Securities described as "Pledged Securities" in Annex A and all other Securities from time to time pledged, mortgaged or charged hereunder or under another Pledge Document are hereinafter referred to as the "Pledged
                                                                  -------
Securities," and the Pledged Securities, together the time held by the Pledgee
- ----------
hereunder, is hereinafter referred to as the "Pledge Collateral".
                                              -----------------

          SECTION 3. PLEDGE OF SECURITIES
                     ---------------------
          3.1   Pledge.  To secure the Secured Obligations and for the
                ------
purposes set forth in Section 1, the Pledgor: (i) hereby grants to the Pledgee a continuing security interest of first priority in all of the Pledge Collateral;
(ii) hereby pledges and deposits as security with the Pledgee (except as otherwise permitted in this Section 3) the Pledged Securities owned by the Pledgor on the date hereof and delivers to the Pledgee certificates therefor (to the extent such Pledged Securities are certificated) accompanied by stock powers for all such Pledged Securities duly executed in blank by the Pledgor (or such other instruments of transfer as are acceptable to the Pledgee); and (iii) hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee (including by way of legal mortgage to the extent such Pledged Securities are issued by a Legal Mortgage Subsidiary) all of the Pledgor's right, title and interest in and to such Pledged Securities (and in and to the certificates or instruments (if any) evidencing such Pledged Securities), to be held by the Pledgee upon the terms and conditions set forth in this Agreement and the other Pledge Documents.

          3.2   Subsequently Acquired Securities.  If the Pledgor shall acquire
                --------------------------------
(by purchase, stock dividend or otherwise), at any time or from time to time after the date hereof, any additional Securities:

          (i) issued by a Subsidiary or Joint Venture Vehicle, as relevant, other than a Foreign Subsidiary or Foreign Joint Venture Vehicle, then the Pledgor will forthwith pledge and deposit such Securities as security with the Pledgee; or

          (ii) issued by a Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, and, as a result of such acquisition, the Pledged Securities in respect of such Foreign Subsidiary or Foreign Joint Venture Vehicle are less than such Foreign Subsidiary's or Foreign Joint Venture Vehicle's then existing Maximum Foreign Pledge, then the Pledgor will forthwith pledge, mortgage or charge hereunder (or under another pledge agreement in form and substance satisfactory to the Pledgee, if necessary under any applicable law or if otherwise desirable to carry into effect the purposes of this Agreement) and deposit (subject to the proviso below) as security with the Pledgee such additional Securities as are necessary so that the Pledged Securities in respect of such Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, are equal to such Foreign Subsidiary's or Foreign Joint Venture Vehicle's then existing Maximum Foreign Pledge; provided, however, that the Pledgor shall not
                                 -----------------
be required pursuant to this Section

3.2(ii) to deposit as security with the Pledgee Securities issued by a Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, organized and established after the date hereof (other than a Subsidiary or Joint Venture Vehicle organized under the laws of South Africa, the Securities of which shall be pledged to and deposited with the Pledgee under this Agreement (or under another pledge agreement in form and substance satisfactory to the Pledgee if necessary or otherwise desirable to carry into effect the purposes of this Agreement) so as to create a first priority Lien in favor of the Pledgee on such Securities) so long as such Securities are subject to Liens permitted under
Section 8.1(e) of the Note Agreement and the Lien created by this Agreement (or any other pledge agreement entered into as contemplated by this Agreement), which Lien under this Agreement may be junior to the Lien permitted by Section 8.1(e) of the Note Agreement,, and such Securities when pledged, mortgaged or charged hereunder shall thereafter constitute Pledged Securities, and the Pledgor will promptly deliver to the Pledgee a certificate executed by a Responsible Officer describing such Pledged Securities and certifying that the same have been duly pledged, mortgaged or charged with the Pledgee hereunder- (or under such other pledge agreement, as the case may be); provided, further,
                                                            -----------------
that the Pledgor will deposit such Securities with the Pledgee free and clear of any Lien other than the Lien created by this Agreement (or any other pledge agreement entered into as contemplated by this Agreement), which Lien shall then be a first priority Lien, promptly upon such Securities' no longer being subject to Liens permitted under Section 8.1(e) of the Note Agreement (whether because of release or otherwise);

and in each case (except as provided in the first proviso to Section 3.2(ii) and as provided in Section 3.5) deliver to the Pledgee certificates therefor accompanied by stock powers duly executed in blank by the Pledgor (or such other instruments of transfer as are acceptable to the Pledgee), Thereafter such Securities will constitute Pledged Securities, and the Pledgor will promptly deliver to the Pledgee a certificate executed by a Responsible Officer describing such Pledged Securities and certifying that the same have been duly pledged, mortgaged or charged with the Pledgee hereunder (or under such other pledge agreement, as the case may be).

          3.3 Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Pledged Securities (whether now owned or hereafter acquired) are evidenced by an uncertificated security, the Pledgor shall promptly: (i) notify the Pledgee of such uncertificated security; (ii) take all actions required to perfect the security interest of the Pledgee therein under applicable law; and (iii) notify the Pledgee of such actions taken. The Pledgor further agrees: (i) to take such actions as the Pledgee deems necessary or reasonably desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder; and (ii) to provide an opinion of counsel satisfactory to the Pledgee with respect to any such pledge of uncertificated Pledged Securities upon the pledge thereof and at any other time promptly upon request of the Pledgee,

          3.4  Change in Tax Law Event.  If a Change in Tax Law Event occurs,
               -----------------------
then the Pledgor shall forthwith pledge, mortgage or charge hereunder (or under another pledge agreement in form and substance satisfactory to the Pledgee, if required by applicable law or if otherwise desirable to carry into effect the purposes of this Agreement), that portion of the Securities of each Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, held by the Pledgor and not heretofore pledged, mortgaged or charged pursuant to this Agreement (or another pledge agreement). Thereafter such Securities will constitute Pledged Securities, and the Pledgor will promptly deliver to the Pledgee a certificate executed by a Responsible Officer describing such Pledged Securities and certifying that the same have been duly pledged, mortgaged or charged with the Pledgee hereunder (or under such other pledge agreement, as the case may be).

          3.5  Certain Pledged Securities.Notwithstanding anything to the
               ---------------------------
contrary contained in this Section 3, for the purpose of enabling the Pledgee to exercise its rights under this Agreement, the Pledgor undertakes forthwith upon the execution of this Agreement, if it has not already done so, at the cost of the Pledgor, to procure the registration of the Pledged Securities issued by any Legal Mortgage Subsidiary in the name of the Pledgee or its nominee and to deposit or procure to be deposited with the Pledgee the certificates in respect of such Pledged Securities together with signed and undated letters of resignation in the form of Annex C from each director of each Legal Mortgage Subsidiary appointed by the Pledgor. If the Pledgor shall acquire any additional Securities issued by any Legal Mortgage Subsidiary, which Securities are required to be pledged, mortgaged or charged hereunder pursuant to Sections 3.2
(ii) or 3.4, the Pledgor shall promptly upon receipt of such Securities (and at its own expense) pledge, mortgage or charge such Securities hereunder (or under another pledge agreement in form and substance satisfactory to the Pledgee, if necessary under any applicable law or if otherwise desirable to carry into effect the purposes of this Agreement) and register such Securities in the name of the Pledgee or its nominee and deposit the certificates in respect of such Securities with the Pledgee; provided, however, that so long as such
                             -----------------
Securities are not required to be deposited with the Pledgee pursuant to the provisos to Section 3.2(ii), the Pledgor shall not be required to either register such Securities in be name of the Pledgee or in nominee nor deposit such Securities with the Pledgee. Thereafter such Securities will constitute Pledged Securities, and the Pledgor will promptly deliver to the Pledgee a certificate executed by a Responsible Officer describing such Pledged Securities and certifying that the same have been duly pledged, mortgaged or charged with the Pledgee hereunder (or under such other pledge agreement, as the case may be).

          SECTION 4.  APPOINTMENT OF AGENTS; ENDORSEMENTS.  The Pledgee shall
                      -----------------------------------
have the right to appoint one or More agents for the purpose of retaining physical possession of the Pledged Securities and other Pledge Collateral, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blankor in favor of the Pledgee or any nominee or nominees of the Pledgee or an agent appointed by the Pledgee.

          SECTION 5.  VOTING AND OTHER RIGHTS WHILE NO EVENT OF DEFAULT.
                      -------------------------------------------------
Unless and until an Event of Default shall have occurred and be continuing:

          (a) the Pledgor shall be entitled to vote any and all Pledged Securities other than those issued by Legal Mortgage Subsidiaries and to give consents, waivers or ratifications in respect thereof;

          (b) the Pledgee shall be entitled to vote any and all Pledged Securities issued by Legal Mortgage Subsidiaries and to give consents, waivers or ratifications in respect thereof and to otherwise exercise any and all rights and powers attaching to such Pledged Securities, in each case as the Pledgor may direct from time to time by notice in writing to the Pledgee; provided, however,
                                                              -----------------
that the Pledgee shall be under no obligation to so vote or give such consents, waivers or modifications or otherwise act unless it shall have first received from the Pledgor the amount of any payments required to be made in order for such rights or powers to be validly exercised; and provided, further, that in
                                                             ------------------
the absence of any such direction or receipt of such amounts from the Pledgor the Pledgee shall abstain from exercising such voting or other rights or powers; and

          (c) The Pledgee shall not utilize any director's resignation letter delivered in connection with Section 3.5 of this Agreement;
provided, that in no event shall the Pledgor cast any vote, or give any consent,
- --------
waiver or ratification or take any action or direct the Pledgee pursuant to clause (b) above to take any such action which would violate or be inconsistent with any of the terms of this Agreement, any other Note Document or any other instrument or agreement referred to herein or therein or which would have the effect of impairing the position or interests of the Pledgee or any Noteholder, All such rights of the Pledgor to vote and to give consents, waivers and ratifications or to direct the Pledgee pursuant to clause (b) above shall cease upon the earlier to occur of: (i) delivery to the Pledgor of written notice from any Noteholder pursuant to Section 9.1 of the Note Agreement or the Pledgee stating that an Event of Default has occurred and is continuing; or (ii) a Responsible Officer obtaining knowledge of any condition or event which constitutes an Event of Default, when Section 7 shall become applicable; provided, that the Pledgee shall be under no duty to deliver the written notice
- ---------
described in clause (i) of the foregoing unless and until it has received a notice from any Noteholder stating that an Event of Default has occurred and is continuing.

          SECTION 6. DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an
                     ---------------------------------
Event of Default shall have occurred and be continuing:

          (a) all cash dividends payable in respect of the Pledged Securities other than Pledged Securities issued by Legal Mortgage Subsidiaries shall be paid directly to the Pledgor; and

          (b) all cash dividends payable in respect of Pledged Securities issued by Legal Mortgage Subsidiaries shall be paid directly to the Pledgee, which will pay the amount of such dividends received by it (after taking into account deductions for withholding or any similar tax) to the Pledgor as soon as practicable after receipt;

provided, that, notwithstanding any of the foregoing, all cash dividends payable
- --------
in respect of the Pledged Securities which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital (each, a "Liquidating Dividend") shall be paid directly to the Pledgee and retained by it as part of the Pledge Collateral unless the event creating such Liquidating Dividend was permitted by, and did not otherwise result in an Event of Default occurring under, the Note Agreement.

The Pledgee shall aho be entitled to receive directly, and to retain as part of the Pledge Collateral:

          (i) all other or additional stock or securities of a Subsidiary or Joint Venture Vehicle, as relevant, paid or distributed by way of dividend in respect of the Pledged Securities;

          (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all her or additional stock or other securities or property which may be paid in respect of the Pledge Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization or otherwise;

except, in each case, prior to the occurrence and continuance of an Event of
- ------
Default, to the extent the receipt of such stock dividends and other securities distributions would cause the Pledged Securities in respect of any Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, to exceed such Foreign Subsidiary's or Foreign Joint Venture Vehicle's Maximum Foreign Pledge, in which case the Pledgee shall be entitled to receive directly and retain as part of the Pledge Collateral such amount of stock dividends and securities distributions as is equal, together with the Pledged Securities previously pledged, to such Foreign Subsidiary's or Foreign Joint Venture Vehicle's then existing Maximum Foreign Pledge.

          SECTION 7. REMEDIES IN CASE OF EVENT Of DEFAULT.  In case an Event of
                     ------------------------------------
Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all the rights, powers and remedies vested in it (whether vested in it by this Agreement, by any other Note Document or by law) for the protection and enforcement of its rights in respect of the Pledge Collateral, and the Pledgee shall be entitled without limi-tation to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

          (a) to receive all amounts payable in respect of the Pledge Collateral otherwise payable under Section 6 to the Pledgor;

          (b) to the extent permitted by law and to the extent not previously transferred, to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

          (c) to vote all or any part of the Pledged Securities (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Pledge Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, as further provided in paragraph (e) below);

          (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledge Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor.
The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledge Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Pledge Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Noteholders may bid for and purchase all or any part of the Pledge Collateral so sold free from any such right or equity of redemption.
None of the Pledgee or the Noteholders shall be liable for failure to collect or realize upon any or all of the Pledge Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

          (e) (i) The Pledgor hereby irrevocably appoints the Pledgee as its attorney-infact with right of substitution, so that the Pledgee or any other Person empowered by the Pledgee shall be authorized, without need of further authorization from the Pledgor, upon the occurrence and continuance of an Event of Default and in preservation of the rights of the Pledgee and the Noteholders hereunder:

               (A) to effect the sale of any of the Pledge Collateral in one or more transactions to the extent permitted by law and in such other manner as may be determined by the attorney-in-fact, including the direct sale without public auction of any such Pledge Collateral at such price, and upon such terms as may be determined by such attorney-in-fact;

          (B) to enter upon any premises where the Pledge Collateral or any part thereof may be located Without the need for a court order or other form of authority otherwise than upon the authority granted herein;

          (C) to take and retain actual possession and control of any such Pledge Collateral as receivers without bond or otherwise, and transport any such Pledge Collateral to any location as determined by such attorney-in-fact;

          (D)  to administer, manage and use any of the Pledge Collateral;

          (E) to conclude any agreement and collect any moneys thereunder or otherwise due to the Pledgor in respect of, or generated through the usage of, any of the Pledge Collateral;

          (F) to exercise any of the rights of the Pledgor arising under or in connection with the Pledge Collateral or to delegate to another Person, in substitution of such attorney-in-fact, the exercise of such rights of the Pledgor, under such terms as such attomey-in-fact shall deem proper or necessary;

          (G) to collect, claim and receive all moneys and avail itself of all benefits that accrue and that may become due and payable to the Pledgor with respect to the Pledge Collateral and to hold the same as security for the timely payment and discharge by the Pledgor of the Secured Obligations;

          (H) to send written notice to any Subsidiary or Joint Venture Vehicle of the Pledgor instructing such Subsidiary or Joint Venture Vehicle to pay all moneys due and owing to the Pledgor from time to time (whether payable in U.S. dollars, in another convertible foreign currency or otherwise), with respect to the Pledge Collateral to such bank accounts as shall be designated in the notice;

          (I) to institute and maintain such suits and proceedings as such attorney-in-fact shall deem expedient to prevent any impairment of the Pledge Collateral or to preserve and protect such attorney-in-fact's interest therein;

          (J) to execute and deliver such deeds of conveyance or sale as may be necessary or proper for the purpose of conveying full title and ownership, free from any claims and rights of the Pledgor, to any of the Pledge Collateral, after foreclosure thereof; and

          (K) in general, to sign such agreements and documents and perform such acts and things required, necessary or, in the opinion of such attorney-in-fact, advisable, to fully accomplish the purpose hereof.

     (ii) This special power of attorney shall be deemed coupled with an interest, and cannot be revoked by the Pledgor until the discharge in full of the Secured Obligations. Upon the earlier to occur of: (A) delivery to the Pledgor of written notice from any Noteholder pursuant to a notice delivered under Section 9.1 of the Note Agreement or the Pledgee stating that an Event of Default has occurred and is continuing; or
(B) a Responsible Officer obtaining knowledge of any condition or event which constitutes an Event of Default, the Pledgor shall abstain from exercising any rights with respect to the Pledge Collateral which shall be inconsistent with the exercise of the rights and functions herein granted to the Pledgee as attorney-in-fact, including abstaining from collecting, claiming and receiving any moneys with respect to the Pledge Collateral; provided, that in the Pledgee
                                                  --------
shall be under no duty to deliver the written notice described in clause (A) of the foregoing unless and until it has received a notice from any Noteholder stating that an Event of Default has occurred and is continuing. To the extent that the Pledgor shall receive any moneys in respect thereof notwithstanding the provisions of this paragraph (ii), it shall be deemed to have received such funds for the account of the Pledgee and shall hold the same in trust and promptly pay the same to the Pledgee or as it may direct from time to time.

          SECTION 8. APPLICATION OF PROCEEDS.  All moneys collected by the
                     -----------------------
Pledgee upon any sale or other disposition of the Pledge Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied in the following order of priority:

          (a) FIRST, to the payment of such amounts as are due and payable to the Pledgee or any of its agents (or any prior collateral agent) pursuant to this Agreement or the Appointment Agreement, including the payment of all costs and expenses incurred by the Pledgee in connection with such sale, the delivery of the Pledge Collateral or the collection of any such moneys (including, without limitation, attorneys' fees and expenses);

          (b) SECOND, to the payment of the Secured Obligations in the following order of priority to the extent such amounts are not sufficient to repay the Secured Obligations in full and within each category on a pro rata basis among the Noteholders:

          (i) to the payment of charges, fees, indemnity obligations, costs and expenses due under the Note Agreement or the other Note Documents to the Noteholders;

          (ii) to the payment of interest on interest which became overdue, if any, with respect to the Notes;

          (iii) to the payment of interest on principal with respect to the Notes which became overdue;

          (iv)   to the payment of interest accrued with respect to the Notes;

          (v)    to the payment of principal with respect to the Notes; and

          (vi)   to the payment of premium, if any, with respect to the Notes.

          (c) THIRD, any balance of such money as directed in writing by the Pledgor.

          SECTION 9. PURCHASERS OF PLEDGE COLLATERAL.  Upon any sale of the
                     -------------------------------
Pledge Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledge Collateral so sold; and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          SECTION 10.  FURTHER ASSURANCES.  Without limitation to the provisions
                       ------------------
of Section 7, the Pledgor agrees that it will (in each case at its own expense):

          (a) prepare, execute, file and refile such financing statements, continuation statements and other documents in such offices as may be necessary or reasonably desirable and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Pledge Collateral, and the Pledgee agrees to execute such financing statements and other documents prepared by the Pledgor, and the Pledgor hereby irrevocably authorizes the Pledgee following am Event of Default, as its attorney-in-fact, to file or cause to be filed such financing statements and amendments thereto and other documents relative to all or any part of the Pledge Collateral without the signature of the Pledgor where permitted by law;

          (b) comply with the requirements of Section 7.13 of the Note Agreement (which provision is incorporated in full herein by reference);

          (c) do such further acts and things (including, without limitation, paying all required documentary and other stamp tax) and execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments (including without limitation one or more pledge agreements in form and substance satisfactory to the Pledgee) as may be reasonably required or deemed advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder; and

          (d) cause its Legal Mortgage Subsidiaries and each director thereof appointed at any time by the Pledgor or any Subsidiary of the Pledgor: (i) to register immediately in the register of members or similar document of the Legal Mortgage Subsidiary any transfer of Pledged Securities which the Pledgee may request according to the terms of this Agreement; and (ii) to deliver to the Pledgee a signed and undated letter of resignation from such director, in the form of Annex C.

          SECTION 11.  THE PLEDGEE. (a) The Pledgee will hold in accordance with
                       ------------
the terms and provisions of the Appointment Agreement (which terms and provisions are incorporated in full herein by reference) all Pledge Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Pledge Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in the Appointment Agreement, and no implied covenants or obligations shall be read into this Agreement against the Pledgee.

          (b) In case of any litigation under this Agreement, or in case of any enforcement of remedies or exercise of rights upon the occurrence of an Event of Default, or in case the Pledgee deems that, by reason of any present or future law of any jurisdiction, it may not or may not effectively exercise any of the powers, rights or remedies herein granted to it or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Pledgee shall be entitled to appoint, to the extent consistent with applicable law, one or more separate or additional co-agents.

          In the event that the Pledgee appoints an individual or institution as a separate or additional co-agent: (i) any appointment of any such co-agent by the Pledgee shall be made only with the prior written consent of the Pledgor and the Required Holder(s) (except that, if the Pledgee shall have received written notice from any Holder of Secured Obligations that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed; and (ii) each and every remedy, power, right, title, interest, trust, duty and obligation expressed or intended by this Agreement to be exercised by or vested in, conveyed to or imposed upon, the Pledgee with respect thereto shall be exercisable by and vest in such separate or additional co-agent but only to the extent necessary, appropriate or desirable to enable such separate or additional co-agent to exercise or have vested in it such powers, rights, trusts, titles, interests, duties and obligations and remedies, and every covenant and obligation necessary, appropriate or desirable to the exercise thereof by such separate or additional co-agent shall run to and be enforceable by either or any of them.

     The Pledgee shall have the right to terminate the appointment of any such co-agent hereunder with the prior written consent of the Pledgor and the Required Holder(s) (except that, if the Pledgee shall have received written notice from any Holder that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed. Should any instrument in writing from the Pledgor be required by the separate or additional co-agent so appointed by the Pledgee to more fully and certainly vest in and confirm to it such remedies, rights, powers, titles, interests, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Pledgor. In case any separate or additional co-agent, or a successor to either, shall become incapable of acting, resign or be removed, all the remedies, rights, powers, titles, interests, trusts, duties and obligations of such separate or additional co-agent; so far as permitted by law, shall vest in and be exercised by the Pledgee until the appointment of a new agent or successor to such separate or additional co-agent.

          SECTION 12.  TRANSFER BY THE PLEDGOR.  The Pledgor will not assign,
                       ------------------------
sell or otherwise dispose of grant any option with respect to, or create, incur, assume or suffer to exist any Lien on any portion of the Pledge Collateral or any other Securities, except: (i) liens in favor of Persons other than the Noteholders permitted under

Section 8.1 of the Note Agreement; and (ii) Liens created by this Agreement and by any other Pledge Document.

          SECTION 13.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR.
                       ---------------------------------------------------------
The Pledgor represents and warrants that: (i) it is the legal, record and beneficial owner of, and has good and marketable title to, the Securities described as owned by it on Annex A hereto in existence on the date hereof, subject to no Lien (except the Lien created by this Agreement); (ii) it has full power, authority and legal right to pledge all such Securities pursuant to this Agreement; (iii) all the shares of such Securities have been duly and validly issued, are fully paid and nonassessable; (iv) this Agreement (and any other pledge agreement entered into as contemplated by this Agreement) creates, as security for the Secured Obligations, a valid and enforceable first priority perfected Lien on all of the Pledge Collateral in existence on the date hereof, in favor of the Pledgee for the benefit of the Noteholders, subject to no Lien in favor of any other Person; (v) other than registrations and filings described on Annex B hereto (all of which have been made prior to the date hereof or will be made within the relevant statutory period) no consent, filing, recording or registration is required to perfect the Lien purported to be created by this Agreement; and (vi) the stock powers are duly executed and delivered and give the Pledgee the rights and authority they purport to give. The Pledgor covenants and agrees that: (i) it will defend the Pledgee's right, tide and lien in and to the Pledge Collateral against the claims and demands of all Persons; and (ii) it will take all actions within its powers to ensure that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Pledge Collateral hereunder.

          SECTION 14.  PLEDGOR'S OBLIGATIONS ABSOLUTE.  The obligations of the
                       ------------------------------
Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note Agreement, any Note or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Note Agreement, any Note or any other such instrument or agreement or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of the Note Agreement, any Note or any other such instrument or agreement; (iii) any furnishing of any additional security to the Pledgee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Pledgee; or (iv) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor or the termination or release of any security therefor.

          SECTION 15.  REGISTRATION. (a) If an Event of Default shall have
                       -------------
occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any securities law or laws, or listing requirements, to be effected with respect to all or any part of the Pledged Securities, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Securities, including without limitation, registration under any applicable securities laws (including the Securities Act) and appropriate compliance with any other governmental and listing requirements, provided that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and agrees to indemnify and hold harmless the Pledgee and all others participating in such registration, qualification or compliance (or the distribution of such Pledged Securities) against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under any applicable securities law or laws (including the Securities Act), the Pledgee may sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such securities laws; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or any part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee (acting in accordance with instructions from the Required Holder(s)) may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          SECTION 16.  INDEMNITY. (a) The Pledgor covenants and agrees to pay to
                       ----------
the Pledgee from time to time, and the Pledgee shall be entitled to, reasonable compensation for all services rendered by it, and the Pledgor will pay or reimburse the Pledgee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Pledgee in accordance with any of the provisions of this Agreement or any other Pledge Document (including the compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ).

          (b) The Pledgor also covenants to indemnify the Pledgee (which, for purposes of this Section 16, shall include in directors, officers, employees and agents) for, and to hold it harmless from and against, any and all loss, liability or expense reasonably incurred without gross negligence, wilful misconduct or bad faith on the part of the Pledgee, arising out of or in connection with the acceptance or administration of this trust, the exercise of any rights and remedies arising out of this Agreement or any other Pledge Document, or the performance of any of its duties, including the reasonable costs and expenses of defending itself against any claim of liability and in enforcing any provision of this Agreement or any other Pledge Document (except any liability incurred with gross negligence, wilful misconduct or bad faith on the part of the Pledgee), with interest thereon at a rate equal to that in the Pledgee's customary banking practice with respect to overdrafts (including the imposition of interest, fund, wage and administrative fees) from the date the same shall have been paid until actually reimbursed.

          (c) The obligations of the Pledgor under this Section 16 to compensate and indemnify the Pledgee and to pay or reimburse the Pledgee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction, discharge or other termination of this Agreement and any other Pledge Document and the resignation or removal of the Pledgee hereunder

          (d) To secure payment of such compensation, reimbursement and indemnification, the Pledgee shall have a claim and Lien prior to that of any party, which claim and Lien shall constitute Secured Obligations secured by this Agreement.


          SECTION 17.  TERMINATION: RELEASE, Upon:
                       --------------------
          (a) the receipt by the Pledgee of a certificate executed by each Purchaser certifying that the conditions set forth in Section 5.3 of the Note Agreement to the release of the Pledge Collateral have been satisfied; or

          (b) the date on which the Secured Obligations have been discharged in full;

this Agreement shall terminate, and the Pledgee, at the written request and expense of the Pledgor, will promptly execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor, without recourse and without any representation or warranty, such of the Pledge Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder,

          SECTION 18.  NOTICES.  All notices and other communications hereunder
                       -------
shall be in the English language, in writing and made at the addresses, in the manner and with the effect provided in Section 11.10 of the Note Agreement, provided that, for this purpose, the address of the Pledgee shall be as follows:

                       The Chase Manhattan Bank, N.A.
                       Corporate Trust Administration
                       4 Chase MetroTech Center,
                       3rd Floor, Brooklyn,
                       New York 11245
                       Facsimile: (718) 242-5885 or
                       (718) 242-3529

or sent to the Pledgee at such other address as it may designate for itself by notice given in accordance with this Section 18.


          SECTION 19.  MISCELLANEOUS.
                       -------------

          19.1   Benefit of Agreement.
                 --------------------

This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto and shall inure to the benefit of the Noteholders; provided, however,
                                                          -----------------

 that the Pledgor may not, without the prior written consent of the Pledgee (acting on the instructions of all the Noteholders), assign or transfer any of its rights or obligations hereunder. The Pledgee may transfer, assign or grant its rights hereunder in connection with an assignment or transfer of all or any part of its interest in and rights under this Agreement pursuant to the provisions of Sections 10 and 11 of the Appointment Agreement,

          19.2   Amendment, Waiver.
                 -----------------
This Agreement may be changed, waived, discharged or terminated only with the written consent of the Required Holder(s), the Pledgor and the Pledgee.

          19.3   Governing Law.
                 -------------

  This Agreement is a contract made under the laws of the State of New York of the United States and shall for all purposes be construed and enforced in accordance with, and the rights of parties shall be governed by, the laws of such State.

          19.4   Section Headings, Counterparts.
                 ------------------------------

  The headings of the several sections and subsections in this Agreement and the title of this Agreement are inserted for convenience only and shall not any way affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          19.5   Severability.
                 ------------

  Any prov Any provision of this Agreement which is prohibited orunenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition orunenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          19.6   Consent to Jurisdiction: Service of-Process.
                 -------------------------------------------

For the purposes of assuring that the Pledgee and the Noteholders may enforce their respective rights under this Agreement, the Pledgor for itself and its successors and assigns, hereby irrevocably: (i) agrees that any legal or equitable action, suit or proceeding against the, Pledgor arising out of or relating to this Agreement or the other Note Documents (including, without limitation, the Agreement of Assignment as Collateral, dated as of the date hereof, among the Pledgor, the Pledgee and the Purchasers), or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in any state or Federal court in the Borough of Manhattan in the State of New York; (ii) waives any objection which it may now or hereafter have to the venue of any action, suit or proceeding in the State of New York or any claim of forum non conveniens in the State of New York; and (iii) irrevocably
         --------------------
submits itself to the non-exclusive jurisdiction of any state or Federal court of competent jurisdiction in the Borough of Manhattan in the State of New York for purposes of any such action, suit or proceeding. Without limiting the foregoing, the Pledgor hereby appoints, in the case of any such action or proceeding brought in the courts of or in the State of New York, CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, to receive, for it and on its behalf, service of process in the State of New York with respect thereto, provided the Pledgor may appoint any other person, reasonably acceptable to the Pledgee (acting on the instructions of the Required Holder(s)), with offices in the State of New York to replace such agent for service of process upon delivery to the Noteholders of a reasonably acceptable agreement of such new agent agreeing so to act. The Pledgor agrees that service of process by means of notice (as provided in Section 11.10 of the Note Agreement) of any such action, suit or proceeding with respect to any matter as to which it has submitted to jurisdiction as set forth in this Section
19.6 shall be taken and held to be valid personal service upon it.

          19.7   No Waiver: Remedies Cumulative.
                 ------------------------------

No failure or delay on the part of the Pledgee or any Noteholder in exercising any right, power or privilege hereunder or under any other Pledge Document, as the case may be, and no course of dealing between the' Pledgor and the Pledgee or any Noteholder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Pledge Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Pledge Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Pledgee or any Noteholder, as the case may be, would otherwise have. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Pledgee or any Noteholder to any other or further action in any circumstances without notice or demand.

          19.8   New Secured Lenders.
                 -------------------

The parties acknowledge that Section 8.1 of the Note Agreement contemplates that the Noteholders may enter into an intercreditor agreement for the purpose of sharing the Pledge Collateral with the other parties to such agreement in accordance with the terms thereof. It is understood that at the time of such event, the Pledgor, the Pledgee and the Noteholders will investigate whether and how this Agreement may be amended to accommodate and give effect to such an intercreditor agreement.

          IN WITNESS WHEREOF, The Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                    MAGINET CORPORATION



                                    By :  /s/  James A. Barth
                                    Name  :     James A. Barth
                                    Title :     Chief Financial Officer



                                    THE CHASE MANHATTAN BANK, N.A., as
                                    Collateral Agent



                                    By: /s/
                                      Name    :
                                      Title   :



          IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                    MAGINET CORPORATION,



                                    THE CHASE MANHATTAN BANK, N.A.

                                    By: /s/ Rosama E. Abueva
                                    Name:  ROSANNA E. ABUEVA
                                    Title: SECOND VICE PRESIDENT

                                                              ANNEX A to
                                                        PLEDGE AGREEMENT


                   LIST OF SECURITIES AND PLEDGED SECURITIES
                   -----------------------------------------

                                       Number of           Number of
      Name of Subsidiary or           Securities      Pledged Securities    Percentage of Outstanding
      Joint Venture Vehicle        (ordinary shares)   (ordinary shares)     Shares of Capital Stock

                                                                            Owned by     Pledged by
Pledgor                                                                      Pledgor       Pledgor

Pacific Pay Video (HK) Limited          10,000                6,600           100%           66%

PPV Signapore Pte Ltd.                  100,000              66,000           100%           66%

PPV Signapore Pte Limited (ACN)           100                  66             100%           66%
059 748 588)

Pacific Pay Video New Zealand             100                  66             100%           66%
Limited

Pacific Pay Video (Korea) Ltd.          266,667              176,000           85%           66%

Pacific Pay Video International          1,000                1,000           100%          100P%

Pacific Pay Video Limited                 100                  100            100%          100%

                                                                      ANNEX B to
                                                                PLEDGE AGREEMENT

                           Registrations and Filings
                           -------------------------

1.   Hong Kong
     ---------

     Registration of the name of the Pledgee in the register of members or shareholders of the Subsidiary.

2.   Singapore
     ---------

     Registration of the name of the Pledgee in the register of members or shareholders of the Subsidiary.

3.   Australia
     ---------

     Registration of the name of the Pledgee in the register of members or shareholders of the Subsidiary.

4.   New Zealand
     -----------

     Registration of the name of the Pledgee in the register of members or shareholders of the Subsidiary.

5.   Korea
     -----

     None.

6.   California
     ----------

     UCC-1 Financing Statement filed with the California Secretary of State.

7.   Japan
     -----

     None.

                                                                      ANNEX C to
                                                                PLEDGE AGREEMENT


                     Form of Director's Resignation Letter
                     --------------------------------------


To:  The Board of Directors of
[name of Subsidiary/Joint Venture Vehicle] (the "Company")


I, [name], hereby resign my position as a director of the Company with effect from the date set forth below and waive all claims to fees or compensation in connection with my resignation.


Dated this____  date of____.[signature]


[name]

                                  EXHIBIT B-2

                   (Form of Pledge Agreement (Japanese law))

                     AGREEMENT OF ASSIGNMENT AS COLLATERAL

     This AGREEMENT OF ASSIGNMENT AS COLLATERAL, dated as of August 15, 1995 among MAGINET CORPORATION, a corporation organized under the laws of the State of California, as assignor (the "Assignor"), and The Chase Manhattan Bank, N.A., a national banking association, as collateral agent for the benefit of the Noteholders (the "Agent") and the banks and financial institutions named in Schedule A attached hereto (collectively the "Purchasers"). Capitalized terms used herein shall have the meanings provided in Section

                             W I T N E S S E T H :
                             - - - - - - - - - - -

     WHEREAS, the Assignor and the Purchasers have entered into the Note Agreement providing for the issuance and sale of the Notes and the issuance of the Warrants an contemplated therein;

     WHEREAS, the Purchasers, the Assignor and the Agent have entered into the Appointment Agreement providing for the appointment of the Agent to act as collateral agent for the benefit of the Noteholders under the Security Documents (including this Agreement);

     WHEREAS, it is at condition precedent under the Note Agreement to each Purchaser's obligation to purchase and pay for the Notes and to accept the Warrants to be issued under the Note Agreement that the Assignor shall have executed and delivered to the Purchasers this Agreement;

     WHEREAS, the Assignor acknowledges and confirms that this is one of the Pledge Agreements (as such term is defined in the Note Agreement);

     WHEREAS, the Assignor desires to execute this Agreement to satisfy the conditions described in the preceding paragraphs and to induce the Purchasers to enter into the Note Agreement and to purchase and pay for the Notes and to accept the Warrants (and to induce any future Noteholders so to do);

     NOW, THEREFORE, the Assignor hereby makes the following representations and warranties to the Assignees and hereby covenants and agrees with the Assignees as follows:

     SECTION 1. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.  For all purposes of
                ------------------------------------------
this Agreement, (i) capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Agreement and (ii) as used herein, references to "this Agreement", "hereunder" and words of like meaning shall refer to this Agreement of Assignment as Collateral.

     As used in this Agreement:

     "Agreement" and "this Agreement" shall mean this Agreement of Assignment as
     ---------             --------
Collateral dated as of August 15, 1995, as the same may be modified, amended or supplemented from time to time.

     "Assignee" or "Assignees" shall mean at any time all or each of the Agent
     --------       ---------
and the then Noteholders, which are initially the Purchasers.

     "Liquidating Dividend" shall have the meaning set forth in Section 5.
     --------------------

     "Maximum Foreign Pledge" shall mean, in respect of PPV Japan, (i) prior to
     -----------------------
the occurrence of a Change in Tax Law Event, the number of securities representing 66% (or such other threshold amount as may become relevant after the date hereof in determining whether a security interest under this Agreement would result in the undistributed earnings of PPV Japan as determined for Federal income tax purposes being treated as a deemed dividend to the Assignor) of the total combined voting power of all classes of securities of PPV Japan entitled to vote and (ii) on and following the occurrence of a Change in Tax Law Event, the number of securities representing the maximum total combined voting power of all classes of securities of PPV Japan entitled to vote that may be pledged or assigned as collateral without creating a deemed dividend to the Assignor.

     "Noteholder" shall mean from time to time a registered holder of the Notes.
     ----------

     "Pledge Documents" shall mean (i) this Agreement (and any other pledge or
      ----------------
assignment as collateral agreement in form and substance satisfactory to the Assignee entered into as contemplated by this Agreement), (ii) the Note Agreement and (iii) any other Note Document to which any Assignee is or will be a party.

     "PPV Japan" shall mean PPV Japan, Inc, a Japanese corporation.
      ---------

     "Secured ObligAtions" shall mean (i) the payment due of the principal of
      ------------------
and interest in respect of the Notes and payment of all other obligations and liabilities (including without limitation indemnities premium, if any, fees and interest thereon) of the Assignor owed to the Assignees (including the Agent in its individual capacity), now existing or hereafter incurred under the Note Agreement, each Note, the Appointment Agreement, any Pledge Document and this Agreement and (ii) the due performance and compliance with the terms of the Note Documents by the Assignor.

     "Securities" shall mean all the issued and outstanding shares of capital
      ----------
stock of PPV Japan (and any options, warrants or other rights to purchase such capital stock at any time prior to the date on which the Secured Obligations are discharged in full) owned by the Assignor, including without limitation all such shares of capital stock, options, warrants or other rights owned by the Assignor on the date hereof and all such capital stock, options, warrants or other rights acquired by the Assignor in the future. The Assignor hereby represents and warrants that on the date hereof (i) the Assignor owns 360 shares of common stock of PPV Japan, which constitutes 90% of the issued and outstanding shares of capital stock of PPV Japan and (ii) there are no options, warrants, or other rights to purchase any Securities outstanding.

     "Subject Securities" shall mean 264 shares of capital stock of PPV Japan
      ------------------
owned by the Assignor and all other Securities from time to time assigned as collateral hereunder. The Subject Securities, together with all proceeds thereof (including any securities, property and moneys) received and at the time held by any of the Assignees hereunder, is hereinafter referred to as the "Subject Collateral."


     SECTION 2.  ASSIGNMENT OF SECURITIES AS COLLATERAL.
                 --------------------------------------

     2.1  Assignment. To secure the Secured Obligations, the Assignor hereby (i)
          ----------
assigns the Subject Securities to the Assignees as collateral (Jototanpo) and
                                                               ---------
delivers to the Agent the share certificates representing the Subject Securities to be held by the Agent on behalf of all the Assignees upon the terms and conditions set forth in this Agreement and (ii) assigns the Subject Collateral to the Assignees as collateral (Jototano). Each Assignee shall have an undivided
                                --------
interest in the Subject Collateral so assigned, each such interest determined pro rata in accordance with the amount of the Secured Obligations from time to time owed to such Assignee.

     2.2  Subsequently Acquired Securities.  If the Assignor shall acquire (by
          --------------------------------
purchase stock dividend or otherwise), at any time or from time to time after the date hereof, any additional shares or other securities in the capital stock of PPV Japan and, as a result of such acquisition, the number of the Subject Securities in respect of PPV Japan is less than PPV Japan's then existing Maximum Foreign Pledge, then the Assignor will forthwith assign as collateral hereunder (or under another agreement of assignment as collateral in form and substance satisfactory to the Agent, if necessary under applicable law or if otherwise desirable to carry into effect the purposes of this Agreement), and deliver to the Agent the share certificates representing, such additional Securities as is necessary so that the number of the Subject Securities is equal to PPV Japan's then existing Maximum Foreign Pledge. Thereafter such Securities shall constitute Subject Securities, and the Assignor shall promptly deliver to the Agent a certificate executed by a Responsible officer describing such Subject Securities and certifying that the same have been duly assigned as collateral to the Assignees hereunder or under such other agreement of assignment as collateral, as the case may be.

     2.3  Change In Tax Law Event.  If a Change in Tax Law Event occurs, then
          ------------------------
the Assignor shall forthwith assign as collateral hereunder (or under another agreement of assignment as collateral in form and substance satisfactory to the Agent, if necessary under applicable law or if otherwise desirable to carry into effect the purposes of this Agreement) that portion of the securities of PPV Japan hold by the Assignor and not heretofore assigned as collateral pursuant to this Agreement (or another agreement of assignment as collateral) and deliver the share certificates representing such Securities to the Agent. Thereafter such Securities shall constitute Subject Securities, and the Assignor shall promptly deliver to the Agent a certificate executed by a Responsible Officer describing such Subject Securities and certifying that the same have been duly assigned as collateral to the Assignee hereunder (or under another agreement of assignment as collateral, as the case may be).

     2.4  Non-registration of Subject Securities in Shareholders' Register.  The
          ----------------------------------------------------------------
Assignees shall not have the Subject Securities registered in the shareholders' register of PPV Japan in any names other than that of the Assignor unless and until the Subject Securities have been acquired by the Assignee or any other Person through the enforcement of the security interest in the Subject Securities created herein or until an Event of Default shall have occurred and be continuing.

     SECTION 3.  APPOINTMENT OF AGENTS.  The Agent shall receive and continue to
                 ---------------------
retain possession of the Subject Collateral on behalf of the Assignees pursuant to the terms and conditions of this Agreement and the Appointment Agreement. The Agent shall have the right to appoint one or more agents (other than the Assignor) for the purpose of retaining physical possession of the share certificates representing the Subject Securities and other Subject Collateral on behalf of the Agent.

     SECTION 4.  VOTING AND OTHER RIGHTS WHILE NO EVENT OF DEFAULT.  Unless and
                 -------------------------------------------------
until an Event of Default shall have occurred and be continuing, the Assignor shall be entitled to vote any and all Subject Securities and to give consents, waivers or ratification in respect thereof; provided, that the Assignor shall cast no vote, or give any consent, waiver or ratification or take any action which would violate or be inconsistent with any of the terms of this Agreement, any other Note Document or any other instrument or agreement referred to herein or therein or which would have the effect of impairing the position or interests of the Assignees. All such rights of the Assignor to vote and to give consents, waivers and ratifications shall cease upon the earlier to occur of (i) delivery to the Assignor of written notice from any Noteholder or pursuant to a notice delivered under Section 9.1 of the Note Agreement or the Agent stating that an Event of Default has occurred and is continuing or (ii) a Responsible Officer obtaining knowledge of any condition or event which constitutes an Event of Default, when Sections 2.4 and 6 shall become applicable; provided, that the Agent shall be under no duty to deliver the written notice described in clause
(i) of the foregoing unless and until it has received a notice from any Noteholder stating that an Event of Default has occurred and is continuing.

     SECTION 5. DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an Event of
                ---------------------------------
Default shall have occurred and be continuing, all cash dividends payable in respect of the Subject Securities shall be paid directly to the Assignor; provided, that the

Assignor shall cause to be paid to the Agent, and the Agent shall have the right to receive and retain as part of the Subject Collateral, all cash dividends payable in respect of the Subject Securities which are determined by the Agent to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital (each a "Liquidating Dividend"), unless the event creating such Liquidating Dividend was permitted by, and did not otherwise result in an Event of Default occurring under, the Note Agreement. In case an Event of Default shall have occurred and be continuing, the Assignor shall cause to be paid to the Agent, and the Agent shall have the right to receive and retain as part of the Subject Collateral, all cash dividends payable in respect of the Subject Securities. The Assignor shall also cause to be delivered or paid, as relevant, to the Agent, and the Agent shall have the right to receive and retain as part of the Subject Collateral:

     (a) all other or additional stock or securities of PPV Japan paid or distributed by way of dividend in respect of the Subject Securities;

     (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Subject Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

     (c) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Subject Securities by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization or otherwise;

except, in each case, prior to the occurrence and continuance of an Event of
- ------
Default, to the extent the receipt of such stock dividends and other securities distributions would cause the Subject securities of PPV Japan to exceed PPV Japan's Maximum Foreign Pledge, in which case the Assignor shall cause to be delivered to the Agent, and the Agent shall have the right to receive and retain as part of the Subject Collateral, such amount of stock dividends and securities distributions as is equal, together with the Subject Securities previously assigned as collateral, to PPV Japan's then existing Maximum Foreign Pledge.

     SECTION 6. REMEDIES IN CASE OF EVENT OF DEFAULT.  In case an Event of
                ------------------------------------
Default shall have occurred and be continuing, the Noteholders (as Assignees) directly or through the Agent shall be entitled to exercise all the rights, powers and remedies vested in them or it as relevant (whether vested in them or it by this Agreement, by any other Note Document or by law) for the protection and enforcement of their or its rights, as relevant in respect of the Subject Collateral, and the Noteholders (as Assignees) directly or through the Agent shall be entitled without limitation to exercise the following rights, which the Assignor hereby agrees to be commercially reasonable:

     (a) to, upon giving written notice to the Assignor, dispose of the Subject Collateral by such method, at such time and for such price as are generally considered reasonable by the Agent (acting in accordance with the instructions from the Required Holder(s)), and apply the proceeds toward the payment of the Secured obligations in accordance with Section 7 below; and

     (b) to, upon giving written notice to the Assignor, acquire the Subject Collateral as payment of the whole or a part of the Secured Obligations, as relevant, in the order set forth in Section 7 below at such time and for such price as are generally (considered reasonable by the Agent (acting in accordance with the instructions from the Required Holder(s)).

None of the Agent or the other Assignees shall be liable for failure to collect or realize upon any or all of the Subject Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

     SECTION 7. APPLICATION OF PROCEEDS.  All moneys collected by the Agent or
                -----------------------
the other Assignees upon any sale or other disposition of the Subject Collateral (including, without limitation, the amount of the price at which the Noteholders (as Assignees) may acquire the Subject Securities in accordance with Section 6(b), together with all other moneys received by the Agent or the other Assignees hereunder, shall be applied in the following order of priority:

     (a) FIRST, to the payment of such amounts an are due and payable to the Agent (including in respect of its agents) or to any prior Agent hereunder pursuant to the Appointment Agreement and this Agreement, including the payment of all costs and expenses incurred by the Agent in connection with such sale, the delivery of the Subject Collateral or the collection of any such moneys (including without limitation reasonable attorneys' fees and expenses); and

     (b) SECOND, to the payment of the other Secured Obligations in the following order of priority to the extent such amounts are not sufficient to repay such other Secured Obligations in full and within each category on a pro rata basis among the Noteholders:

     (i) to the payment of charges, fees, indemnity obligations, costs and expenses due under the Note Agreement, each Note, the Appointment Agreement, this Agreement or the other Pledge Documents to the Noteholders;

     (ii) to the payment of interest on interest which became overdue, if any, with respect to the Notes;

     (iii) to the payment of interest on principal with respect to the Notes which became overdue;

     (iv) to the payment of interest accrued with respect to the Notes;

     (v)    to the payment of principal with respect to the Notes;

     (vi)   to the payment of premium, if any, with respect to the Notes; and

     (vii)  to the payment of the remaining Secured Obligations, if any.

     Following the foregoing applications, any balance of such moneys shall be returned to the Assignor or otherwise disposed of as directed in writing by the Assignor.

     SECTION 8.  PURCHASERS OF COLLATERAL.  Upon any sale of the Subject
                 ------------------------
Collateral by the Noteholders (as Assignees) or the Agent hereunder, the receipt of the Noteholders (as Assignees), the Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Subject Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Noteholders (as Assignees), the Agent or such officer or be answerable in any way for the misapplication or non-application thereof.

     SECTION 9.  FURTHER ASSURANCES. Without limitation to the provisions of
                 ------------------
Section 6 the Assignor agrees that it shall at its own expense:

     (a) do such further acts and things and execute and deliver to the Agent and the other Assignees such additional conveyances, assignments agreements and instruments (including, without limitation, one or more pledge or assignment as collateral agreements in form and substance satisfactory to the Agent) as may be reasonably required or deemed advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Agent and the other Assignees its and their rights, powers and remedies hereunder; and

     (b) comply with the requirements of Section 7.13 of the Note Agreement (which provision is incorporated in full herein by reference).

     SECTION 10. TRANSFER BY THE ASSIGNOR.  The Assignor shall not assign, sell
                 ------------------------
or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any Lien on any portion of the Subject Collateral or any other Securities, except (i) Liens in favor of Persons other than the Noteholders permitted under Section 8.1 of the Note Agreement and (ii) Liens created by this Agreement and by any other Pledge Document.

     SECTION 11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNOR.  The
                 ---------------------------------------------------------
Assignor represents and warrants that: (i) it is the owner of, and has good and marketable title to, 360 shares of the capital stock of PPV Japan in existence on the date hereof, subject to no Lien (except the Lien created by this Agreement);
(ii) it has full corporate power, authority and legal right to assign as collateral all such Securities pursuant to this Agreement; (iii) all such Securities have been duly and validly issued, are fully paid and nonassessable;
(iv) this Agreement creates, as security for the Secured Obligations, a valid and enforceable first priority security interest on all of the Subject Securities in existence on the date hereof, in favor of the Noteholders (as Assignees) and the Agent acting on behalf of such Assignees, subject to no Lien in favor of any other Person; and (v) no consent, filing, recording or registration is required to perfect the security interest in the Subject Securities purported to be created by this Agreement. The Assignor covenants and agrees that: (i) it shall not cause the article on the share transfer restrictions to be incorporated in the Articles of Incorporation of PPV Japan;
(ii) it will defend the Assignees' right, title and Lien in and to the Subject Collateral against the claims and demands of all Persons; and (iii) it will take all actions within its powers to ensure that it will have like title to and right to assign an collateral any other securities or property at any time hereafter assigned as collateral to the Assignees as Subject Collateral hereunder.

     SECTION 12.  THE AGENT. (a) The Agent will hold in accordance with the
                  ---------
terms and provisions of the Appointment Agreement and this Agreement all Subject Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Agent as holder of the Subject Collateral and with respect to the disposition thereof are only those expressly set forth in this Agreement and in the Appointment Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent.

     (b) In case of any litigation under this Agreement, or in case of any enforcement of remedies or exercise of rights upon the occurrence of an Event of Default, or in case the Agent deems that, by reason of any present or future law of any jurisdiction, it may not or may not effectively exercise any of the powers, rights or remedies herein granted to it or hold title to the properties as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Agent shall be entitled to appoint, to the extent consistent with any applicable law, one or more separate or additional co-agents.

     In the event that the Agent appoints an individual or institution as a separate or additional co-agent (i) any appointment of any such co-agent by the Agent shall be made only with the prior written consent of the Assignor and the Required Holder(s) (except that, if the Agent shall have received written notice from any Holder of Secured Obligations that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed and (ii) each and every remedy, power, right, title, interest, duty and obligation expressed or intended by this Agreement to be exercised by or vested in, conveyed to or imposed upon, the Agent with respect thereto shall be exercisable by and vest in such separate or additional co-agent but only to the extent necessary, appropriate or desirable to enable such separate or additional co-agent to exercise or have vested in it such powers, rights, trusts, titles, interests, duties and obligations and remedies, and every covenant and obligation necessary, appropriate or desirable to the exercise thereof by such separate or additional co-agent shall run to and be enforceable by either or any of them.

     The Agent shall have the right to terminate the appointment of any such co-agent hereunder with the prior written consent of the Assignor and the Required Holder(s) (except that, if the Agent shall have received written notice from any Holder that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed. Should any instrument in writing from the Assignor be required by the separate or additional co-agent so appointed by the Agent to more fully and certainly vest in and confirm to it such remedies, rights, powers, titles, interest, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Assignor. In case any separate or additional co-agent, or a successor to either, shall become incapable of acting, resign or be removed all the remedies, rights, powers, titles, interests, trusts, duties and obligations of such separate or additional coagent, so far as permitted by law, shall vest in and be exercised by the Agent until the appointment of a new agent or successor to such separate or additional co-agent.

     SECTION 13. ASSIGNOR'S OBLIGATIONS.  The obligations of the Assignor under
                 ----------------------
this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged or terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation; (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note Agreement, any Note or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Note Agreement, any Note or any other such instrument or agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Note Agreement, any Note or any other such instrument or agreement; (iii) any furnishing of any additional security to the Assignees or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Assignees; or (iv) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor or the termination or release of any security therefor.

     SECTION 14.  REGISTRATION.  If an Event of Default shall have occurred and
                  ------------
be continuing and any registration, qualification or compliance under any securities law or laws is required to be effected by any applicable law with respect to the enforcement of the security interest in all or any part of the Subject Securities; the Assignor, at the Agent's written request, as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit the enforcement of the security interest in such Subject Securities, including without limitation, registration under any applicable securities laws (including the Securities Act) and appropriate compliance with any other governmental requirements, provided that the Agent shall furnish to the Assignor such information regarding the Assignees as the Assignor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Assignor will cause the Agent to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Assignees such number of prospectuses, offering circulars or other documents incident thereto as the Agent from time to time may reasonably request, and agrees to indemnify the Agent and the other Assignees against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Assignor by the Agent expressly for use therein.

     SECTION 15.  INDEMNITY.  (a) The Assignor will pay or reimburse the Agent
                  ---------
upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any of the provisions of this Agreement or any other Pledge Document (including the compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ).

     (b) The Assignor also covenants to indemnify the Agent and the other Assignees for any and all loss liability or expense reasonably incurred without gross negligence, wilful misconduct or bad faith on the part of the Agent or the other Assignees, arising out of or in connection with the acceptance or administration of the Subject Collateral, the exercise of any rights and remedies arising out of this Agreement, or the performance of any of its duties, including the reasonable costs and expenses of defending itself against any claim of liability and in enforcing any provision of this Agreement or any other Pledge Document (except any liability incurred with gross negligence, wilful misconduct or bad faith on the part of the Agent or the other Assignees), with interest thereon (i) at the rate of 10.5% per annum with respect to amounts owing to the Noteholders (as Assignees) and (ii) at a rate equal to the

Agent's customary banking practices with respect to overdrafts (including the imposition of interest, funds, wage charges and administrative fees), with respect to amounts owing to the Agent, in each case from the date the same shall have been paid until actually reimbursed.

     (c) The obligations of the Assignor under this Section 15 to indemnify the Agent and the other Assignees and to pay or reimburse the Agent and the other Assignees for reasonable expenses, disbursements and advances shall for avoidance of doubt be a Secured Obligation secured by this Agreement and shall survive the satisfaction, discharge or other termination of this Agreement and the resignation or removal of the Agent hereunder.

     SECTION 16. TERMINATION; RELEASE.  Upon:
                 --------------------
     (a) the receipt by the Agent of a certificate executed by each Noteholder certifying that the conditions set forth in Section 5.3 of the Note Agreement to the release of the Subject Collateral have been satisfied; or

     (b) the date on which the Secured Obligations have been discharged in full;

this Agreement shall terminate, and the Agent, at the written request and expense of the Assignor, shall promptly execute and deliver to the Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and shall release, reassign and deliver to the Assignor, without any representation or warranty, such of the Subject Collateral as maybe in the possession of the Agent and has not theretofore been sold or otherwise applied, released or reassigned pursuant to this Agreement, together with any moneys at the time held by the Agent hereunder.

     SECTION 17. NOTICES. All notices and other communications hereunder shall be in the English language in writing and made at the addresses, in the manner and with the effect provided in Section 11.10 of the Note Agreement, provided that, for this purpose, the address of the Agent shall be as follows:

     The Chase Manhattan Bank, N.A.
     Corporate Trust Administration
     4 Chase MetroTech Center
     3rd Floor
     Brooklyn, New York 11245
     Facsimile: (718) 242-5885 or (718) 242-3529

or such other address as the Agent may designate for itself by notice given in accordance with this Section 17.

     SECTION 18. Change of the Assignees.  Each of the Assignor, the Agent and
                 -----------------------
each of the other Assignees hereby (a) acknowledges that the Noteholders (and, accordingly, the Assignees) may be changed and/or new Noteholders (and accordingly, new Assignees) may be added from time to time in accordance with the Note Agreement and the other Note Documents and agrees that, without taking any action, the security interest created or to be created hereunder shall automatically be effective for the benefit of the Agent and the then current Noteholders who shall automatically be deemed to be Assignees hereunder. The Agent further agrees that the Agent shall maintain possession of the Subject Collateral in accordance with the terms of this Agreement on behalf of the Assignees who may be changed or added to from time to time. The Assignor further agrees that upon the Agent's request the Assignor shall execute and deliver to the Agent a letter of confirmation in substantially the form attached hereto as Appendix A, which letter shall be deemed upon delivery to the Agent to have become an integral part of this Agreement,.

     SECTION 19.  MISCELLANEOUS.
                  -------------

     19.1  Benefit of Agreement.  This Agreement shall be binding upon and inure
           --------------------
to the benefit of and be enforceable by the Assignor, the Agent and the other Assignees and their respective successors and permitted assigns; provided, however, that the Assignor may not, without the prior written consent of the Agent (acting on the instructions of all the other Assignees), assign or transfer any of its rights or obligations hereunder. Each of the Assignees (other than the Agent) may assign or transfer its rights hereunder in connection with an assignment or transfer of all or any part of its interest in and rights under its Notes and the Note Agreement pursuant to the provisions of the Note Agreement. The Agent may be replaced by another entity pursuant to the provisions of Sections 10 and 11 of the Appointment Agreement, in which case the Subject Collateral shall be transferred, delivered and possessed by the substituting agent in accordance with the Appointment Agreement and this Agreement.

     19.2  Amendment, Waiver.  This Agreement may be changed, waived, discharged
           -----------------
or terminated only with the written consent of the Required Holder(s), the Agent and the Assignor.

     19.3  Governing Law. This Agreement is a contract made under the laws of
           -------------
Japan and shall for all purposes be construed and enforced in accordance with, and the rights of parties shall be governed by the laws of Japan; provided, however, that with respect to the Agent under Section 12 of this Agreement, the laws of the State of New York shall apply.

     19.4  Section Heading, Counterparts.  The headings of the several sections
           -----------------------------
and subsections in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     19.5  Remedies Cumulative.  The rights, powers and remedies herein or in
           -------------------
any other Pledge Document expressly
provided are cumulative and not exclusive of any rights, powers or remedies which the Assignees would otherwise have.

     19.6  Severability.  Any provision of this Agreement which is prohibited or
           ------------
unenforceable in Japan shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     19.7  Consent to Jurisdiction; Service of Process.  The Assignor for itself
           -------------------------------------------
and its successors, hereby irrevocably; (i) agrees that any action, suit or proceeding against the Assignor arising out of or relating to this Agreement or the other Note Documents or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in the Tokyo District Court;
(ii) waives any objection which it may now or hereafter have to the venue of any action, suit or proceeding in Tokyo or any claim of forum non conveniens in Tokyo; and (iii) submits itself to the non-exclusive jurisdiction of the Tokyo District Court or any court competent to hear any appeal from a decision of the Tokyo District Court for purposes of any such action, suit or proceeding.

     19.8  No Waiver.  No failure or delay on the part of the Agent or any other
           ---------
Assignee in exercising any right, power of privilege hereunder and no course of dealing between the Assignor and the Agent or any other Assignee shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     19.9  New Secured Lenders.  The parties acknowledge that Section 8(i) of
           -------------------
the Note Agreement contemplates that the Noteholders may enter into an intercreditor agreement for the purpose of sharing the Subject Collateral with the other parties to such agreement in accordance with the terms thereof. It is understood that at the time of such event, the Assignor, the Agent and the other Assignees will investigate whether and how this Agreement may be amended to accommodate and give affect to such an intercreditor agreement.

     IN WITNESS WHEREOF, the Assignor, the Agent and the Purchasers have cause this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

MAGINET CORPORATION, as Assignor


By /s/ J.A. Barth
Name: James A. Barth
Title: Chief Financial Officer


The Chase Manhattan Bank, N.A., as Agent and an Assignee

By /s/ R.E. Abueva
Name: Rossana E. Abueva
Title: Second Vice President


New York Life Insurance Company, as an
Assignee


By /s/ Himi L. Kitner

Name: Himi L. Kittner
Title:  Vice President


The Mutual Life Insurance Company of New
York, as an Assignee

By /s/ Diane Hom
Name:  Diane Hom
Title: Managing Director


Namtor BVC LP, as an Assignee

By /s/ Michael Rothman
Name:  Michael C. Rothman
Title: Partner


Waslic Company II, as an Assignee

By /s/ Daniel F. Lindley
Name: Daniel F. Lindley
Title: President & Secretary

- - 14 -

                                  Schedule A
                                      to
                     Agreement of Assignment as Collateral


New York Life Insurance Company
51 Madison Avenue
New York, NY 10010

The Mutual Life Insurance Company of New York
1740 Broadway, 11th Floor
New York, NY 10019
Namtor BVC LP
311 South Wacker Drive,
Suite 4190
Chicago, IL 60606

Waslic Company II
c/o Ft.  Washington Investment Advisors
400 Broadway
Cincinnati, OH 45202

                                  APPENDIX A
                   to Agreement of Assignment as Collateral
               Form of a Letter of Confirmation under Section 18
              --------------------------------------------------


                                                           Date:          , 19__

The Chase Manhattan Bank, N.A.
as the Agent for the Noteholders (as Assignees)


Re: Noteholders of the Notes issued by MagiNet Corporation pursuant to the Note Agreement dated August 15, 1995 and Assignees of the Agreement of Assignment as Collateral referred to below

Dear Sirs:

We refer to the Agreement of Assignment as Collateral dated August 15, 1995 (as amended to date, "Assignment as Collateral") made between you as the Agent and an Assignee, the Purchasers and us. All capitalized terms defined or used herein and not otherwise defined herein shall have the same meanings specified in the Assignment as Collateral.

We understand that the current Noteholders, and accordingly the current Assignees (excluding you), are those listed below and confirm that all security interests created or to be created under the Assignment as Collateral are effective for the benefit of you and such other Assignees as if they all were Assignees on the date the Assignment as Collateral was first executed.



                                   Very truly yours,

                                   MagiNet Corporation

                                   (Authorized Signatory)

(List of Assignees):

                                                                       Exhibit C


     THIS WARRANT AND ANY SHARES OF CAPITAL STOCK TO BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CON NECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                              MAGINET CORPORATION

                         COMMON STOCK PURCHASE WARRANT

                                                                 AUGUST 15, 1995
                          VOID AFTER AUGUST 15, 2000


1.   Number and Price of Shares Subject to Warrant.
     ---------------------------------------------

     a. Subject to the terms and conditions set forth herein, ____________________________________________________, or its
          registered assigns, is entitled to acquire from MAGINET CORPORATION, a California corporation (the "Company"), at any time after the date hereof and on or before the date of termination of this Warrant provided for in Section 3 hereof, up to ____________________ shares (as may be adjusted pursuant to clause 1(b) below) of duly authorized, validly issued, fully paid, and non-assessable Common Stock of the Company (the "Warrant Stock"), for a per share Warrant Price (as defined below in Section 2). This Warrant is one of a series of warrants (collectively, the "Warrants", as such term to include all Warrants issued in substitution therefor) having substantially similar terms and issued in connection with the sale of the Company's notes (the "Notes") in a senior secured note financing transaction, which issuance and sale were made pursuant to the Note Agreement dated August 15, 1995 (the "Note Agreement").

     b.   Notwithstanding clause 1(a) above, if either

               (x) the conditions set forth in Section 8.13(a) of the Note Agreement have not been satisfied prior to January 1, 1996 or

               (y) the Company has not received additional investments in the Company in the aggregate amount of at least $5,100,000 in cash prior to January 1, 1996 in the form of (A) debt investments or equity investments other than common equity or Preferred Equity (as hereinafter defined) on terms and conditions satisfactory to the Required Holders (as hereinafter defined), or (B) common or Preferred Equity, then the number of shares of Warrant Stock represented by this Warrant shall automatically be increased to ____________ shares. For the avoidance of doubt, the terms and conditions of any debt investment shall be deemed to be unsatisfactory to the Required Holder(s) if (A) such debt investment
     (i) has any scheduled principal payments due prior to the maturity of the Notes, (ii) bears interest at a rate higher than that borne by the Notes or
     (iii) allows the debt to be prepaid other than on a pro rata basis with the holders of the Notes, or if (B) with respect to such debt investment, the investors receive warrants to subscribe for Common Stock of the Company, and such warrants either (i) are not in form and substance substantially the same as this Warrant or (ii) provide that the amount of Common Stock into which the warrants are exercisable is greater than 57,142.88 shares of Common Stock for each $1,000,000 of debt investment, or if (C) the terms of such debt investment described in clauses (A) and (B) above can be amended without the consent of the Required Holders. "Required Holders" shall mean the holders of Warrants exercisable into shares of Warrant Stock, which in the aggregate amount to at least seventy percent (70%) of the aggregate number of shares of Warrant Stock into which all the Warrants then outstanding are exercisable. "Preferred Equity" shall mean securities which have terms substantially of a kind similar to the terms of the Company's outstanding Series A, Series B, and Series C Preferred Stock (such as dividend and liquidation preferences, convertibility into Common Stock and voting rights) and which do not have terms of a kind (such as mandatory redemption or sinking fund provisions) functionally similar to terms found in debt investments such as the Notes.

2.   Warrant Price.  Subject to the adjustments set forth in Section 9, this
     -------------
     Warrant shall be exercisable at a per share purchase price (the "Warrant Price") of $7.00; provided, however, that if (A) no Liquidity Event (as defined below) has occurred: (i) on or before June 30, 1998, the Warrant Price shall be adjusted to $6.00 per share, (ii) on or before June 30, 1999, the Warrant Price shall be adjusted to $5.00 per share, and (iii) on or before June 30, 2000, the Warrant Price shall be adjusted to $4.50 per share, or (B) the conditions set forth in clause (x) and (y) of Section 1.b hereof have not been satisfied, the Warrant Price shall be adjusted to $4.50 per share; and provided further, that each of the per-share prices in
     (A)(i), (ii), and (iii) or (B) of this Section 2 shall be adjusted, as provided in Section 9, on the same basis as the then applicable Warrant

     Price. A "Liquidity Event" for purposes of this Section 2 shall mean the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to an effective registration statement under the Act (provided that any such public offering results in gross proceeds to the Company in excess of $10,000,000); the exchange of the Company's Common Stock for securities of a corporation which corporation has a pre-exchange market capitalization of at least $50,000,000 and whose shares are listed for trading on a national securities exchange or automated quotation system; or any other merger, acquisition or similar transaction in which the holders of the Company's Common Stock receive cash in exchange for such Common Stock, or receive a combination of cash and such listed securities.

3.   Termination.  This Warrant (and the right to purchase securities upon
     -----------
     exercise hereof) shall terminate upon the earlier of (i) five (5) years from the date of this Warrant, or (ii) the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to an effective registration statement under the Act, which results in gross proceeds to the Company in excess of $10,000,000; provided, that if the holder of this Warrant has exercised its right to include the underlying Warrant Stock in such public offering, and any such Warrant Stock is excluded from such underwriting by reason of the underwriter's marketing limitation, then the holder shall have a period of ten (10) Business Days (as defined in the Note Agreement) to exercise its right pursuant to this Warrant to purchase such Warrant Stock, or to effect an exchange described in Section 8(c) below, at the then effective Warrant Price notwithstanding the termination provision of this Warrant pursuant to either clause (i) or
     (ii) above. The Company shall give the holder of this Warrant written notice of such public offering at least twenty (20) and no more than ninety
     (90) days prior to the closing of the effectiveness of such registration statement and shall deliver a copy of the preliminary prospectus with respect to any such public offering to the holder of this Warrant promptly after it becomes available.

4.   No Adjustments.  Except as provided in Section 9, no adjustment on account
     --------------
     of dividends or interest on Warrant Stock will be made upon the exercise hereof.

5.   No Fractional Shares.  No fractional shares of Warrant Stock will be issued
     --------------------
     in connection with any subscription hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value (as defined in Section 8) of one (1) share of Warrant Stock on the date of exercise (minus the Warrant Price if unpaid).

6.   No Stockholder Rights.  This Warrant shall not entitle its holder to any of
     ---------------------
     the rights of a shareholder of the Company; or impose any liabilities on such holder to purchase any securities or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors or shareholders of the Company or otherwise.

7.   Reservation of Stock.  The Company covenants that during the period this
     --------------------
     Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock upon the exercise of this Warrant.

8.   Exercise of Warrant.
     -------------------

     a.   Procedure for Exercise.  This Warrant may be exercised by the
          ----------------------
          registered holder or its registered assigns, in whole or in part, by the surrender of this Warrant at the principal office of the Company, accompanied by payment in full of the Warrant Price in cash or by check or by the cancellation of any present or future indebtedness from the Company to the holder hereof, in accordance with Section 8(b). Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered holder for the number of shares of Warrant Stock with respect to which this Warrant shall not have been exercised. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, and in any event within ten (10) business days thereafter (unless such exercise shall be in connection with an underwritten public offering, in which event three (3) business days after such exercise), the Company at its expense (including the payment by it of any applicable taxes payable by the Company) will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 8, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above in Section 5.

     b.   Payment with Notes.  Upon any exercise of this Warrant, the holder
          ------------------
          hereof may, at its option, instruct the Company to apply to the payment required by Section 8(a) all or any part of the principal amount then unpaid, the premium, if any, and the interest on such principal amount then accrued on any one or more Notes at the time held by such holder, in which case the Company will accept the aggregate amount of principal and accrued interest on such principal in satisfaction of a like amount of such payment. In case less than the entire unpaid principal amount of any Note shall be so specified, the principal amount so specified shall be credited, as of the date of such exercise, on a pro rata basis against all future installments of principal of such Note. In the event that the entire unpaid principal amount of any Note is applied to the payment of the Warrant Price, such Note shall be promptly surrendered and canceled and shall be deemed no longer outstanding for all purposes of the Note Agreement, except as provided in Section 6.4 thereof. Any interest on the principal amount applied as payment upon such exercise shall be paid through the date of payment as the next interest payment date under the Note Agreement. No premium shall be payable on principal amounts utilized to pay Warrant Price under this Section 8(b).

     c.   Net Exercise Rights.  Notwithstanding the payment provisions set forth
          -------------------
          in this Section 8, the holder may elect to receive shares of Warrant Stock equal to the value (as determined below) of this Warrant by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder the number of shares of Common Stock determined by use of the following formula:

                         X   =   Y(A-B)
                                 ------
                                A

          Where:    X =  the number of shares of Common Stock to be issued to
                         the holder, pursuant to this Section 8(c).

               Y = the number of shares of Warrant Stock subject to this Warrant.

               A = the Fair Market Value (as defined below) of one (1) share of Warrant Stock.

               B =       Warrant Price per share of Warrant Stock.

          For purposes of this Section 8, Fair Market Value of a share as of a particular date shall mean:

          i. If the Company's registration statement under the Act, covering its initial underwritten public offering of stock has been declared effective by the Securities and Exchange Commission, then the fair market value of a share shall be the closing price (the last reported sales price, if not so reported, the average of the last reported bid and asked prices) of the Company's stock as of the last business day immediately prior to the exercise of this Warrant.

          ii. If such a registration statement has not been declared effective, if it has been declared effective but the offering is not consummated in accordance with the terms of the underwriting agreement between the Company and its underwriters relating to such registration statement, or if no such registration statement has been filed or prepared, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors. If the Required Holders disagree in writing with such determination, then an investment banking firm mutually acceptable to the Company and the Required Holders shall be retained to appraise the Fair Market Value of the shares of Warrant Stock in accordance with recognized appraisal standards and the determination by such investment banking firm shall be final and binding. If either (1) no such investment banking appraisal has been performed within the prior six (6) months, or
               (2) the appraised value of a share of Warrant Stock is more than ten percent (10%) higher than the value determined by the Board of Directors, then the cost of such appraisal shall be paid by the Company; in all other circumstances, such cost shall be paid pro rata by the holders of Warrant Stock requesting such an appraisal.

     d. In the event that the Company determines to effect a private sale of its capital stock for cash or other consideration in an aggregate amount equal to $1,000,000 or more, and either (x) the securities held by other holder(s) of the Company's capital stock are included in such sale or (y) the proceeds of any such sale are used to repurchase the Company's outstanding securities, then the Company shall promptly give the holder written notice thereof and include in such sale (and any related qualification under blue sky laws or other compliance), and in any placement involved therein, the Warrant Stock specified in a written request by the holder received by the Company within fifteen
          (15) days after the Company mails such written notice.

9.   Adjustment of Warrant Price and Number of Shares.  The number and kind of
     ------------------------------------------------
     securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time and the Company agrees to provide written notice to each holder promptly upon the happening of certain events as follows:

     a.   Adjustment for Dividends in Stock.  In case at any time or from time
          ---------------------------------
          to time during the term of this Warrant the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional securities or other property of the Company by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 9.

     b.   Adjustment for Reclassification or Reorganization.  In case of any
          -------------------------------------------------
          reclassification or change of the outstanding Common Stock of the Company or of any reorganization of the Company during the term of this Warrant (other than a merger of the Company with and into another corporation), then and in each such case the Company shall give the holder of this Warrant at least twenty (20) days notice of the proposed effective date of such transaction, and the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 9. The terms of this Section 9 shall similarly apply to successive reclassifications, changes or reorganizations.

     c.   Stock Splits and Reverse Stock Splits.  If at any time during the term
          -------------------------------------
          of this Warrant the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased;

          and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

     d.   Adjustments with Respect to Certain Diluting Issuances. The Warrant
          ------------------------------------------------------
          Price shall be subject to adjustment from time to time as follows:

          i.   Warrant Price Adjustment.

               (1) If the Company shall issue any Additional Stock (as defined hereafter) without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such Additional Stock, then such Warrant Price in effect immediately prior to each such issuance shall (except as otherwise provided in this Section 9(d)) be adjusted by dividing (X) an amount equal to the sum of (a) the product derived by multiplying the Warrant Price in effect immediately prior to such issue by the number of shares of Common Stock (including shares of Common Stock issued or issuable upon conversion of the outstanding Preferred Stock, upon exercise of outstanding stock options and warrants or otherwise under Section 9(d)(i)(5)) outstanding immediately prior to such issue, plus (b) the consideration, if any, received by or deemed to have been received by the Company upon such issuance, by (Y) an amount equal to the sum of (c) the number of shares of Common Stock (including shares of Common Stock issued or issuable upon conversion of the outstanding Preferred Stock, upon exercise of outstanding stock options and warrants or otherwise under
                    Section 9(d)(i)(5)) outstanding immediately prior to such issuance, plus (d) the number of shares of Common Stock issued or deemed to have been issued in such issuance; or

               (2) No adjustment of the Warrant Price shall be made in an amount less than one cent per share, provided that any adjustment that is not required to be made by reason of this sentence shall be carried forward and taken into account in any subsequent adjustment. Except to the limited extent provided for in Sections 9(d)(i)(5)(c) and 9(d)(i)(5)(d), no readjustment of the Warrant Price shall have the effect of increasing the

                    Warrant Price above the Warrant Price in effect immediately prior to such adjustment.


               (3) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

               (4) In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors. If the Required Holders disagree in writing with such determination, then (A) if such consideration other than cash is not securities, an appraisal firm experienced in valuing property of such type which is mutually acceptable to the Company and the Required Holders shall be retained to appraise the fair market value of such consideration in accordance with recognized appraisal standards, and the determination by such appraisal firm shall be final and binding, and (B) if such consideration other than cash consists of securities, then an investment banking firm mutually acceptable to the Company and the Required Holders shall be retained to appraise the fair market value of the securities in accordance with recognized appraisal standards, and the determination by such investment banking firm shall be final and binding. If either (1) no such appraisal has been performed within the prior six (6) months with respect to the same property or securities, or (2) the appraised value of the consideration is more than ten percent (10%) higher than the value determined by the Board of Directors, then the cost of such appraisal shall be paid by the Company; in all other circumstances, such cost shall be paid pro rata by the holders of Warrant Stock requesting such an appraisal

               (5) In the case of the issuance of options to pur chase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (where the shares of Common Stock issuable upon exercise of such options or rights or upon conversion or exchange of such securities are not excluded from the definition of Additional Stock), the following provisions shall apply:

               (a) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 9(d)(i)(3) and 9(d)(i)(4)), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

               (b) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent con version or exchange thereof shall be deemed to have been issued at the time such securi ties were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 9(d)(i)(3) and 9(d)(i)(4));

               (c) in the event of any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Warrant Price in effect at the time shall forthwith be readjusted to such Warrant Price as would have applied had the adjustment that was made upon the issuance of such options, rights or securities not converted prior to such change or the options or rights related to such securities not converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities; and

               (d) upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities (or upon purchase by the Company and cancellation or retirement of any such options or rights not exercised or of any such convertible securities, the rights of conversion or exchange under which shall not have been exercised), the Warrant Price shall forthwith be readjusted to such Warrant Price as would have applied had the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

          ii. "Effective Date" means the date of the first sale by the Company of the Notes.

          iii. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 9(d)(i)(5)) by the Company after the Effective Date other than:

               (1) Common Stock issued in a transaction deemed to be a "liquidation" within the meaning of the Company's Articles of Incorporation in effect as of the Effective Date.

               (2) Common Stock issued or issuable to employees, officers, or directors of, or consultants to the Company approved by the Board.

               (3) Common Stock issued pursuant to the acquisition of another corporation by merger, purchase of all or substantially all of the assets, or other reorganization.

               (4) Common Stock issued or issuable upon conversion of the shares of Series A, Series B and Series C Preferred Stock.

               (5) Common Stock issued or issuable pursuant to the exercise of warrants granted in connection with any lease, loan, or other financing transaction, approved by the Board.

10.  Certificate of Adjustment.  Whenever the Warrant Price or the number or
     -------------------------
     type of securities issuable upon exercise of this Warrant is adjusted or readjusted, as herein provided, the Company at its expense shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based, including without limitation a statement of (a) the consideration received or to be received by the Company for any Additional Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 9) on account thereof.

11.  No Dilution or Impairment.  The Company covenants that it shall not, by
     -------------------------
     amendment of its Articles of Incorporation or through any reorganization, consolidation, merger, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in carrying out all those terms and in taking all actions necessary or appropriate to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the above provision, the Company (a) will not take any action which results in any adjustment of the Warrant Price then in effect if the total number of shares of Common Stock (or other securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or other securities) then authorized by the Company's Articles of Incorporation and available for the purpose of issue upon such exercise, and (b) will take all necessary or appropriate action in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant.

12.  Transfer of Warrant.  The rights and obligations of the Company and the
     -------------------
     holders of this Warrant shall be binding upon and benefit the successors, assignors, heirs, administrators and transferees of the parties. Any transferee hereof agrees to be bound by the restrictions set forth herein and in the Note Agreement.

13.  Compliance with Securities Laws.  This Warrant or the Warrant Stock may not
     -------------------------------
     be transferred or assigned, in whole or in part, by the holder hereof (except to any affiliate hereof) without compliance with applicable federal and state securities laws. The holder represents and agrees that this Warrant is being acquired only for investment, for holder's own account, and not with a view to or for sale in connection with any distribution thereof within the meaning of the Act, and the holder acknowledges and agrees that, at any time that it exercises its Warrant, it will represent, among other things, to the Company that the Warrant Stock that it acquires through exercise of the Warrant is being acquired by it for its own account and not with a view to or for sale in connection with any distribution thereof within the meaning of the Act; provided, that in any case, the disposition of its property shall at all times be and remain within its control. The holder of this Warrant acknowledges and agrees that this Warrant and the Shares have not been registered under the Securities Act and accordingly will not be transferable except as permitted under the various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Therefore, the Warrant and the Warrant Stock must be held indefinitely unless they are subsequently regis tered under the Securities Act or an exemption from such regis tration is available. The holder understands that the certi ficate evidencing the Warrant Stock will be imprinted with a legend which prohibits the transfer of the Warrant Stock unless they are registered or unless the Company receives an opinion of counsel (which may be an opinion of in-house counsel) reasonably satisfactory to the Company that such registration is not required. The holder is aware of the adoption of Rule 144 by the Securities and Exchange Commission and that Company is not now and, at the time it wishes to sell the Warrant Stock, may not be satisfying the current public information requirements of Rule 144 and, in such case, holder would be precluded from selling the securities under Rule
     144. The holder understands that a stop-transfer instruction will be in effect with respect to transfer of the Warrant and the Warrant Stock consistent with the requirements of the securities laws.

14.  Waiver and Amendment.  Any provision of this Warrant may be amended or
     --------------------
     waived upon the written consent of the Company and the Required Holders, and any such amendment or waiver shall be binding upon the remaining holders of Warrants, except that, without the written consent of the holder of each Warrant, no amendment or waiver to this Warrant that increases the Warrant Price, changes the Termination Date, changes the number of shares purchasable hereunder, changes the method set forth in Sections 8 and 9 for calculating adjustments thereto, amends this Section 14, or reduces the percentage required for modification, may be made.. All holders of Warrants, by acceptance hereof, specifically consent to the binding effect of a written consent authorized by this Section 14. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

15.  Miscellaneous.  This Warrant shall be governed by the laws of the State of
     -------------
     New York. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and, except as provided in Section 14 hereof, the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be sent either by facsimile copy to such number and to the attention of such person as the last holder of this Warrant shall have furnished to the Company, or shall be mailed by first-class registered or certified mail, postage prepaid , or sent by courier, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

     [Signature Page to Warrant]

     ISSUED this 15th day of August, 1995.

                        MAGINET CORPORATION

                        By:_______________________________________
                           James A. Barth, Chief Financial Officer

                                                                     EXHIBIT D-1
                                                                     -----------



                   FORM OF OPINION OF COUNSEL TO THE COMPANY



    re:  $30,000,000 Senior Secured Notes of
         Pacific Pay Video Holdings (the "Company")
         ------------------------------------------

         The opinion shall be addressed to each of the Purchasers, dated the date of closing, and may contain such customary assumptions and indicate such investigations as are deemed necessary and appropriate by special US counsel to the Company and are acceptable to the Purchasers. The opinion shall state that it may be relied upon by any transferee of Securities and by White & Case, special counsel to Purchasers, in delivering their opinion.

         The opinion shall express a favorable opinion as to:

         1. The due organization, valid existence and good standing of the Company;

         2. The fact that the Company has the corporate power and authority (i) to enter into and perform its obligations under each of the Note Documents to which it is a party and (ii) to own its properties and carry on its business;

         3. The due authorization by all requisite corporate action, execution and delivery of each of the Note Documents to which it is a party by the Company, and that each such Note Document constitutes a valid and binding agreement of the Company enforceable in accordance with its terms;

         4. The issuance, sale and delivery of the Securities and the execution, delivery and performance by the Company of the Note Agreement, each Pledge Agreement and the Shareholders Agreement do not conflict with, nor result in any breach of, nor constitute a default under, nor result in the creation of any Lien upon any of the properties or assets of the Company pursuant to (a) the charter documents of the Company, (b) any statute, law, rule or regulation of the United States or the State of California, (c) any judgement, decree, writ, injunction, order or award of any arbitrator, court or governmental authority applicable to the Company or (d) any material agreement or other instrument to which the Company is a party or by which the Company may be bound;

         5. The determination that no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body or regulatory authority or agency is necessary in the United States in connection with the issuance, sale and delivery of the Securities or the execution and delivery by the Company of the Note Agreement, each Pledge Agreement and the Shareholders Agreement;

         6. The fact that the Company has the corporate power to submit to the jurisdiction of any court of the State of New York sitting in New York City and the federal courts of the United States sitting in New York City in respect of any legal action or proceeding relating to the Note Agreement or the Notes;

         7. The enforceability in the State of California of a judgment rendered in any court of the State of New York sitting in New York City or in the federal courts of the United States sitting in New York City against the Company on the Note Agreement, any Pledge Agreement or the Securities without a substantive relitigation of the relevant issues;

         8. The determination that a court in sitting in California will accept, and give effect to, the choice of New York law as the governing law of the Note Agreement and the Notes;

         9. The absence of any material litigation pending or, to the knowledge of such counsel, threatened against the Company;

         10. It is not necessary in connection with the offering, issuance, sale and delivery of the Securities under the circumstances contemplated by the Note Agreements to register the Notes or the Warrants under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended; and

         11. The extension of the credit represented by the Notes does not violate Regulation G of the Board of Governors of the Federal Reserve System;

         12. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940.

                                  EXHIBIT D-2
                                  -----------

                   (Form of opinion of counsel to the Agent)

                   [LETTERHEAD OF WHITE & CASE APPEARS HERE]


JMD:MAC:ES                                                       August 15, 1995



re   MagiNet Senior Secured Notes Due 2000 with Warrants
     ---------------------------------------------------


To the Parties Listed on
the Attached Schedule I

Dear Ladies and Gentlemen:

          We have acted as counsel for The Chase Manhattan Bank, N.A. (the "Collateral Agent") in connection with each of the Pledge Agreements dated as of August 15, 1995 by and between the Collateral Agent and MagiNet corporation, as Pledgor, the Collateral Assignment Agreement, dated as of August 15, 1995 by and between Pacific Pay Video Limited and The Chase Manhattan Bank, N.A. as assignee, (the "Assignee"), and the Appointment Agreement dated an of August 15, 1995 by and among MagiNet Corporation, the Purchasers listed therein, and The Chase Manhattan Bank, N.A. as Collateral Agent (the "Agent"). The Chase Manhattan Bank, N.A., whether acting as Agent, Collateral Agent or Assignee shall be referred to herein as the "Agent." The documents referenced immediately above shall be referred to herein as the "Agent Documents."

          In this connection, we have examined such certificates of public officials, such certificates of officers of the Agent, and copies certified to our satisfaction of such corporate documents and records of the

To the Parties Listed on
the Attached Schedule I                                                       -2


Agent, and of such other papers, as we have deemed relevant and necessary for our opinion hereinafter set forth. We have relied upon such certificates of public officials and of officers of the Agent with respect to the accuracy of material factual matters contained therein which were not independently established. In rendering the opinion expressed below, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies.

          Based upon the foregoing, it is our opinion that:

          l. The Agent has been duly incorporated and is validly existing as a national banking association under the laws of the United States of America and has the power and authority to enter into, and to take all action required of it under, the Agent Documents.

          2. The Agent Documents been duly authorized, executed and delivered by the Agent and constitute valid and binding obligations of the Agent enforceable against the Agent in accordance with their terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Agent, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          3. The execution and delivery of the Agent Documents by the Agent and the performance by the Agent of their terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Agent or (B) the By-laws of the Agent.

          4. No approval authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Agent is required in connection with the execution and delivery

To the Parties Listed on
the Attached Schedule 1                                                       -3


of the Agent Documents or the performance by the Agent of the terms of the Agent Documents.

          We express no opinion as to matters governed by any law other than the law of the State of New York and the Federal law of the United States.

                                    Very truly yours,
                                    /s/ White & Case

                                                                     EXHIBIT D-3
                                                                     -----------


                 FORM OF OPINION OF COUNSEL TO EACH SUBSIDIARY




    re:  US$30,000,000 Senior Secured Notes of
         Pacific Pay Video Holdings (the "Company")
         ------------------------------------------


         Each opinion with respect to a Subsidiary whose shares are pledged pursuant to a Pledge Agreement shall be addressed to the Purchasers, dated the date of closing, and may contain such customary assumptions and indicate such investigations as are deemed necessary and appropriate by the counsel to such Subsidiary and are acceptable to such Purchasers. The opinion shall state that it may be relied upon and by White & Case, special counsel to the Purchasers, in delivering their opinion, and by any transferee of a Note.

         The opinion shall express a favorable opinion as to:

         1.  The due organization and valid existence of such Subsidiary.
         2. The taking of all requisite action by such Subsidiary to perfect the interest of the Trustee in the shares of such Subsidiary pledged under the Pledge Agreement.

         3. The fact that such Subsidiary (i) has the corporate power and authority to own its properties and carry on its business and (ii) is duly qualified to do business and is, if applicable, in good standing, in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification.

         4. The absence of any requirement to register the Pledge Agreement under the laws of the relevant jurisdictions.

         5. The determination that no approval consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body is necessary in the jurisdiction of such Subsidiary in connection with the execution and delivery of the Pledge Agreement.

         6. The determination that no stamp or stamp duty reserve tax will be payable in the jurisdiction of such Subsidiary in respect of the execution and delivery of the Pledge Agreement.

         7. The enforceability in the jurisdiction in which such Subsidiary is established of a New York judgment rendered in any court of the State of New York sitting in New York City or in the federal courts sitting in New York City against the Collateral in the Pledge Agreement without a substantive relitigation of the relevant issues.

         8. In the case of a Pledge Agreement governed by New York law, the determination that a court in the jurisdiction in which such Subsidiary is established will accept, and give effect to, the choice of New York law as the governing law of the Pledge Agreement.

         9. The absence of withholding or similar taxes imposed by the jurisdiction in which such Subsidiary is established or any taxing jurisdiction thereof on payments under the Pledge Agreement.

         10. With respect to such Subsidiary, the execution and delivery of the Pledge Agreement and fulfillment of and compliance with the respective provisions of the Pledge Agreement do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of such Subsidiary pursuant to, the charter or by-laws of such Subsidiary, any applicable law (including any securities laws), statute, rule or regulation or (insofar as is known to us after having made due inquiry with respect thereto) any agreement (including, without limitation, any agreement listed in Exhibit C to the Note Agreement), instrument, order, judgment or decree to which such Subsidiary is a party or otherwise subject.

                                                                       EXHIBIT E
                                                               TO NOTE AGREEMENT



                        COLLATERAL ASSIGNMENT AGREEMENT
                        -------------------------------


          THIS COLLATERAL ASSIGNMENT AGREEMENT (this "Agreement") dated as of August 15, 1995, between PACIFIC PAY VIDEO LIMITED, a corporation organized under the laws of the State of California, as assignor (the "Assignor"), and THE
                                                             --------
CHASE MANHATTAN BANK, N.A., as collateral agent (the "Assignee") for the benefit
                                                      --------
of the Noteholders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided in the Note Agreement, as defined below.


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, MagiNet Corporation (the "Company") has entered into the Note Agreement dated as of August 15, 1995 with certain U.S. financial institutions, providing for the issuance and sale of up to $30,000,000 aggregate principal amount of its 10.5% Senior Secured Notes and the issuance of warrants (the "Note Agreement");

          WHEREAS, the Company, the Assignee and the Purchasers have entered into the Appointment Agreement dated as of August 15, 1995 (the "Appointment Agreement") providing for the appointment of The Chase Manhattan Bank, N.A. to act as collateral agent for the benefit of the Noteholders under the Security Documents (including this Agreement);

          WHEREAS, it is a condition precedent under the Note Agreement to each Purchaser's obligation to purchase and pay for the Notes and to accept the Warrants to be issued under the Note Agreement that the Assignor shall have executed and delivered to the Assignee this Agreement;

          WHEREAS, the Assignor desires to execute this Agreement to satisfy the conditions described in the preceding paragraphs and to induce the Purchasers to enter into the Note Agreement and to purchase and pay for the Notes and the Warrants (and to induce any future Noteholders so to do);

          NOW, THEREFORE, in consideration of the benefits accruing to the Assignor and the Company, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Assignee and hereby covenants and agrees with the Assignee as follows:

   1.  Grant of Security Interest.  Assignor hereby grants to Assignee a
       --------------------------
security interest in the contract and related items described in Paragraph 2 below (the "Collateral") for the benefit of the Assignee as collateral trustee for the Noteholders to secure (i) the payment due of the principal of and interest in respect of the Notes and payment of all other obligations and liabilities

(including without limitation indemnities, premium, if any, fees and interest thereon) of the Company, now existing or hereafter incurred under, arising out of or in connection with the Note Agreement, each Note or any other Note Document (other than the Warrants) and (ii) the due performance and compliance with the terms of the Note Documents (other than the Warrant) by the Company (all such principal, interest, obligations and liabilities, collectively, the "Secured Obligations"). In no event solely as a consequence of the grant of
 -------------------
this security interest shall the Assignee be liable for any obligations and/or amounts owing to On Command Video Corporation pursuant to the terms of the Technology License Agreement; provided that nothing in this sentence shall diminish the obligation of a transferee of the rights under the Technology License Agreement pursuant to Section 6 of this Agreement to pay royalties thereunder.

   2.   Collateral.  The Collateral shall consist of all right and interest of
        ----------
Assignor in and to (A) all of Assignor's right and interest in the Technology License Agreement as now or hereafter amended, modified or supplemented, in accordance with the terms hereof and the Note Agreement and (B) all proceeds of the foregoing collateral, including whatever is receivable or received when the foregoing collateral is sold, collected, assigned, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

   3.   Representations and Warranties.  Assignor hereby represents and warrants
        ------------------------------
that: (i) except as disclosed in Annex A, Assignor has a valid interest in the Collateral and that no other person has any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral, (ii) it has full power, authority and legal right to assign its right and interest in the Collateral pursuant to this Agreement; and (iii) other than registrations or filings described in Annex B hereto (all of which have been made prior to the date hereof or will be made within the relevant statutory period) no consent, filing, recording or registration is required to perfect the Lien purported to be created by this Agreement.

   4.   Covenants of the Assignor.  The Assignor covenants and agrees that (i)
        -------------------------
it will defend the Assignee's right, title and Lien in and to the Collateral against the claims and demands of all Persons, (ii) it will procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed reasonably necessary or appropriate to perfect, maintain and protect the Assignee's security interest hereunder and the priority thereof (iii) except as otherwise permitted by Sections 8.1 and 8.8 of the Note Agreement, it will not sell, encumber, or otherwise dispose of or transfer the Collateral or right or interest therein except as hereinafter provided, and to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by the Required Holders and Permitted Liens, (iv) except as otherwise permitted by Section 8.11 of the Note Agreement, it will not amend, modify or supplement the Technology License Agreement and (v) it will duly fulfill all obligations on its part to be fulfilled under or in connection with the Technology License Agreement and will do nothing to impair the rights of the Assignor in respect of the Collateral.

   5.   Authorized Action by Assignee.  Effective upon and during the
        -----------------------------
continuance of an Event of Default, Assignor hereby irrevocably appoints Assignee as its attorney-in-fact to do (but Assignee shall not be obligated to and shall incur no liability to Assignor or any third party for failure so to
do) any act which Assignor is obligated by this Agreement to do, and to cure a failure by Assignor to perform its obligations under the Technology License Agreement and, after an Event of Default and upon acceleration of the Notes in accordance with the terms of the Note

Agreement, to exercise such rights and powers as Assignor might exercise with respect to the Collateral, including, without limitation, to the extent permitted by law and the terms of the Technology License Agreement, the right to
(i) collect by legal proceedings or otherwise and endorse, receive and receipt for proceeds and other sums and property now or hereafter payable on or on account of the Collateral, (ii) enter into any extension or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral, (iii) transfer the Collateral to its own or its nominee's name, and (iv) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral. Assignor agrees to reimburse Assignee upon demand for any costs and expenses, including, without limitation, attorneys' fees, Assignee may incur while acting as Assignor's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations secured hereby. Assignee shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Secured Obligations or with respect to the Collateral.

   6.   Default and Remedies.  Assignor shall be deemed in default under this
        --------------------
Agreement upon the occurrence of an Event of Default. Upon the occurrence and continuance of an Event of Default, Assignee may, at its option, and without notice to or demand on Assignor and in addition to all rights and remedies available to Assignee under any guaranty, this Agreement or any agreement with Assignor, or by law, do any one or more of the following: (i) enforce Assignee's security interest in any manner permitted by law, or provided for in this Agreement, (ii) sell, transfer, assign or otherwise dispose of any Collateral, for cash or credit or future delivery, on such terms and in such manner as Assignee may determine; and (iii) recover from Assignor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Assignee in exercising any right, power or remedy provided by any guaranty, this Agreement, any agreement with Assignor, or by law.

   7.   Termination; Release.  Upon:
        --------------------

        (a) the receipt by the Assignee of a certificate, satisfactory to the Assignee executed by each Noteholder certifying that the conditions set forth in Section 5.3 of the Note Agreement to the release of the Collateral have been satisfied; or

        (b) the date on which the Secured Obligations have been discharged in full;

this Agreement shall terminate, and the Assignee, at the written request and expense of the Assignor, will promptly execute and deliver to the Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignor, without recourse and without any representation or warranty, such of the Collateral as may be in the possession of the Assignee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Assignee hereunder.

   8.   Cumulative Rights.  The rights, powers and remedies of Assignee under
        -----------------
this Agreement shall be in addition to all rights, powers and remedies given to Assignee by virtue of any statute or rules of law, or any agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Assignee's security interest in the Collateral.

   9.   Amendment; Waiver.  Any forbearance or failure or delay by Assignee in
        -----------------
exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Assignee shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Assignee. Assignor waives any right to require Assignee to proceed against any person or to pursue any remedy in Assignee's power. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing in accordance with Section 11.3 of the Note Agreement.

   10.  Binding Upon Successors.  All rights of Assignee under this Agreement
        -----------------------
shall inure to the benefit of its successors and (subject to the prior written consent of On Command Video Corporation) assigns, and the Secured Obligations of Assignor shall bind its heirs, executors, administrators, successors and assigns; provided, however, that the Assignor may not, without the prior written
         --------  -------
consent of the Assignee (acting on the instructions of all the Noteholders), assign or transfer any of its rights or obligations under this Agreement. The Assignee may transfer, assign or grant its rights hereunder in connection with an assignment or transfer of all or any part of its interest in and rights under this Agreement pursuant to the provisions of Section 11 of the Appointment Agreement.

   11.  Severability.  If any of the provisions of this Agreement shall be held
        ------------
invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly. If any agreement or obligation contained in this Agreement shall be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the party hereto to the full extent permitted by law.

   12.  Choice of Law.  This Agreement is a contract made under the laws of the
        -------------
State of New York of the United States and shall for all purposes be construed and enforced in accordance with, and the rights of parties shall be governed by, the laws of such State and except as otherwise defined herein, terms used herein shall have the meanings given them in the New York Uniform Commercial Code.

   13.  Notice.  Any written notice, consent or other communication provided for
        ------
in this Agreement shall be delivered or sent in accordance with Section 11.10 of the Note Agreement, provided that, for this purpose, the address of the Assignor and the Assignee shall be as follows:

   If to the Assignor:

        405 Tasman Drive
        Sunnyvale, California 94089

        Attention:   Chief Financial Officer
        Facsimile:   408 734 1687

   With a copy to:

        On Command Video Corporation
        3301 Olcott
        Santa Clara, California 95054

        Facsimile:  408 496 0668

   If to the Assignee:

        The Chase Manhattan Bank, N.A.
        Corporate Trust Administration
        4 Chase Metro Tech Center
        Third Floor
        Brooklyn, New York 11245

        Facsimile:  718 292 5885

or sent to the Assignee at such other address as it may designate for itself by notice given in accordance with this Section 13.

   14.  Consent to Jurisdiction; Service of Process.  For the purposes of
        -------------------------------------------
assuring that the Assignee and the Noteholders may enforce their respective rights under this Agreement, the Assignor for itself and its successors and assigns, hereby irrevocably (i) agrees that any legal or equitable action, suit or proceeding against the Assignor arising out of or relating to this Agreement or the Note Documents or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in any state or Federal court in the Borough of Manhattan in the State of New York, (ii) waives any objection which it may now or hereafter have to the venue of any action, suit or proceeding in the State of New York or any claim of forum non conveniens in the
                                                    --------------------
State of New York, and (iii) irrevocably submits itself to the non-exclusive jurisdiction of any state or Federal court of competent jurisdiction in the Borough of Manhattan in the State of New York for purposes of any such action, suit or proceeding. Without limiting the foregoing, the Assignor hereby appoints, in the case of any such action or proceeding brought in the courts of or in the State of New York, CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, to receive, for it and on its behalf, service of process in the State of New York with respect thereto, provided the Assignor may appoint any other person, reasonably acceptable to the Assignee (acting on the instructions of the Required Holder(s)), with offices in the State of New York to replace such agent for service of process upon delivery to the Noteholders of a reasonably acceptable agreement of such new agent agreeing so to act. The Assignor agrees that service of process by means of notice (as provided in Section 11.10 of the Note Agreement) of any such action, suit or proceeding with respect to any matter as to which it has submitted to jurisdiction as set forth in this Section 14 shall be taken and held to be valid personal service upon it.

   15.  Counterparts.  This Agreement may be executed in one or more
        ------------
counterparts, and each of which when so executed and delivered shall be deemed an original for all purposes but all of which together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Collateral Assignment Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                         PACIFIC PAY VIDEO LIMITED,
                          as Assignor


                          By
                            -------------------------
                          Name:
                          Title:


                          THE CHASE MANHATTAN BANK, N.A.,
                           as Assignee

                          By
                            -------------------------
                          Name:
                          Title:



                            APPROVAL AND AGREEMENT

   The undersigned, being the licensor under the Technology License Agreement referred to in the foregoing Collateral Assignment Agreement, hereby approves said Collateral Assignment Agreement and the assignment of the Technology License Agreement thereunder for all purposes of said Collateral Assignment Agreement subject to the terms and conditions of the Technology License Agreement.


                          ON COMMAND VIDEO CORPORATION

                          By
                            -------------------------
                          Name:
                          Title:

                                    ANNEX A
                                      TO
                        COLLATERAL ASSIGNMENT AGREEMENT


   Assignor has sublicensed its territorial rights under the Technology License Agreement to the territories of Central and South America and the republics of the Former Soviet Union to Comsat Video Enterprises, Inc. ("Comsat") pursuant to an Exclusive Sublicense Agreement, dated as of March 15, 1993, between Assignor and Comsat.

                                    ANNEX B
                                      TO
                        COLLATERAL ASSIGNMENT AGREEMENT


   The filing of a UCC-1 financing statement naming Assignor as Debtor and Agent as Secured party with the Secretary of State of California.

                                                                       EXHIBIT F
                                                               TO NOTE AGREEMENT



                             APPOINTMENT AGREEMENT


          APPOINTMENT AGREEMENT (this "Agreement") dated as of August 15, 1995 among MAGINET CORPORATION, a corporation organized under the laws of the State of California (the "Company"); each of the Purchasers set forth on the Purchaser Schedule to the Note Agreement referred to below (herein, together with their respective successors and assigns, the "Purchasers") of the senior secured notes (herein called the "Notes") of the Company pursuant to the Note Agreement, dated as of August 15, 1995 (herein, as the same may be supplemented or amended from time to time, called the "Note Agreement") between the Company and the Purchasers; and The Chase Manhattan Bank, N.A., a national association organized under the laws of the United States, as collateral agent (the "Agent" which expression shall include any successor agent or agents holding the security constituted by the Security Documents hereinafter referred to). Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned thereto in the Note Agreement.


                             W I T N E S S E T H :

          WHEREAS, it is a condition precedent to the Purchasers purchasing the Notes that the Purchasers, the Company and the Agent execute and deliver this Agreement;

          WHEREAS, any and all amounts owing to the Purchasers or the Agent under the Note Agreement, the Notes and any other Note Document are to be secured by the Security Documents;

          NOW, THEREFORE, in consideration of the premises and of the commitments made hereunder by the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section 1. Appointment. The Purchasers hereby designate The Chase Manhattan Bank, N.A. as Agent to act as specified herein and in the Security Documents. Each Purchaser hereby authorizes the Agent to take such action on its behalf under the provisions of this Agreement, the Note Agreement and the Security Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder and thereunder by or through its agents or employees. The Agent shall have no duties except those expressly set forth in this Agreement, the Note Agreement and the Security Documents. Neither the

Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it or any of them as such hereunder or in connection herewith, unless caused by its or their gross negligence or wilful misconduct.

     Section 2. Authority to Execute Documents. The Purchasers hereby authorize and direct the Agent to execute and deliver the Security Documents to which the Agent is to be a party in the respective forms thereof in which delivered from time to time by the Noteholders to the Agent for execution and delivery and, subject to the terms hereof, to execute and deliver such other agreements, instruments and documents, to exercise its rights and perform its duties under each of the Security Documents to which it is a party as set forth in such documents, and to take such further actions, not otherwise specified herein, as may be necessary to consummate the transactions contemplated by this Agreement, the Note Agreement and the Security Documents and perform the duties and obligations of the Agent hereunder and under the Note Agreement and the Security Documents to which the Agent is to be a party and to do all other things which are incidental to the rights, powers, discretions, duties, obligations and responsibilities given or imposed on the Agent by the Note Agreement, the Security Documents or hereunder. The Purchasers hereby irrevocably agree that so long as any obligation is owed to any Noteholder under the Notes, the Note Agreement or any of the other Note Documents, the Agent shall, subject as hereinafter provided, take any and all actions, and refrain from taking any and all actions, pursuant to the written instructions of the Required Holder(s), and shall be deemed irrevocably to be bound by any limitations or restrictions expressly imposed on the rights of the Agent pursuant to the terms of any such other Note Document to which the Agent may be a party. The form of such other agreements, instruments and documents and the nature of such further actions shall be reasonably acceptable to the Agent.

          Section 3. Duties and Liabilities of the Agent Generally. The Agent, prior to its receipt of a notice from the Required Holder(s) informing it of the occurrence and continuance of a Default or an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, the Note Agreement and any other Security Document. In the event that the Agent has been so notified of a Default or an Event of Default (which has not been notified to the Agent as having been cured or waived), the Agent shall exercise such of the rights and powers vested in it by this Agreement, the Note Agreement and any other Security Document, and use the same degree of care and skill in their exercise, required of an agent by law and otherwise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. If the Agent shall not have received written instructions from the Required Holder(s) within twenty (20) days after receipt of such notice of Default or Event of Default, the Agent, until instructed otherwise by the Required Holder(s) may, but shall be under no duty to, take or refrain from taking such action with respect to such Default or Event of Default, as it shall deem advisable in the

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT
best interests of the Noteholders.

          No provision of this Agreement, the Note Agreement or any other Security Document shall be construed to relieve the Agent from liability for its own gross negligence or its own wilful misconduct, except that:

          (i)    No Implied Obligation; Reliance on Certificates and Opinions.
                 ------------------------------------------------------------
     (a) The duties and obligations of the Agent shall be determined solely by the express provisions of this Agreement, the Note Agreement and the other Security Documents, and the Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, the Note Agreement and the other Security Documents, and no implied covenants or obligations shall be read into this Agreement, the Note Agreement or any other Security Document against the Agent; and (b) in the absence of bad faith on the part of the Agent, the Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Agent which conform on their face to the requirements of this Agreement, the Note Agreement or the other Security Documents, but in the case of any such certificates or opinions which by any provision hereof or thereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Agreement, the Note Agreement or the other Security Documents; provided, that the Agent shall
                                                --------
     be under no obligation to investigate any of the underlying facts or circumstances recited in any such certificate or opinion;

          (ii)   Errors of Judgment.  The Agent shall not be liable for any
                 ------------------
     error of judgment made in good faith by any responsible officer or officers;

          (iii)  Actions in Accord with Direction. The Agent shall not be liable
                 --------------------------------
     with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Required Holder(s) (or such other greater or lesser number of holders of the Notes as shall be expressly provided for herein or in the Note Agreement) relating to the time, method and place of conducting any proceeding for any remedy available to the Agent or exercising any trust or power conferred upon the Agent under this Agreement, the Note Agreement or any other Security Document; and

          (iv)   Validity and Perfection of Agreement.  Notwithstanding anything
                 ------------------------------------
     to the contrary herein, the Agent shall have no responsibility as to the validity or perfection of any Lien purported to be created hereunder or under any other Security Document. The Agent shall have no duty to do, cause to be done or advise with respect to any

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT
     filing or recording or to the maintenance of any such filing or recording with any governmental agency or office or otherwise, unless and until it shall have been in each case directed by the Required Holder(s) with reasonable specificity to do so. At the expense of the Company, the Agent shall have the right, from time to time, where reasonable to seek advice of its own counsel in the United States and in each other jurisdiction in which an entity listed on Schedule 1.2 as a Foreign Subsidiary is organized regarding the recording, filing and registration of any Lien in connection herewith.

     None of the provisions of this Agreement, the Note Agreement or any other Security Document shall require the Agent to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers howsoever arising.

          Section 4. Particular Duties and Liabilities of the Agent. Subject to the provisions of Section 3:

          (i)    Reliance Generally. The Agent may rely and shall be protected
                 ------------------
     in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith and without gross negligence in accordance with such resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document;

          (ii)   Requests of the Company. Any request, direction, order or
                 -----------------------
     demand of the Company mentioned herein or in any Security Document shall be sufficiently evidenced (unless other evidence in respect thereof be herein or therein specifically prescribed) by a certificate signed by a Responsible Officer;

          (iii)  Reliance on Legal Advisers.  The Agent may consult with legal
                 --------------------------
     advisers (including without limitation in-house counsel for the Agent), and any advice or written opinion of such legal advisers shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and without gross negligence and in accordance with such written advice;

          (iv)   Duty to Investigate.  The Agent shall not be bound to make any
                 -------------------
     investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document, unless requested in writing to do so by the Required Holder(s). The Agent

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT
     may require indemnity against any such expense or liability as a condition to proceeding in much manner;

          (v)     Action Through Agents or Attorneys.  The Agent may execute any
                  ----------------------------------
     of the trusts or powers hereunder or under any other Security Document or perform any duties hereunder or thereunder either directly or by or through agents (including, without limitation, any affiliates of the Agent, and prior to the occurrence of a Default or an Event of Default of which the Agent has received notice as specified in Section 3, the Company and any of its Affiliates) or attorneys appointed with due care;

          (vi)    Delegation of Duties.  The Agent may execute any of the trusts
                  --------------------
     or powers hereunder or perform any duties hereunder by or through any of its affiliates;

          (vii)   Delay Awaiting Directions.  The Agent shall not be liable for
                  -------------------------
     any delay or failure to act unless and until the Agent shall have been directed in writing to act in accordance with this Agreement;

          (viii)  Marshaling of Assets.    The Agent (a) need not marshal in any
                  --------------------
     particular order any particular part or piece of the Collateral held by the Agent in its capacity as Agent hereunder or as the secured party under any other document entered into in connection herewith or any of the funds or assets that the Agent may be entitled to receive or have claim upon and (b) may, but shall not be required, to vary, exchange, renew, modify, release, refuse to complete or to enforce or to assign any judgments, guarantees or other securities or instruments (negotiable or otherwise) held by it, whether or not satisfied by payment; and

          (ix)    Right to Seek Direction.  The Agent shall have the right to
                  -----------------------
     request instructions from the Noteholders with respect to taking or refraining from taking any action in connection with this Agreement, the Note Agreement or any other Security Document and shall be entitled to act or refrain from taking such action unless and until the Agent shall have received written instructions from the Required Holder(s), and the Agent shall not incur liability by reason of so refraining.

          Section 5. Responsibility for Documents; Recitals in Documents. The Agent is hereby directed by the Purchasers to execute and deliver each of the other Security Documents as may be necessary or appropriate on the date hereof and as may become so after the date hereof. The recitals contained in this Agreement, the Note Agreement and the Security Documents shall be taken as the statements of the Company, and the Agent assumes no responsibility for the correctness of the same. The Agent shall have no responsibility with respect to and shall have no obligation to

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT
familiarize itself with any document other than this Agreement, the Note Agreement and the other Security Documents to which it is a signatory and makes no representation as to the validity or sufficiency of this Agreement or such other documents.

          Section 6. Segregation of Funds and Property; Interest. Subject to the provisions of Sections 3 and 4, moneys and other property received by the Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall be segregated from other funds. The Agent shall not be under any liability for interest on any moneys received by it hereunder.

          Section 7. Compensation, Indemnification and Reimbursement of the Agent. The Company covenants and agrees to pay to the Agent from time to time, and the Agent shall be entitled to, reasonable compensation (which to the extent permitted by law shall not be limited by any provision of law in regard to the compensation of an agent of an express trust) for all services rendered by it, and the Company will pay or reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any of the provisions of this Agreement, the Note Agreement or any other Security Document (including the compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ).

          The Company also covenants to indemnify the Agent (which for purposes of this Section 7 shall include its directors, officers, employees and agents) for, and to hold it harmless from and against, any and all loss, liability or expense (including counsel fees and expenses) reasonably incurred without gross negligence, wilful misconduct or bad faith on the part of the Agent, arising out of or in connection with the acceptance or administration of this trust, the exercise of any rights and remedies arising out of this Agreement, the Note Agreement or any other Security Document, or the performance of any of its duties, including the reasonable costs and expenses of defending itself against any claim of liability and in enforcing any provision of this Agreement, the Note Agreement or any other Security Document (except any liability incurred with gross negligence, wilful misconduct or bad faith on the part of the Agent), with interest thereon at a rate equal to that in the Agent's customary banking practice with respect to overdrafts (including the imposition of interest, funds, wage and administrative fees) from the date the same shall have been paid until actually reimbursed.

          The obligations of the Company under this Section 7 to compensate and indemnify the Agent and to pay or reimburse the Agent for reasonable expenses, disbursements and advances shall constitute additional indebtedness under the Note Agreement and the Security Documents and shall survive the satisfaction, discharge or other termination of this Agreement and the resignation or removal of the Agent hereunder. The Company agrees to reimburse the Agent for any costs or expenses reasonably and properly

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT
incurred by the Agent in connection with this Agreement, the Note Agreement and the other Security Documents.

          To secure payment of such compensation, reimbursement and indemnification, the Agent shall have a claim and Lien prior to that of any party, which Lien and claim and Lien shall constitute obligations secured by this Agreement and the Security Documents.

          Section 8.   Reliance on Certificate.  Subject to the provisions of
Section 1, whenever in the administration of the provisions of this Agreement, the Note Agreement or the Security Documents, the Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein or therein specifically prescribed) may in the absence of gross negligence, wilful misconduct or bad faith on the part of the Agent, be deemed to be conclusively proved and established by a certificate signed by the required Holder(s) delivered to the Agent, and such certificate, in the absence of gross negligence, wilful misconduct or bad faith on the part of the Agent, shall be full warrant to the Agent for any action taken, suffered or omitted by it under the provisions of this Agreement the Note Agreement or the Security Documents, upon the faith thereof.

          Section 9. Qualification of the Agent. The Agent hereunder shall at all times be a corporation or national association doing business under the laws of the United States or any State thereof which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System or the equivalent State authority, as the case may be.
In case at any time the Agent shall cease to be eligible in accordance with the provisions of this Section 9, the Agent shall resign immediately in the manner and with the effect specified in Section 10.

          Section 10.  Resignation; Removal. (i)  Resignation of the Agent.  The
                                                  ------------------------
Agent, or any agent or agents hereafter appointed, may at any time resign by giving not less than three months' written notice of resignation to the Company and each Noteholder. Upon receiving such notice of resignation and evidence satisfactory to them of the giving of such notice to all such holders of Notes, the Required Holder(s) (after consultation with the Company unless a Default or Event of Default has occurred and is continuing) shall promptly appoint a successor agent, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Company, one copy to the resigning Agent and one to the successor agent, and upon such appointment, the Agent is hereby automatically, without any further act, released from its obligations hereunder (other than any causes of action arising prior to such resignation). If no successor agent shall have been so appointed and have accepted appointment within forty five (45) days after the giving of

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT
such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor agent, or any Noteholder which has been a bona fide holder thereof for at least six (6) months may, on behalf of itself and all others similarly situated, petition any such court for appointment of a successor agent. Such court may thereupon, after such notice, if any, as it may deem proper and as it may prescribe, appoint a successor agent.

          (ii) Removal of the Agent for Cause.  In case at any time any of the
               ------------------------------
following shall occur:

          (a) the Agent shall cease to be eligible in accordance with the provisions of Section 9 and shall fail to resign after written request therefor by the Required Holder(s);

          (b) the Agent shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Agent or its property shall be appointed, or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

          (c) any gross negligence or willful misconduct by the Agent in the performance by it of its duties or the exercise of its power hereunder;

then the Required Holder(s) (after consultations with the Company, unless a Default or an Event of Default has occurred and is continuing) may remove the Agent and appoint a successor by written instrument, in triplicate, one copy of which instrument shall be delivered to the Company, one copy to the Agent so removed and one to the successor agent, or, failing such removal and appointment within forty-five (45) days after delivery of the written instrument of removal, any Noteholder which has been a bona fide holder thereof for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor agent. Such court may thereupon, after such notice, if any, as it may deem proper and as it may prescribe, remove the Agent and appoint a successor agent.

          (iii) Removal of Agent Without Cause. The Required Holder(s) may (after consultations with the Company, unless a Default or an Event of Default has occurred and is continuing) at any time remove the Agent and appoint a successor agent by written notice of such action to the Company, the Agent and the successor agent. If no successor agent shall have been so appointed and have accepted appointment within forty-five (45) days after the giving of such notice of removal, the Agent may petition any court of competent jurisdiction for the appointment of a successor agent, or any Noteholder which has been a bona fide holder thereof for at least six (6) months may, on behalf of itself and all others similarly situated, petition any

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT
such court for appointment of a successor agent. Such court may thereupon, after such notice, if any, as it may deem proper and as it may prescribe, appoint a successor agent.

       (iv) Effective Date of Removal, Resignation and New Appointment.  Any
            ----------------------------------------------------------
resignation or removal of the Agent and appointment of a successor agent pursuant to any of the provisions of this Section 10 shall become effective upon acceptance of appointment by the successor agent as provided in Section 11.

       Section 11. Successor Agent. Any successor agent appointed as provided in Section 10 shall execute, acknowledge and deliver to each Noteholder, the Company and to its predecessor agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor agent shall become effective and such successor agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Agent herein; but, nevertheless, on the written request of the Required Holder(s) or of the successor agent, the agent ceasing to act shall, upon payment of all amounts then due it pursuant to the provisions of Section 7, execute and deliver an instrument or instruments transferring and assigning to such successor agent all the rights and powers of the agent so ceasing to act. Upon the request of any such successor agent, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor agent all such rights and powers. Any agent ceasing to act shall nevertheless have a prior claim and Lien to that of the Noteholders upon all property or funds held or collected by such agent to the extent of all amounts then due it pursuant to the provisions of Section 7.

       Upon acceptance of appointment by a successor agent as provided in this
Section 11, the Company shall give notice of the succession of such agent hereunder to the Noteholders and such other Persons as may be required by law or desirable to protect perfection of Lien within 20 days. If the Company fails to give such notice within such time, the successor agent shall give such notice in the name and at the expense of the Company.

       Section 12. Merger, Conversion or Consolidation of the Agent. Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to the corporate trust business of the Agent, shall, if eligible hereunder, be the successor of the Agent hereunder; provided, that such corporation shall be
                                      --------
eligible under the provisions of Section 9 without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT

       Section 13. Appointment of Co-Agent. In case of any litigation under this Agreement, the Note Agreement or any other Security Document, or in case of any enforcement of remedies or exercise of rights upon the occurrence of a Default or an Event of Default, or in case the Agent deems that, by reason of any present or future law of any jurisdiction, it may not or may not effectively exercise any of the powers, rights or remedies herein or in any Security Document granted to it or hold title to the properties, in trust, as herein or in any Security Document granted, or take any other action which may be desirable or necessary in connection therewith, the Agent shall be entitled to appoint, to the extent consistent with applicable law, one or more separate or additional co-agents.

       In the event that the Agent appoints an individual or institution as a separate or additional co-agent, (i) any appointment of any such co-agent by the Agent (other than an appointment, if consistent with applicable law in effect at the time of such appointment, of a local affiliate of the Agent shall be made only with the prior written consent of the Company and the Required Holder(s) (except that, if the Agent shall have received written notice from any Noteholder that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed, and (ii) each and every remedy, power, right, title, interest, trust, duty and obligation expressed or intended by this Agreement or by any Security Document to be exercised by or vested in, conveyed to or imposed upon, the Agent with respect thereto shall be exercisable by and vest in such separate or additional co-agent but only to the extent necessary, appropriate or desirable to enable such separate or additional co-agent to exercise or have vested in it such powers, rights, trusts, titles, interests, duties and obligations and remedies, and every covenant and obligation necessary, appropriate or desirable to the exercise thereof by such separate or additional co-agent shall run to and be enforceable by either of them.

       The Agent shall have the right to terminate the appointment of any such co-agent hereunder with the prior written consent of the Company and the Required Holder(s) (except that, if the Agent shall have received written notice from any Noteholder that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed. Should any instrument in writing from the Company be required by the separate or additional co-agent so appointed by the Agent to more fully and certainly vest in and confirm to it such remedies, rights, powers, titles, interests, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Company. In case any separate or additional co-agent, or a successor to either, shall become incapable of acting, resign or be removed, all the remedies, rights, powers, titles, interests, trusts, duties and obligations of such separate or additional co-agent, so far as permitted by law, shall vest in and be exercised by the Agent until the appointment of a new agent or successor to such separate or

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT
additional co-agent.

       Section 14. New Noteholders. Any Transferee of all or any part of any Note shall enter into an agreement acceding to the terms of this Agreement in the form set out in Annex I whereby it agrees to be bound by the provisions of this Agreement binding upon the Noteholders.

       Section 15. Treatment of Noteholders. The Agent may deem and treat the person registered as the holder of any Note in the register maintained by the Company (the "Register") as the owner thereof for all purposes hereof. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or any Note issued in exchange therefor.

       Section 16. Entire Agreement; Waivers. Each of the Agent, the Company and the Noteholders party hereto hereby agrees that this instrument contains the entire agreement between the parties and that there is and can be no other oral or written agreement or understanding whereby the provisions of this instrument have been or can be terminated, affected, varied, waived, amended or modified in any manner, unless the same be set forth and consented to in writing by the Required Holder(s).

       Section 17. Successors and Assigns. This Agreement shall without further consent of the Company or the Agent, pass to, and may be relied upon and enforced by, any successor or assignee of any Noteholder and any transferee or subsequent registered holder of any Note.

       Section 18. Notices. All communications provided for hereunder shall be in writing and in English and shall be sent by national overnight delivery service (with charges prepaid) or by facsimile with confirmation sent by first class mail and

     (i) if to any Purchaser, addressed to such Purchaser at the address specified for such communications in the Purchaser Schedule attached to the Note Agreement, or at such other address as such Purchaser shall have specified to the Company and the Agent in writing,

     (ii) if to any other holder of a Note, addressed to such other holder at such address as such other holder shall have specified to the Company and the Agent in writing or, if any such other holder shall not have so specified an address to the Company and the Agent, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company and the Agent, and

     (iii) if to the Agent, addressed to the Agent at The Chase Manhattan

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT

     Bank, N.A., 4 MetroTech Center, 3rd Floor, Brooklyn, New York 11245;
     Facsimile: (718) 242-5885 or 5886 or (718) 242-3529, and

     (iv) if to the Company, addressed to the Company at the address specified for such communications in the Note Agreement.

       Section 19. Governing Law, etc. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, without regard to conflicts of law.

       Section 20. No Waiver. No delay on the part of any holder of a Note, the Company or the Agent in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; and no notice to or demand on the Agent shall be deemed to be a waiver of the obligation of the Agent or of the rights of any holder of a Note to take further action without notice or demand as provided herein.

       Section 21. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

       Section 22. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT

       IN WITNESS WHEREOF, the parties hereto have caused this Appointment Agreement to be duly executed and delivered by their duly authorized officers on the day and year first above written.

                                          MAGINET CORPORATION


                                          By:
                                             -------------------------------
                                            Name:
                                            Title:

                                          THE CHASE MANHATTAN BANK, N.A.


                                          By:
                                             -------------------------------
                                            Name:
                                            Title:


                                          NEW YORK LIFE INSURANCE COMPANY


                                          By:
                                             -------------------------------
                                            Name:
                                            Title:


                                          THE MUTUAL LIFE INSURANCE
                                           COMPANY OF NEW YORK

                                          By:
                                             -------------------------------
                                            Name:
                                            Title:


                                          WASLIC COMPANY II


                                          By:
                                             -------------------------------
                                            Name:
                                            Title:


                                          NAMTOR BVC LP

                                          By:
                                             -------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT

                                                                         ANNEX 1
                                                                         -------


                            INSTRUMENT OF ACCESSION
                            -----------------------


     INSTRUMENT OF ACCESSION dated ________, _____, made by [New Noteholder], a
                                                         ----------------
company organized under the laws of __________ (the "Acceding Noteholder") in respect of the Appointment Agreement dated August 15, 1995 (the "Appointment Agreement") among The Chase Manhattan Bank, N.A., as collateral agent (the "Agent"), each of the Purchasers set forth on the Purchaser Schedule to the Note Agreement referred to below of the senior secured notes of MagiNet Corporation (the "Company") pursuant to the Note Agreement, dated as of August 15, 1995 (as the same may be supplemented or amended from time to time, herein called the "Note Agreement") among the Purchasers, the Company and the Agent. This Instrument of Accession is entered into pursuant to Section 11.5 of the Note Agreement and Section 14 of the Appointment Agreement. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Note Agreement.

     1.   Assumption.   The Acceding Noteholder hereby expressly assumes and
          ----------
agrees, with effect from and after the date hereof, to perform and observe each and every one of the covenants, conditions, obligations, duties and liabilities applicable to a "Noteholder" under the Appointment Agreement, jointly and severally with all other Noteholders under the Appointment Agreement, as if the Acceding Noteholder had been an original party thereto. All references to any Noteholder in any Note Document or any document, instrument or agreement executed and delivered or furnished in connection therewith shall be deemed to be and include references to the Acceding Noteholder.

     2.   Governing Law.  This Agreement shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

     IN WITNESS WHEREOF, the a Acceding Noteholder has caused this Agreement to be duly executed and delivered as a deed as of the day and year first above written.


[ACCEDING NOTEHOLDER]



By
   -----------------------
   Title:

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT

                                                                       EXHIBIT F
                                                           APPOINTMENT AGREEMENT

                                SECOND AMENDMENT

                           TO SHAREHOLDERS' AGREEMENT


     This SECOND AMENDMENT dated as of August 15, 1995, (the "Second Amendment")
                                                              ----------------
to the Shareholders' Agreement dated as of September 29, 1994, (the

"Shareholders' Agreement"), as amended by the First Amendment dated May 16,
 -----------------------
1995, attached hereto as Exhibit A, is entered into among MagiNet Corporation, a California corporation (the "Company") (formerly known as Pacific Pay Video
                             -------
Limited), the Holders of the Registration Rights pursuant to the Company's Shareholders' Agreement (individually, an "Existing Rights Holder", and
                                           ----------------------
collectively, the "Existing Rights Holders") and the holders of Common Stock
                   -----------------------
Warrants listed on Exhibit B attached hereto (the "the New Rights Holders").
                                                   ----------------------

     The Company and the Existing Rights Holders have, pursuant to Section 1.12 of the Shareholders' Agreement, agreed to amend the Shareholders' Agreement as set forth herein.


SECTION 1.  ADDITIONAL SHAREHOLDERS.
            -----------------------

     In consideration of the purchase by the New Rights Holders of the Company's Senior Secured Notes due 2000 (the "Notes") in the aggregate principal amount of
                                    -----
up to $30,000,000 and the issue of such Notes pursuant to the Note Agreement (the "Note Agreement") dated as of August 15, 1995 by and between the New
      --------------
Rights Holders and the Company, the Company, the Existing Rights Holders and the New Rights Holders agree that:

     (a) The New Rights Holders shall be considered Holders under the Shareholders' Agreement for all purposes, to the same extent as if they had been one of the original parties to the Shareholders' Agreement and the New Rights Holders accept the terms, conditions, rights and obligations of the Shareholders' Agreement; provided, however, that the New Rights Holders shall not be considered "Shareholders" for purposes of the Shareholders' Agreement.

     (b) The definition of "Common Warrants" shall be added to Section 1.1 of the Shareholders' Agreement as follows:

               ""Common Warrants" means those warrants to purchase shares of
                 ---------------
           Common stock of the Company granted to certain investors in connection with the purchase and sale of the Company's Senior Secured Notes due 2000 in the aggregate principal amount of up to $30,000,000 pursuant to the Note Agreement dated August 15, 1995."

     (c) The definition of "Holder" in Section 1.1 of the Shareholders' Agreement is restated as follows:

               ""Holder" means any holder of outstanding Registrable Securities;
                 ------
           provided, however, that for all purposes under this Section, a holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the COMSAT Warrant, the Original Warrants (as defined below), the First Bridge Warrants, the SVB\H&Q Warrants, the Second Bridge Warrants, Series C Warrants, the SVB Warrants, or the Common Warrants shall be deemed to be a Holder of the Registrable Securities into which such shares are then convertible or for which such warrants are then exercisable."

     (d) The definition of "Registrable Securities," in Section 1.1 of the Shareholders' Agreement is restated as follows:

               ""Registrable Securities" means (i) the shares of Common Stock
                 ----------------------
           issuable upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (the "Conversion Stock"), (ii) the shares of Common Stock issuable upon exercise of the warrants issued pursuant to the Second Series B Agreement (the "Original Warrants"), the COMSAT Warrant, the First Bridge Warrants, the SVB\H&Q Warrants, the Second Bridge Warrants, the SVB Warrants, the Common Warrants, or the Common Stock issuable upon conversion of the Series C Preferred Stock issuable upon exercise of the Series C Warrants (collectively, the "Warrant Shares"), (iii) the shares of Common Stock currently outstanding and not issued pursuant to the exercise of options or warrants (the "Founders' Stock"), and (iv) any shares of Common Stock of the Company issued or issuable, directly or indirectly, in respect of the stock described in (i), (ii) and (iii) upon any stock split, stock dividend, recapitalization, or similar event, or any shares of Common Stock otherwise issued or issuable with respect to such stock; provided, however, that Registrable Securities shall not include shares of Common Stock that have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned."

     (e) The definition of "Registration Expenses" in Section 1.1 of the Shareholders' Agreement is restated as follows:

               ""Registration Expenses" means all expenses incurred by the
                 ---------------------
           Company in complying with Sections 1.2, 1.3, and 1.4, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses shall not include expenses of the holders of Registrable Securities to the extent limited or precluded in applicable blue sky laws. Registration Expenses shall include the fees or expenses of one legal counsel to the Holders and one legal counsel to the New Rights Holders. Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale, or the fees or expenses of any additional legal counsel retained by any Holder or Holders."

     (f) The definition of "Restricted Securities" in Section 1.1 of the Shareholders' Agreement is restated as follows:

               ""Restricted Securities" means the Company's currently
                 ---------------------
           outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, the Conversion Stock, the Founders' Stock, the Original Warrants, the COMSAT Warrant, the First Bridge Warrants, the SVB\H&Q Warrants, the Second Bridge Warrants, the Series C Warrants, the SVB Warrants, the Common Warrants and the Warrant Shares, and any other securities issued in respect thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event."

     (g)   Section 1.3(b) of the Shareholders' Agreement is restated as follows:

           "(b)  Underwriting.  The right of any Holder to registration pursuant
                 ------------
           to Section 1.3 shall be conditioned upon the participation by such Holder in such underwriting, if any, and the inclusion of the Registrable Securities of such Holder in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities held by Holders. If a limitation of the number of shares to be included in such registration is required, then the Company shall so advise all Holders, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders of securities thereof: first, among all Holders of the Common Warrants in proportion as nearly as practicable, to the respective amounts of securities entitled to inclusion (determined without regard to any requirement of a request to be included in such registration) in such registration held by all such Holders at the time of filing the registration statement; second, should the underwriter's limitation permit inclusion of any additional securities, among all remaining Holders and other holders in proportion, as nearly as practicable, to the respective amounts of securities, other than Founders Shares, entitled to inclusion (determined without regard to any requirement of a request to be included in such registration)in such registration held by all such remaining Holders and other holders at the time of filing the registration statement; and third, should the underwriter's limitation permit inclusion of any additional securities, among all Holders in proportion, as nearly as practicable, to the respective amounts of Founders Shares entitled to inclusion (determined without regard to any requirement of a request to be included in such registration) in such registration held by all such Holders at the time of filing the registration statement; provided, however, that the number of Registrable Securities entitled to inclusion in any such registration, except for the registration of the initial public offering of the Company's securities, shall be no less than twenty percent (20%) of the total number of shares covered by such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration."

     (h)   Section 1.7(b) of the Shareholders' Agreement is restated as follows:

           "(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
           Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information (which information shall be limited to a brief description of the Holder, its holdings of the Registrable Securities to be sold, and its plan of distribution therefor) furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds to each such Holder of Registrable Securities sold pursuant to such registration statement."

     (i) Section 1.7(d) of the Shareholders' Agreement is amended to add the following proviso to the end of such section:

           "provided, however, that the obligations of each Holder to make contributions shall be limited to an amount equal to the net proceeds received by each such Holder of Registerable Securities sold pursuant to such registration statement."

     (j) Section 1.7 of the Shareholders' Agreement is amended by adding the following Section 1.7(e) thereto:

           "(e) The indemnity and contribution provided by each Holder of Registrable Securities under this Section 1.7 shall be provided severally and not either jointly or jointly and severally with any other Holder."

     (k)   Section 1.12 of the Shareholders' Agreement is restated as follows:

           "1.12  Amendment of Registration Rights.  The registration rights
                  --------------------------------
           provided in this Section may be amended or waived with the written consent of the Company and the holders of a majority of the Registrable Securities except (i) the rights of Holders of the Registrable Securities issuable upon exercise of the Common Warrants may only be amended or waived with the written consent of the Company and Holders of Common Warrants exercisable into shares of common stock which in the aggregate amount to at least seventy percent (70%) of the aggregate number of shares of common stock into which all the Common Warrants are exercisable, to the extent such rights are adversely affected by such amendment or waiver in a manner different from other Holders, and (ii) the rights provided in Section 1.3 may not be amended or waived, so as to adversely affect the holders of Founders Shares in a manner different from other Holders, without the written consent of the holders of a majority of the Founders Shares."

     (l)   Section 3.3(a) of the Shareholders' Agreement is restated as follows:

           "(a) Common Stock issuable upon conversion of Preferred Stock or exercise of common stock warrants (to the extent such common stock warrants are outstanding as of the closing of the transactions contemplated by the Note Agreement) or upon conversion of the Series C Preferred Stock issuable upon exercise of the Series C Warrants."

SECTION 2.  CONDITIONS OF EFFECTIVENESS.
            ---------------------------

     This Second Amendment shall become effective as of the date hereof only upon satisfaction in full of the following conditions precedent (the date upon which all such conditions have been satisfied being herein called the "Effective
                                                                       ---------
Date"):
- ----

     (a) The closing of the transaction set forth in the Note Agreement shall have occurred.

     (b) The New Rights Holders, the Company and the holders of a majority in interest of the Existing Rights Holders shall have executed this Second Amendment, and counterparts hereof bearing the signature of such parties shall have been delivered to the Company.


SECTION 3.  APPLICABLE LAW.
            --------------

     This Second Amendment shall be governed by and construed in accordance with the laws of the State of California.


SECTION 4.  COUNTERPARTS.
            ------------

     This Second Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.


SECTION 5.  AGREEMENT; TERMS.
            ----------------

     Except as expressly amended or waived hereby, the Shareholders' Agreement, as amended by the First Amendment, shall continue in full force and effect in accordance with the provisions thereof on the date hereof. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Shareholders' Agreement, as amended.


SECTION 6.  HEADINGS.
            --------

     The headings of this Second Amendment are for reference only and shall not limit or otherwise affect the meaning hereof.

        [Signature Page to Second Amendment to Shareholders' Agreement]


     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                    COMPANY:

                                    MAGINET CORPORATION


                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

        [Signature Page to Second Amendment to Shareholders' Agreement]


                                    EXISTING RIGHTS HOLDERS:


                                    ____________________________________________
                                    ROBERT R. CREAGER



                                    SUNSET PARTNERS, L.P.


                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________


                                    SUNSET PARTNERS II, L.P.


                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________


                                    SUNSET PARTNERS III, L.P.


                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

        [Signature Page to Second Amendment to Shareholders' Agreement]


                                    NEW RIGHTS HOLDER:


                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

                           PACIFIC PAY VIDEO LIMITED

                            SHAREHOLDERS' AGREEMENT


     This Shareholders' Agreement (the "Shareholders' Agreement") is made as of September 29, 1994 by and among PACIFIC PAY VIDEO LIMITED, a California corporation (the "Company"), and the persons and entities listed on Exhibit A
                                                                    ---------
attached hereto (the "Shareholders").

                                R E C I T A L S

     A. On July 23, 1992, the Company and certain securityholders of the Company entered into a Series A Preferred Stock Purchase Agreement (the "Series A Agreement"), which, among other things, conferred upon certain securityholders of the Company rights regarding the registration of shares of the Company's Common Stock, certain covenant rights, and rights of first refusal upon the sale of securities by any Purchasers (as those terms are defined in the Series A Agreement).

     B. On August 31, 1992, the Company and certain securityholders of the Company entered into a Series B Preferred Stock Purchase Agreement (the "Series B Agreement"), which, among other things, conferred upon certain securityholders of the Company certain covenant rights and rights regarding the registration of shares of the Company's Common Stock which superseded the registration rights granted in the Series A Agreement.

     C. On March 17, 1993, the Company and certain securityholders of the Company entered into a Series B Preferred Stock and Warrant Purchase Agreement (the "Second Series B Agreement"), which, among other things, conferred upon certain securityholders of the Company certain covenant rights, rights of first refusal, and rights regarding the registration of shares of the Company's Common Stock which superseded the registration rights granted in the Series B Agreement.

     D. On September 29, 1993, the Company granted to COMSAT Video Enterprises a warrant to purchase up to 1,575,000 shares of the Company's Common Stock (the "COMSAT Warrant") and in connection therewith, the Company and certain other parties to the Second Series B Agreement entered into an Amendment No. 1 to the Second Series B Agreement (the "Series B Amendment"), which provided that the shares of Common Stock issuable upon exercise of the COMSAT Warrant would be deemed "Registrable Securities" under Section 8 of the Series B Agreement.

     E. On March 10, 1994, in connection with the Note and Warrant Purchase Agreement, the Company issued Warrants to purchase Common Stock (the "First Bridge Warrants"); and the Company and certain parties to the Second Series B Agreement, as amended, entered into a new agreement (the "Registration Rights Agreement"), which superseded Section 8 of the Second Series B Agreement, as amended by the Series B Amendment, in its entirety, contained provisions substantially similar to those of Section 8 of the Second Series B Agreement, as amended by the Series B Amendment, and granted such rights to the holders of First Bridge Warrants.

     F. On June 20, 1994, the Company granted to Silicon Valley Bank ("SVB") and Hambrecht & Quist Guaranty Finance ("H&Q") warrants to purchase Common Stock of the Company (the "SVB/H&Q Warrants"), and in connection therewith, the Company and certain other parties to the Registration Rights Agreement entered into the First Amendment to Registration Rights Agreement (the "First Amendment"), which provided that the shares of Common Stock issuable upon exercise of the SVB/H&Q Warrants would be deemed "Registrable Securities" under the Registration Rights Agreement.

     G. On September 12, 1994, in connection with the Second Note and Warrant Purchase Agreement, the Company agreed to issue certain warrants to purchase Common Stock (the "Second Bridge Warrants"); and the Company and certain parties to the Registration Rights Agreement, as amended, entered into the Second Amendment to Registration Rights Agreement (the "Second Amendment"), which provided that the shares of Common Stock issuable upon exercise of the Second Bridge Warrants would be deemed "Registrable Securities" under the Registration Rights Agreement, as amended.

     H. In connection with the issuance of Series C Preferred Stock (the "Series C Preferred") and warrants to purchase Series C Preferred Stock (the "Series C Warrants") pursuant to the Series C Preferred Stock Purchase Agreement (the "Series C Agreement"), the Shareholders constituting the holders of a majority of the Registrable Securities (as that term is defined in the Registration Rights Agreement, as amended) desire to enter into a new agreement which will restate and supersede the Registration Rights Agreement, in its entirety, and which will grant such registration rights to the holders of the Series C Preferred and Series C Warrants. In addition, the Shareholders desire to provide for certain rights and restrictions as to the securities held by certain Shareholders as provided herein.

The parties hereto agree as follows:


                                   SECTION 1

                              REGISTRATION RIGHTS
                              -------------------

     1.1    Certain Definitions.  As used in this Shareholders' Agreement, the
            -------------------
following definitions shall apply:

            "Commission" means the Securities and Exchange Commission or any
             ----------
other federal agency at the time administering the Securities Act.

            "Holder" means any holder of outstanding Registrable Securities;
             ------
provided, however, that for all purposes under this Section, a holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the COMSAT Warrant, the Original Warrants (as defined below), the First Bridge Warrants, the SVB\H&Q Warrants, the Second Bridge Warrants, or the Series C Warrants shall be deemed to be a Holder of the Registrable Securities into which such shares are then convertible or for which such warrants are then exercisable.

            "Initiating Holders" means Holders of not less than 40% of the
             ------------------
Registrable Securities.

            "Registrable Securities" means (i) the shares of Common Stock
             ----------------------
issuable upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (the "Conversion Stock"), (ii) the shares of Common Stock issuable upon exercise of the warrants issued pursuant to the Second Series B Agreement (the "Original Warrants"), the COMSAT Warrant, the First Bridge Warrants, the SVB\H&Q Warrants, the Second Bridge Warrants, or the Common Stock issuable upon conversion of the Series C Preferred Stock issuable upon exercise of the Series C Warrants (collectively, the "Warrant Shares"),
(iii) the shares of Common Stock currently outstanding and not issued pursuant to the exercise of options or warrants (the "Founders' Stock"), and (iv) any shares of Common Stock of the Company issued or issuable, directly or indirectly, in respect of the stock described in (i), (ii) and (iii) upon any stock split, stock dividend, recapitalization, or similar event, or any shares of Common Stock otherwise issued or issuable with respect to such stock; provided, however, that Registrable Securities shall not include shares of
- --------  -------
Common Stock that have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned.

            "Registration Expenses" means all expenses incurred by the Company
             ---------------------
in complying with Sections 1.2, 1.3 and 1.4, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses shall not include expenses of the holders of Registrable Securities to the extent limited or precluded in applicable blue sky laws. Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale. Registration Expenses shall include the fees or expenses of one legal counsel to the Holders.

            "Restricted Securities" means the Company's currently outstanding
             ---------------------
Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, the Conversion Stock, the Founders' Stock, the Original Warrants, the COMSAT Warrant, the First Bridge Warrants, the SVB\H&Q Warrants, the Second Bridge Warrants, the Series C Warrants, and the Warrant Shares, and any other securities issued in respect thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event.

            "Securities Act" means the United States Securities Act of 1933, as
             --------------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, as shall be in effect at the time.

            The terms "register", "registered" and "registration" refer to a
                       --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed), and the declaration or ordering of the effectiveness of such registration statement; provided, however, that the foregoing terms shall also include a registration in a foreign jurisdiction to the extent set forth in
Section 1.18.

     1.2    Requested Registration.
            ----------------------

            (a)  Request for Registration.  In case the Company shall receive
                 ------------------------
from Initiating Holders a written request six (6) months after the effective date of the initial registration of the Company's securities, that the Company effect any underwritten registration, qualification, or compliance with respect to Registrable Securities held by such Initiating Holders, then the Company shall:

                    (i) promptly give written notice of the proposed registration, qualification, or compliance to all other Holders; and

                   (ii) as soon as practicable, use its most diligent efforts to effect all such registration, qualification, or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in a written request received by the Company within 20 days after the date the Company mails such written notice;

                 Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 1.2:

                         (A)  In any jurisdiction in which the Company would be
required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (B)  During the period starting with the date sixty
days prior to the Company's estimated date of filing of, and ending on the date six months immediately following the effective date of any registration statement pertaining to equity securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan or initiated by security holders);

                         (C)  Unless the registration will be requested for at
least ten percent (10%) of the Registrable Securities; or

                         (D)  At any time during which the Company is qualified
to use Form S-3 for registration of the Registrable Securities held by the Holders.

                 Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, and in any event within 90 days, after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to Holders requesting a registration statement under this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided further, that the Company may not utilize this right more than once in any twelve month period.

            (b)  Underwriting.  The right of any Holder to registration
                 ------------
pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) and to the extent provided herein.

                 The Company shall (together with all Holders and holders of other securities proposing to distribute their securities through such underwriting) enter into an underwriting agree ment in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the securities of the Company entitled to be included in such registration which are not Registrable Securities shall be excluded from such registration to the extent required by such limitation. If a limitation of the number of shares is still required, then the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall first be allocated among Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities, other than Founders Shares, entitled to inclusion (determined without regard to any requirement of a request to be included in such registration) in such registration held by all such Holders at the time of filing the registration statement and, second, should the underwriter's limitation permit inclusion of any additional securities, among all Holders in proportion, as nearly as practicable, to the respective amounts of Founders Shares entitled to inclusion (determined without regard to any requirement of a request to be included in such registration) in such registration held by all such Holders at the time of filing the registration statement. No Registrable Securities or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

                 If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion and manner used in determining the underwriter limitation in this Section 1.2(b).

                 If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

     1.3    Company Registration.
            --------------------

            (a)  Notice of Registration.  If at any time or from time to time,
                 ----------------------
the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Rule 145 transaction, the Company shall:

                 (i)   promptly give to each Holder written notice thereof; and

                 (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request by each Holder received by the Company within 15 days after the Company mails such written notice, subject to the provisions below.

            (b)  Underwriting.  The right of any Holder to registration
                 ------------
pursuant to Section 1.3 shall be conditioned upon the participation by such Holder in such underwriting, if any, and the inclu sion of the Registrable Securities of such Holder in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities held by Holders. If a limitation of the number of shares to be included in such registration is required, then the Company shall so advise all Holders, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders of securities thereof first among all Holders and other holders in proportion, as nearly as prac ticable, to the respective amounts of securities, other than Founders Shares, entitled to inclusion (determined without regard to any requirement of a request to be included in such registration) in such registration held by all such Holders and other holders at the time of filing the registration statement and, second, should the underwriter's limitation permit inclusion of any additional securities, among all Holders in proportion, as nearly as practicable, to the respective amounts of Founders Shares entitled to inclusion (determined without regard to any requirement of a request to be included in such registration) in such registration held by all such Holders at the time of filing the registration statement; provided, however, that the number of Registrable Securities entitled to inclusion in any such registration, except for the registration of the initial public offering of the Company's securities, shall be no less than twenty percent (20%) of the total number of shares covered by such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

            (c)  Right to Terminate Registration.  The Company shall have the
                 -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     1.4    Form S-3 Registration.  In case the Company shall receive from a
            ---------------------
Holder or Holders a written request that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to an amount of the Registrable Securities owned by such Holder or Holders for which the anticipated aggregate offering price would be at least $500,000, the Company shall:

            (a) promptly give written notice of the proposed registration, and any related qualification or compliance to all other Holders; and

            (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this Section 1.4: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Company shall furnish to the Holders a certificate signed by the president of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the initiating request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than twice in any twelve month period; (3) if the Company has, within the 12 month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this Section 1.4; or (4) in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                 Subject to the foregoing, the Company shall effect such registration, qualification, or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3.

                 If the registration to be effected pursuant to this Section 1.4 is to be an underwritten public offering, it shall be managed by an underwriter or underwriters acceptable to the Company selected by a majority in interest of the Holders requesting registration. In such event, the right of any Holder to registration pursuant to Section 1.4 shall be conditioned upon the participation by such Holder in such underwriting and the inclusion of the Registrable Securities of such Holder in the underwriting to the extent provided herein. If the managing underwriter so selected determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities held by such Holders to be included in such registration. The Company shall so advise such Holders, and the number of shares of Registrable Securities that may be included in the registration shall be allocated among such Holders in propor tion to the respective amounts of Registrable Securities which would be held by each of such Holders at the time of filing of the registration statement. Any Registrable Securities that are so excluded from the underwriting shall be excluded from the registration. As used throughout this Section the term "Form S-3" shall be deemed to include any equivalent successor form for registration pursuant to the Act.

     1.5    Expenses of Registration.
            ------------------------

            All Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 1.2, 1.3, and 1.4 shall be borne by the Company; provided, however, that the Company shall not be required to pay for expenses of (i) any registrations requested pursuant to
Section 1.2 after the Company has effected three (3) such registrations pursuant to Section 1.2 or 1.4 and such registrations have been declared or ordered effective, and (ii) any registration proceeding begun pursuant to Section 1.2, the request of which has been subsequently withdrawn by the Initiating Holders, in which case such expenses shall be borne by the Holders of securities (including Registrable Securities) pro rata in accordance with the number of shares initially sought to be registered requesting or causing such withdrawal, unless the Holders shall agree that such withdrawn registration shall be counted as a registration for purposes of Section 1.2(a)(ii)(D). Notwithstanding the foregoing, if such withdrawal is occasioned by the disclosure to the Initiating Holders of a material adverse fact regarding the Company not known by the Initiating Holders at the time of their request for registration then the Company will bear such Registration Expenses and the Holders will retain their rights under Section 1.2 hereof.

     1.6    Registration Procedures.  If and whenever the Company is required by
            -----------------------
the provisions of this Section to use its most diligent efforts to effect promptly the registration of Registrable Securi ties, the Company shall:

            (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its most diligent efforts to cause such registration statement to become and remain effective as provided herein.

            (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition of the prospective seller or sellers of such Registrable Securities, but for no longer than one hundred twenty (120) days subsequent to the effective date of such registration in the case of a registration statement on Form S-1 (or any similar form of registration statement required to set forth substantially identical information) and for no longer than 90 days in the case of a registration statement on Form S-3.

            (c) Furnish to each prospective seller of Registrable Securities such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities of such seller.

     1.7    Indemnification.  In the event any of the Registrable Securities are
            ---------------
included in a registration statement under this Section:

            (a) The Company will indemnify each Holder, each of its officers and directors and partners and such Holder's separate legal counsel and independent accountants, and each person con trolling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors and partners and such Holders' separate legal counsel and independent accountants and each person con trolling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

            (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person con trolling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

            (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the state ments or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     1.8    Information by Holder.  The Holder or Holders of Registrable
            ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

     1.9    Rule 144 Reporting.  With a view to making available the benefits of
            ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company and until five years from the date hereof, the Company shall use its best efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, beginning 90 days after (i) the effective date of the first registration statement filed by the Company for an offering of its securities to the general public, (ii) the Company registers a class of securities under Section 12 of the Securities Exchange Act of 1934, as amended, or (iii) the Company issues an offering circular meeting the requirements of Regulation A under the Securities Act;

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

            (c) Furnish to any Holder promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     1.10   Assignment of Registration Rights.  The rights to cause the
            ---------------------------------
Company to register securities granted under this Section may be assigned to a transferee or assignee in connection with the transfer or assignment of Registrable Securities only if such shares represent at least 1% of the outstanding shares of the Company's capital stock (assuming conversion of all Preferred Stock to Common Stock, exercise of all warrants for Common Stock and the conversion of all Series C Preferred Stock issuable upon the exercise of the Series C Warrants) on the date of such assignment.

     1.11   Limitations on Subsequent Registration Rights.  From and after the
            ---------------------------------------------
date of this Shareholders' Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.

     1.12   Amendment of Registration Rights.  The registration rights provided
            --------------------------------
in this Section may be amended or waived with the written consent of the Company and the holders of a majority of the Registrable Securities except that the rights provided in Section 1.3 may not be amended or waived, so as to adversely affect the holders of Founders Shares in a manner different from other Holders, without the written consent of the holders of a majority of the Founders Shares.

     1.13   Termination of Registration Rights.  No Holder shall be entitled to
            ----------------------------------
exercise any right provided for in this Section 1 after five years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the initial firm commitment underwritten offering of its securities to the general public or at such time as all Registrable Securities held by such Holder may immediately be sold under Rule 144 during any 90-day period.

     1.14   Lock-Up Provision.  If requested by the Company and an underwriter
            -----------------
of securities of the Company, no Holder shall sell or otherwise transfer or dispose of any Restricted Securities (other than those securities included in the registration) during the up to 180-day period following the effective date of a registration statement filed in connection with the public offering of the Company's securities, provided that all officers and directors enter into similar agreements. The obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar form that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the one hundred eighty (180) day period.

     1.15   Option to Conduct Foreign Registration.  To the extent the Company
            --------------------------------------
is obligated to register securities pursuant to this Section 1, such obligation may be satisfied, at the Company's option, by effecting a registration in a jurisdiction other than the United States, pursuant to the applicable securities laws of such jurisdiction. In the event the Company effects a registration in a foreign jurisdiction, provided that in the good faith judgment of the board of directors of the Company registration in such jurisdiction is in the best interests of the Company and its shareholders, and the Holders will not be materially adversely affected by such choice of jurisdiction, (i) the rights of holders of Registrable Securities pursuant to Section 1.3 hereof shall apply to such registration, and (ii) references in this Section 1 to laws, rules, and customary practices applicable to a registration under United States securities laws shall be interpreted so as to reflect as nearly as possible the relevant laws, rules, and customary practices related to a securities registration in the jurisdiction in which such registration is made.

      1.16     Coordination of Prior Rights.  Certain of the Shareholders,
               ----------------------------
constituting a majority in interest of the Holders (as defined in the Registration Rights Agreement, as amended) hereby agree that the execution and delivery of this Shareholders' Agreement is an amendment of the Registration Rights Agreement, as amended, and that the registration rights contained therein shall be null and void as of the execution hereof and shall be superseded in their entirety by the terms of this Shareholders' Agreement.


                                   SECTION 2

                                    VOTING
                                    ------

     2.1    Voting of Shares.  The Shareholders each agree to hold all shares of
            ----------------
voting capital stock of the Company registered in their respective names or beneficially owned by them or any of their respective affiliates as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by each such Shareholder after the date hereof) (hereinafter collectively referred to as the "Shares") subject to, and to vote the Shares in accordance with, the provisions of this Section 2.

     2.2    Election of Directors.  Each time the Shareholders shall meet, or
            ---------------------
act by written consent in lieu of acting at a meeting, for the purpose of electing one or more directors of the Company, each Shareholder agrees to vote its Shares for the election of (i) three (3) representatives of Sunset Partners (hereinafter defined as Sunset Partners, L.P., Sunset Partners II, L.P., and Sunset Partners III, L.P. collectively), and (ii) one (1) representative of Pomona Capital and its affiliated partnerships; provided, however, that each
                                                --------  -------
Shareholder also agrees to vote its
shares for the election of two representatives of the holders of Series C Preferred Stock as two additional directors (resulting in a board of nine directors) if the Company fails to meet any one or more of the following three criteria for the period (the "Relevant Period") commencing on the date hereof and ending December 31, 1996:

     (a) average gross revenues per room of not less than $30 per month for the Relevant Period,

     (b) at least 100,000 rooms installed by the end of the Relevant Period, and

     (c) a capital cost per room (including the cost of interactive shopping, but excluding the cost of televisions) of not more than $600 based on rooms added during the Relevant Period.

The obligation assumed by each Shareholder hereunder to vote its Shares as set forth above shall be deemed to be a right coupled with an interest in favor of each other Shareholder, and each other Shareholder may, by acting through a person designated by Shareholders holding a majority of the Shares subject to this provision, vote such Shareholder's Shares by proxy. The parties to this Agreement shall vote their Shares to maintain a board of seven directors, unless one or more of the foregoing three criteria are not met during the Relevant Period. In which case, the parties hereto shall vote their Shares to increase the board to nine directors with the additional two directors nominated and elected as set forth above.

     2.3    Successors; Directors.  In the event that any of the individuals or
            ---------------------
entities identified in Section 2.2 is unable or unwilling to serve on the Board of Directors of the Company, his successor shall be chosen by the person or entity (or persons or entities) whom that director is representing. With respect to the representatives of holders of the Series C Preferred Stock, the representatives shall be selected by a majority of the Series C Preferred Stock.

     2.4    Effectiveness; Termination.  This Section 2 shall become effective
            --------------------------
on the date hereof. This Section 2 shall terminate upon the closing of the Company's first offering of voting equity securities to the public pursuant to a registration statement filed with the Securities and Exchange Commission. If Sunset Partners holds less than 50% of the shares of Series C Preferred Stock it holds on the effective date of this Shareholders' Agreement, then each Shareholder agrees to vote its shares for the election of two (2) representatives of Sunset Partners. If Sunset Partners holds less than 25% of the shares of Series C Preferred Stock it holds on the effective date of this Shareholders' Agreement, then each Shareholder agrees to vote its shares for the election of one (1) representative of Sunset Partners. With respect to Sunset Partners, the provisions of this Section 2 shall terminate when Sunset Partners holds less than 10% of the shares of Series C Preferred Stock it holds on the effective date of this Shareholders' Agreement. With respect to Pomona Capital, the provisions of this Section 2 shall terminate when Pomona Capital and its affiliated partnerships hold less than 50% of the shares of Series C Preferred Stock such entities hold on the effective date of this Shareholders' Agreement.

     2.5    Representations.  Each Shareholder represents and warrants to the
            ---------------
other Shareholders that (a) it now owns (or, upon the distribution thereof, will own) the Shares, free and clear of liens or encumbrances, and has not, prior to the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement with respect to the Shares other than one which has expired or terminated prior to the date hereof, and (b) such Shareholder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Shareholder enforceable in accordance with its terms.


                                   SECTION 3

                            RIGHT OF FIRST REFUSAL
                            ----------------------

     3.1    The Right.  The Company hereby grants to ((a) each holder of
            ---------
Series C Preferred Stock of the Company and (b) holders of more than five percent (5%) of the voting capital of the Company prior to the issuance of the Series C Preferred Stock (collectively the Right Holders and each a "Right Holder"), the right to purchase such Right Holder's Pro Rata Share (as defined below) of any New Securities (as defined below) which the Company may, from time to time, proposed to sell and issue, on the same terms and conditions and for the same price as set forth in the notice described in Subsection 3.2 hereof. Each Right Holder's "Pro Rata Share" for purposes of this right of first refusal is the ratio of (i) the total number of shares of Common Stock held by Shareholder as of the date of the notice, assuming the conversion of all Preferred Stock, to (ii) the total aggregate shares of Common Stock outstanding assuming the conversion of all Preferred Stock.

     3.2    Notice.  The Company shall give to such Right Holder written notice
            ------
of the proposed offer to sell and issue any of the new Securities, which written notice shall contain the terms of such proposed sale in reasonable detail and shall be delivered to such Right Holder not less than twenty (20) days prior to the date such securities are proposed to be sold and issued. Such Right Holder shall have the right to exercise the option granted pursuant to Subsection 3.1 above by giving written notice thereof to the Company prior to the expiration of such twenty (20) day period, specifying the amount of securities which such Right Holder desires to purchase. In the event such Right Holder does not give such notice, then the Company shall be free to sell and issue such New Securities to other parties, but only on the same terms as set forth in said written notice. If the Company does not sell and issue such New Securities on such terms within 180 days of the expiration of the Right Holder's right of first refusal hereunder, then such New Securities shall once again be subject to the right of first refusal set forth in this Section 3.

     3.3    New Securities.  The term "New Securities" as used in this Section 3
            --------------
shall mean any shares of the Company's Common Stock or Preferred Stock, rights, options or warrants to purchase such shares of Common Stock or Preferred Stock, Convertible Securities, and securities of any type whatsoever that are, or may become, convertible into such shares of Common Stock or Preferred Stock; provided that "New Securities" does not include:

            (a) Common Stock issuable upon conversion of the Preferred Stock or exercise of the Common Warrants or upon conversion of the Series C Preferred Stock issuable upon exercise of the Series C Warrants;

            (b) securities issued in an underwritten public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended;

            (c) securities issued pursuant to the acquisition of another corporation by merger, purchase of all or substantially all of the assets, or other reorganization;

            (d) securities issued to employees, officers, or directors of, or consultants to, the corporation, pursuant to stock option, purchase or bonus plans or agreements on terms approved by the Board of Directors;

            (e) securities issued to dealers, trade vendors, sales representatives, equipment lessors, commercial lenders (or their guarantors) or joint venturers of the Company on terms approved by the Board of Directors; and

            (f) securities issued to effect any stock split or stock dividend by the Company.

     3.4    Termination.  The rights granted by this Section 3 shall terminate
            -----------
immediately prior to the closing of a public offering of the Company's equity securities pursuant to registration statement filed under the Securities Act of 1933, as amended.


                                   SECTION 4

                 TRANSFER RESTRICTIONS; RIGHTS OF FIRST OFFER
                 --------------------------------------------

     4.1    Restrictions on Transfer.  The Shareholders agree not to sell,
            ------------------------
assign, pledge, or in any other manner transfer any of the Company's securities held by them, or any right or interest therein, whether voluntarily or by operation of law, or otherwise, except (a) sales made in a registered public offering or in an open market transaction, or (b) private sales for cash consideration made subject to the rights of first offer specified in this
Section 4. The foregoing notwithstanding, no sale, assignment, pledge, or transfer, of any of the Company's securities, or any right or interest therein, whether voluntarily or by operation of law, or otherwise, may be made by any Shareholder (i) to an Adverse Person, as defined below, or (ii) that would result in such transferee holding in excess of ten percent (10%) of voting capital stock of the Company registered in their respective names or beneficially owned by them or any of their respective affiliates as of the date thereof.

     4.2    Adverse Person.  The term "Adverse Person" as used in this Section 4
            --------------
shall mean any corporation or entity which at such time is a competitor of the Company or any affiliate of such corporation or entity.

     4.3    Right of First Offer.  Pursuant to the restrictions set forth in
            --------------------
Section 4.1 above:

            (a) Prior to any transfer of the Company's securities, the Transferring Shareholder (the "Transferring Shareholder") shall promptly notify the Company and all holders of Series C Preferred Stock (not including the Transferring Shareholder) (the "Remaining Series C Holders") of the terms and conditions of such purchase offer (the "Purchase Offer"). Such notice shall set forth (a) the Transferring Shareholder's bona fide intention to transfer such securities; (b) the securities to be transferred; and (c) the cash price or, in reasonable detail, other consideration, per share for which the Transferring Shareholder proposes to transfer such securities.

            (b) For twenty (20) days following receipt of such notice, the Company shall have the option to purchase all or any portion of the securities specified in the notice upon the terms specified in the Purchase Offer. If the Company elects to purchase any of the securities specified in the notice, the Company will deliver written notice to the Transferring Shareholder. Settlement for the purchase of the securities shall be made as provided below.

            (c) In the event the Company does not elect to acquire all of the securities specified in the Purchase Offer, the Company shall so notify the Remaining Series C Holders who at such time shall have the option to purchase such securities on a pro rata basis determined by applying (i) the ratio of the number of shares of Common Stock held by the Series C Holder as of the date of the notice to the number of shares of Common Stock held by the Remaining Series C Holders in aggregate, assuming the conversion of all Preferred Stock in both cases, to (ii) the number of securities available through the Purchase Offer, provided that the securities allocated to any remaining Series C Holder that does not elect to acquire the securities shall be allocated pro rata to those that do elect. If any Remaining Series C Holder elects to purchase any of the remaining securities specified in the notice, such Remaining Series C Holder shall deliver written notice to the Transferring Shareholder and the Company. Settlement for the purchase of the securities shall be made as provided below.

            (d) In the event the Remaining Series C Holders elect not to purchase all of the remaining securities specified in the Transferring Shareholder's notice, the Transferring Shareholder may sell to any transferee (subject to Sections 4.1 and 4.2 above) on the terms of the

Purchase Offer the remainder of the securities specified in the notice provided that such sale closes within sixty (60) days of the expiration of the Remaining Series C Holder's twenty (20) day notice period and that the sale is on terms substantially similar to those specified in the Transferring Shareholder's notice.

            (e) Settlement for any or all of the securities elected to purchase under this Section 4 shall be made in cash within five (5) business days after the Transferring Shareholder receives the notice from the Company or the Remaining Series C Holders that it is electing to purchase some or all of the securities; provided, however, that if the terms of the Purchase Offer called for payment other than in cash, the Company or the Remaining Series C Holders shall pay for such securities on the same terms and conditions set forth in the Transferring Shareholders' notice.

            (f) Any sale or transfer, or purported sale or transfer, of the Company's securities shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly observed and followed. The Company will not be required (i) to transfer on its books any shares that have been sold, gifted or otherwise transferred in violation of this Shareholders' Agreement, or (ii) to treat as owner of such shares, or to accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such shares may have been so transferred.

            (g) Each certificate representing securities now or hereafter owned by the Shareholders or issued to any permitted transferee shall be endorsed with the following legend or its substantial equivalent:

     "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST OFFER COPIES OF WHICH MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

            (h) The legend shall be removed and the right of first offer shall terminate immediately prior to the closing of the sale of the Company's Common Stock in a bona fide underwritten public offering registered under the Act.

     4.4    Permitted Transfers.  The transfer restrictions and rights of first
            -------------------
offer of the Company and of the Series C Preferred Stock shall not pertain or apply to (i) any transfer to the spouse or to a trust for the benefit of the Transferring Shareholder or his or her spouse, brother(s), sister(s), ancestors, descendants, in any combination, (ii) any sale of securities pursuant to any exercise of registration rights as set forth in Section 1 of this Shareholders' Agreement, (iii) any affiliates of the Transferring Shareholder, or (iv) any distribution to the partners of a Transferring Shareholder which is a limited partnership, which distribution is consistent with the terms of such limited partnership agreement; provided that (A) the Transferring Shareholder shall inform the

Company and Remaining Series C Holders of such transfer prior to effecting it and (B) except for Section 4.4(ii), the transferee (the "Permitted Transferee") shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Shareholders' Agreement applicable to the shareholder.


                                   SECTION 5

                 COORDINATION OF PRIOR RIGHTS OF FIRST REFUSAL
                 ---------------------------------------------

     5.1    Second Series B Agreement Rights of First Refusal.  Pursuant to
            -------------------------------------------------
Section 10.4 ("Entire Agreement; Amendment and Waiver") of the Second Series B Agreement, as amended, certain of the undersigned Shareholders, constituting a majority in interest of the persons entitled to the right of first refusal set forth in Section 9 ("Right of First Refusal") therein, hereby agree that the execution and delivery of this Shareholders' Agreement is an amendment of the Second Series B Agreement, as amended, and that the rights of first refusal contained therein shall be null and void as of the execution hereof and shall be superseded in their entirety by the terms of this Shareholders' Agreement.

     5.2    Series A Agreement Rights of First Refusal.  Pursuant to Section
            ------------------------------------------
10.4 ("Entire Agreement; Amendment and Waiver") of the Series A Agreement, certain of the undersigned Shareholders, constituting a majority in interest of the holders of Securities (as defined therein) and the Company hereby agree that the execution and delivery of this Shareholders' Agreement is an amendment of the Series A Agreement and that the rights of first refusal contained in Section 9 ("Right of First Refusal of Company and Purchasers") therein shall be null and void as of the execution hereof and shall be superseded in their entirety by the terms of this Shareholders' Agreement.


                                   SECTION 6

                    COORDINATION OF PRIOR COVENANTS RIGHTS
                    --------------------------------------

     6.1    Series B Agreement Covenants.  Pursuant to Section 9.4 ("Entire
            ----------------------------
Agreement; Amendment and Waiver") of the Series B Agreement certain of the undersigned Shareholders, constituting a majority in interest of the holders of Securities (as defined therein) and the Company hereby agree that the execution and delivery of this Shareholders' Agreement is an amendment of the Series B Agreement, and that the covenant rights set forth in Section 7 ("Covenants of the Company and the Purchaser") of the Series B Agreement shall be null and void as of the execution hereof and shall be superseded in their entirety by the terms of this Shareholders' Agreement.

     6.2    Series A Agreement Covenants.  Pursuant to Section 10.4 ("Entire
            ----------------------------
Agreement; Amendment and Waiver") of the Series A Agreement, certain of the undersigned Shareholders, constituting a majority in interest of the holders of Securities (as defined in the Series A Agreement) and the Company hereby agree that the execution and delivery of this Shareholders' Agreement is an amendment of the Series A Agreement and that the covenant rights set forth in Section 7 ("Covenants of the Company and the Purchaser") shall be null and void as of the execution hereof and shall be superseded in their entirety by the terms of this Shareholders' Agreement.

     6.3    Second Series B Agreement Covenants.  Pursuant to Section 10.4
            -----------------------------------
("Entire Agreement; Amendment and Waiver") of the Second Series B Agreement, as amended, certain of the undersigned Shareholders constituting a majority in interest of the holders of Securities (as defined therein) and the Company hereby agree that the execution and delivery of this Shareholders' Agreement is an amendment of the Second Series B Agreement, as amended, and that the covenant rights set forth in Section 7 ("Covenants of the Company and Purchaser") shall be null and void as of the execution hereof and shall be superseded in their entirety by the terms of this Shareholders' Agreement.


                                   SECTION 7

                    COORDINATION OF PRIOR CO-SALE AGREEMENT
                    ---------------------------------------

     Pursuant to Section 5.5 of the Amended and Restated Co-Sale Agreement dated March 17, 1993, by and between Robert R. Creager, the Company, and certain Securityholders of the Company (the "Restated Co-Sale Agreement'), certain of the undersigned Shareholders, constituting the Major Shareholder and the Preferred Shareholders holding a majority of the Preferred Shares (as those terms are defined therein) and the Company hereby agree that the Restated Co-Sale Agreement is null and void as of the execution hereof and that this Shareholders' Agreement supersedes any and all rights contained therein.


                                   SECTION 8

                    COORDINATION OF PRIOR VOTING AGREEMENT
                    --------------------------------------

     Pursuant to Section 3.3 of the Voting Agreement (the "Voting Agreement") dated as of October 15, 1992, by and among the Company and certain Securityholders of the Company as amended by the Amendment and Agreement to be Bound dated March 17, 1993, the undersigned Shareholder, constituting holders of more than 50% of the Shares (as defined therein) subject to the Voting Agreement, hereby agree that the execution and delivery of this Shareholders' Agreement is an amendment of the Voting Agreement, and that the Voting Agreement, as amended, is null and void as of the execution hereof and that this Shareholders' Agreement supersedes any and all rights contained therein.


                                   SECTION 9

             COORDINATION OF PRIOR RIGHT OF FIRST OFFER AGREEMENT
             ----------------------------------------------------

     The Company and COMSAT Video Enterprises, Inc. hereby agree to renegotiate the Right of First Offer Agreement dated as of March 15, 1993 in good faith subsequent to the execution of this Shareholders' Agreement.


                                  SECTION 10

                              GENERAL PROVISIONS
                              ------------------

     10.1   Necessary Actions.  If and whenever the Shares are sold by a
            -----------------
Shareholder or its representative, the Shareholder or its representative shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

     10.2   Equitable Relief.  The parties hereto declare that it is impossible
            ----------------
to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal represen tatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

     10.3   Reclassifications, etc.  In the event that subsequent to the date of
            ----------------------
this Agreement any shares or other securities are issued on, or in exchange for, any of the Shares held by the Shareholders by reason of any stock dividend, stock split, consolidation of shares, reclassification, merger or consolidation involving the Company, such shares or securities shall be deemed to be Shares for purposes of this Agreement.

     10.4   Further Assurances.  Each Shareholder agrees to execute and deliver
            ------------------
such additional documents and take such additional actions as may be necessary or reasonably desirable to carry out the intent of this Agreement.

     10.5   Governing Law.  This Shareholders' Agreement shall be governed by
            -------------
and construed according to the laws of the State of California.

     10.6   Survival.  The representations, warranties, and covenants of the
            --------
parties made herein shall survive the Closing.

     10.7   Successors and Assigns.  Except as otherwise expressly limited
            ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

     10.8   Entire Agreement; Amendment and Waiver.  This Shareholders'
            --------------------------------------
Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Except as provided in Section 1.15, any term of this Shareholders' Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of a majority in interest of the Holders and the written consent of the Company. Any amendment or waiver effected in accordance with this Section 10.8 shall be binding upon each Holder and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any Holder.

     10.9   Rights of Holders.  Each Holder shall have the absolute right to
            -----------------
exercise or refrain from exercising any right or rights that such Holder may have by reason of this Shareholders' Agree ment, including without limitation the right to consent to the waiver of any obligation of the Company under this Shareholders' Agreement and to enter into an agreement with the Company for the purpose of modifying this Shareholders' Agreement or any agreement affecting any such modification, and such Holder shall not incur any liability to any other Holder or Holders with respect to exercising or refraining from exercising any such right or rights.

     10.10  Notices, etc.  All notices and other communications required or
            -------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (i) if to a Holder, at the address such Holder shall have furnished to the Company in writing, or (ii) if to the Company, one copy to its principal executive offices addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holders, and another copy to the Company's legal counsel, Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050, to the attention of Thomas
C. DeFilipps, Esq.

     10.11  Delays or Omissions.  No delay or omission to exercise any right,
            -------------------
power, or remedy accruing to any party upon any breach or default under this Shareholders' Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Shareholders' Agreement, or any waiver on the part of any party of any provisions or conditions of this Shareholders' Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Shareholders' Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

     10.12  References.  Unless context otherwise requires, any reference to a
            ----------
"Section" refers to a section of this Shareholders' Agreement. Any reference to "this Section" refers to the whole numbered section in which such reference is contained.

     10.13  Severability.  If any provision of this Shareholders' Agreement is
            ------------
held to be unenforceable under applicable law, then such provision shall be excluded from this Shareholders' Agreement and the balance of this Shareholders Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The court in its discretion may substitute for the excluded provision an enforceable provision which in economic substance reasonably approximates the excluded provision.

     10.14  Counterparts.  This Shareholders' Agreement may be executed in any
            ------------
number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

     IN WITNESS WHEREOF, this Shareholders' Agreement is executed effective as of the date first set forth above.


     THE COMPANY:                       PACIFIC PAY VIDEO LIMITED


                                        By:_____________________________________

                                        Title:__________________________________



     SHAREHOLDERS:



                                        ________________________________________
                                        ALLAN ASHMEAD


                                        ASIA PACIFIC GROWTH FUND, L.P.

                                        By:  ASIA PACIFIC GROWTH
                                             FUND, L.P.

                                        By:  H & Q ASIA PACIFIC, G.P.
                                             GENERAL PARTNER OF ASIA
                                        PACIFIC GROWTH FUND, L.P.

                                        By:  H & Q ASIA PACIFIC, LTD.
                                             GENERAL PARTNER OF
                                             H & Q ASIA PACIFIC, G.P.


                                        By:_____________________________________
                                             DANIEL A. CARROLL
                                             SENIOR VICE PRESIDENT
                                             H & Q ASIA PACIFIC, LTD.

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

                                        BANCORP HAWAII SMALL BUSINESS
                                        INVESTMENT COMPANY, INC.


                                        By:_____________________________________

                                        Title:__________________________________



                                        ________________________________________
                                        CORNELIUS BOND


                                        CLARION CAPITAL CORPORATION


                                        By:_____________________________________

                                        Title:__________________________________


                                        COMSAT VIDEO ENTERPRISES, INC.


                                        By:_____________________________________

                                        Title:__________________________________



                                        ________________________________________
                                        ROBERT CREAGER

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

                                        CSK VENTURE CAPITAL CO., LTD.
                                        AS INVESTMENT MANAGER FOR
                                        CSK-1(A) INVESTMENT FUND


                                        By:_____________________________________

                                        Title:__________________________________



                                        CSK VENTURE CAPITAL CO., LTD. AS
                                        INVESTMENT MANAGER FOR CSK-1(B)
                                        INVESTMENT FUND


                                        By:_____________________________________

                                        Title:__________________________________



                                        DUNWOODIE FAMILY TRUST


                                        By:_____________________________________

                                        Title:__________________________________



                                        REVOCABLE TRUST OF JAROLD A.
                                        EVANS U/T/D APRIL 19, 1994


                                        By:_____________________________________

                                        Title:__________________________________

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

                                        FREIDENRICH FAMILY TRUST


                                        By:_____________________________________

                                        Title:__________________________________


                                        HAKMAN CAPITAL CORPORATION


                                        By:_____________________________________

                                        Title:__________________________________



                                        H & Q PPV INVESTORS, L.P.


                                        By:_____________________________________

                                        Title:__________________________________



                                        ________________________________________
                                        ERIC HASS



                                        ________________________________________
                                        JOSEPH S. HROUDA


                                        J.F. SHEA CO., INC.


                                        By:_____________________________________

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

                                        Title:__________________________________


                                        ________________________________________
                                        WILLARD L. KAUFFMAN



                                        THE WALTER LOEWENSTERN, JR.
                                        SEPARATE PROPERTY TRUST U/D/T
                                        DATED 2/12/90


                                        By:_____________________________________

                                        Title:__________________________________



                                        ________________________________________
                                        W. PATRICK MCDOWELL



                                        NIKKO CAPITAL CO., LTD


                                        By:_____________________________________

                                        Title:__________________________________


                                        N.C. NO. 2, INVESTMENT PARTNERSHIP


                                        By:_____________________________________

                                        Title:__________________________________

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

                                        O'ROURKE INVESTMENT CORPORATION


                                        By:_____________________________________

                                        Title:__________________________________

                                        OSCCO III, L.P.


                                        By:_____________________________________

                                        Title:__________________________________


                                        PARTECH INTERNATIONAL


                                        By:_____________________________________

                                        Title:__________________________________


                                        POMONA CAPITAL, L.P.


                                        By:_____________________________________

                                        Title:__________________________________


                                        ROGERS FAMILY TRUST


                                        By:_____________________________________

                                        Title:__________________________________

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

                                        R & W VENTURES II


                                        By:_____________________________________

                                        Title:__________________________________


                                        SOF VENTURE CAPITAL, L.P.


                                        By:_____________________________________

                                        Title:__________________________________


                                        SP VENTURE CAPITAL


                                        By:_____________________________________

                                        Title:__________________________________


                                        SP OFFSHORE VENTURE CAPITAL, L.P.


                                        By:_____________________________________

                                        Title:__________________________________


                                        SUNSET PARTNERS, L.P.


                                        By:_____________________________________

                                        Title:__________________________________

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

     [Signature Page to Pacific Pay Video Limited Shareholders' Agreement]

                                        SUNSET PARTNERS II, L.P.


                                        By:_____________________________________

                                        Title:__________________________________


                                        SUNSET PARTNERS III, L.P.


                                        By:_____________________________________

                                        Title:__________________________________


                                        UNTERBERG HARRIS INTERACTIVE
                                        MEDIA LIMITED PARTNERSHIP C.V.


                                        By:_____________________________________

                                        Title:__________________________________



                                        ________________________________________
                                        GUNNAR WETLESEN



                                        ________________________________________
                                        MICHAEL W. WILSEY


                                        WS INVESTMENTS 94A


                                        By:_____________________________________

                                        Title:__________________________________


                                   Exhibit A
                                   ---------


Allan Ashmead
Asia Pacific Growth Fund, L.P.
Bancorp Hawaii Small Business Investment Company, Inc.
Cornelius Bond
Clarion Capital Corporation
Comsat Video Enterprises, Inc.
Robert Creager
CSK Venture Capital Co., Ltd. As Investment Manager For CSK-1(a) Investment Fund CSK Venture Capital Co., Ltd. As Investment Manager for CSK-1(b) Investment Fund Dunwoodie Family Trust
Revocable Trust of Jarold A. Evans U/T/D April 19, 1994
Freidenrich Family Trust
Hakman Capital Corporation
H & Q PPV Investors, L.P.
Eric Hass
Joseph S. Hrouda
J.F. Shea Co., Inc.
Willard L. Kauffman
The Walter Loewenstern, Jr. Separate Property Trust U/D/T dated 2/12/90
W. Patrick McDowell
Nikko Capital Co., Ltd
N.C. No. 2, Investment Partnership
O'Rourke Investment Corporation
OSCCO III, L.P.
Partech International
Pomona Capital, L.P.
Rogers Family Trust
R & W Ventures II
SOF Venture Capital, L.P.
SP Venture Capital
SP Offshore Venture Capital, L.P.
Sunset Partners, L.P.
Sunset Partners II, L.P.
Sunset Partners III, L.P.
Unterberg Harris Interactive Media Limited Partnership C.V.
Gunnar Wetlesen
Michael W. Wilsey
WS Investments 94A

                                                                    EXHIBIT H TO
                                                                  NOTE AGREEMENT

                           PACIFIC PAY VIDEO LIMITED
                            GROSS REVENUE ANALYSIS
                                    JUN-95

                                                                                                        ---------------------
                                                                                                                CALCULATED
                              -----------------------------------------------------------------------------------------------
                                 ROOM      ON-LINE      GROSS         $         GROSS          HOTEL         BUY   ROOM REV
                                 COUNT      DATE        BUYS        PRICE      REVENUES      OCCUPANCY       RATE   PER MO
- -----------------------------------------------------------------------------------------------------------------------------
Australia

                                                        [*]

Guam

                                                        [*]

Hong Kong

                                                        [*]




*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                                                        ------------------------
                                                                                                                CALCULATED
                           -----------------------------------------------------------------------------------------------------
                                 ROOM     ON-LINE      GROSS         $          GROSS          HOTEL         BUY       ROOM
                                 COUNT     DATE         BUYS        PRICE      REVENUES      OCCUPANCY       RATE       REV
                                                                                              PER MO
- ------------------------------------------------------------------------------------------------------------------------------
Isreal
                                                                    [*]
Japan
                                                                    [*]
New Zealand
                                                                    [*]
Singapore
                                                                    [*]
South Korea
                                                                    [*]
Taiwan
                                                                    [*]


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                          [PACIFIC PAY VIDEO LIMITED]
                           [GROSS REVENUE ANALYSIS]
                                   [Jun-95]


                                     [***]
     Thailand


                                     [***]
     Grand Total


                                     [***]
     1995 Plan


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.